Exhibit 10.1

SECOND AMENDED AND RESTATED COLLABORATION AGREEMENT

MONSANTO COMPANY

and

EVOGENE LTD.

October 27, 2013

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5.11	Diligence Failures	80
5.12	Diligence Limitations	82
6.	PAYMENTS	82
6.1	Technology Access and License Fees	82
6.2	Research Payments to Evogene	82
6.3	Data Generation Payments	84
6.4	Milestone Fees	84
6.5	Royalty Payments	85
6.6	Royalty Term	87
6.7	Patent Coverage	88
6.8	Special Collaboration Hits, Monsanto Nominated Hits, Monsanto Nominated PlaNet Gene Stacks and Monsanto Nominated RePack Recommendations	88
6.9	Third Party Offsets	88
6.10	Recoupment	88
6.11	Milestone Fees and Royalties on Certain Collaboration Hit Homologs	88
6.12	Model Plant Validation Costs	88
6.13	Disclaimer	88
6.14	Regulatory Citation Fees	88
7.	PAYMENTS; BOOKS AND RECORDS	89
7.1	Monsanto Royalty Reports	89
7.2	Additional Net Trait Revenue Information	89
7.3	Payment; Payment Method	89
7.4	Interest on Late Payments	90
7.5	Records; Inspection	90
7.6	Tax Matters	90
8.	REGULATORY	90
8.1	Regulatory Requirements	91
8.2	Regulatory and Product Stewardship	91
8.3	Consultation	91
8.4	Monsanto Regulatory Data and Data Compensation	92
8.5	Monsanto Protocols	92
9.	INTELLECTUAL PROPERTY	92
9.1	Inventorship and Title	93
9.2	Patent Rights	93
10.	CONFIDENTIALITY	94
10.1	Confidential Information	97
10.2	Permitted Disclosures	97
10.3	Data Sharing and Restrictions; Ownership	98
10.4	Press Releases	99
11.	REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS	101
11.1	Representations and Warranties	102
11.2	Third-Party Beneficiaries	102
11.3	Disclaimer of Warranties	103
11.4	Anti-Corruption Laws	104
11.5	Export Control	104

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

12.	INDEMNIFICATION	104
12.1	Indemnification of Evogene	104
12.2	Indemnification of Monsanto	104
12.3	Procedure	105
12.4	Disputes Regarding Indemnification	105
13.	EXCLUSION OF DAMAGES; LIMITATION OF LIABILITY	106
13.1	Exclusion of Damages	106
13.2	Limitation of Liability	106
13.3	Allocation of Risk	106
14.	TERM AND TERMINATION	106
14.1	Term	106
14.2	Termination of Certain Provisions of this Agreement for Cause	106
14.3	Termination of Funded Project	107
14.4	Accrued Obligations	107
14.5	Effect of Breach; Survival	107
15.	DISPUTE RESOLUTION	108
15.1	Informal Negotiation; Mediation	108
15.2	Arbitration	108
15.3	Infringement Claims	113
16.	CONDITION PRECEDENT	113
17.	MISCELLANEOUS	113
17.1	Governing Law	113
17.2	Language	113
17.3	Waiver	113
17.4	Amendment	113
17.5	Assignment; Change of Control to a Monsanto Competitor	115
17.6	Notices	116
17.7	Force Majeure	116
17.8	Independent Contractors	116
17.9	Employees and Agents of Each Party	116
17.10	Other Relationships	116
17.11	Advice of Counsel	117
17.12	Compliance with Laws	117
17.13	Other Obligations	117
17.14	Severability	117
17.15	Remedies Not Exclusive	117
17.16	Further Assurances	117
17.17	Entire Agreement	117
17.18	Limited Agent for Service of Process	118
17.19	Headings	118
17.20	Construction	118
17.21	Counterparts	118

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Exhibits

Exhibit A	–	Illustration of Collaboration Hit
Exhibit B	–	Research Plan
Exhibit C	–	Evogene Patent Rights
Exhibit D	–	Harvestable Yield Formulas
Exhibit E	–	Form of Materials Transfer Agreement and Transmittal
Exhibit F	–	Monsanto-Funded Evogene Data
Exhibit G	–	Monsanto Improvement Patent Rights
Exhibit H	–	Determination of Net Trait Revenue
Exhibit I	–	Evogene Report Criteria
Exhibit J	–	Monsanto Report Criteria
Exhibit K	–	Phase Advancement Criteria
Exhibit L	–	Activity Points
Exhibit M	–	Monsanto Patent Reimbursement Cap
Exhibit N	–	Patent Prosecution Countries
Exhibit O	–	Information Technology Issues
Exhibit P	–	Form of Press Release
Exhibit Q	–	Procedures for FTO Analysis
Exhibit R	–	Set-up & Pilot towards Monsanto Provision of Monsanto Testing Data
Exhibit S	–	Monsanto Testing Data
Exhibit T	–	Extended Funded Project
Exhibit U	–	High Impact Royalty – Example
Exhibit V	–	Method for Determining Transformational Yield
Exhibit W	–	Expression Patterns Matrix
Exhibit X	–	PlaNet Discovery Program
Exhibit Y	–	Fusarium Funded Project

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

SECOND AMENDED AND RESTATED COLLABORATION AGREEMENT

This SECOND AMENDED AND RESTATED COLLABORATION AGREEMENT (“Agreement”), dated October 27 2013, by and between Monsanto Company, a Delaware corporation (“Monsanto”), and Evogene Ltd., an Israeli company (“Evogene”), shall be effective as of the 2013 Signing Date.

BACKGROUND

A. Monsanto is in the business, among other things, of developing and commercializing transgenic plants and related agricultural products.

B. Evogene has developed and possesses certain technologies, including a proprietary discovery platform and model plant validation capabilities, which can be used to identify and test genes for among other things, the potential to convey improved or sustained yield and abiotic stress tolerance in plants, and is currently in the process of developing certain additional technologies, including proprietary computational platform and model plant validation capabilities, which can be used to enhance and optimize the development of products incorporating such genes.

C. Monsanto desires to fund and Evogene desires to undertake a research project, in which Evogene will apply its proprietary discovery platform, product-development enhancement and optimization platform and model plant validation capabilities to identify genes and gene stacks with the potential to improve yield and abiotic stress tolerance in certain agricultural crops and to identify certain parameters with the potential to enhance and/or optimize the development of products incorporating such genes, and which the parties expect will generate valuable know-how, including patentable inventions;

D. Monsanto and Evogene further desire that the valuable know-how, including patentable inventions, resulting from such research project be licensed by Evogene to Monsanto, so that Monsanto can apply its proprietary process of phase-based testing of genes, to develop and commercialize transgenic plants that exhibit improved or sustained yield and abiotic stress tolerance, all subject to and in accordance with the terms herein.

E. On August 27, 2008, the parties entered into the “2008 Collaboration and License Agreement” (the “Original 2008 Collaboration Agreement”). As a condition precedent to the execution and delivery of the Original 2008 Collaboration Agreement, the parties executed and delivered the “Share Purchase Agreement” defined below, and the Original 2008 Collaboration Agreement was executed and delivered as a condition precedent to the Share Purchase Agreement.

F. On the 2011 Signing Date, the parties amended and restated the Original 2008 Collaboration Agreement in its entirety, including its Exhibits, pursuant to the Amended & Restated 2008 Collaboration and License Agreement (the “First Amended and Restated 2008 Collaboration Agreement”).

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

G. The parties have now agreed to extend the term of the collaboration and broaden its scope to include certain biotic stress traits, and for such purpose, as of the 2013 Signing Date, to replace the First Amended and Restated 2008 Collaboration Agreement, in its entirety, including its Exhibits, with this Agreement.

H. As a condition precedent to the execution and delivery of this Agreement, the parties are executing and delivering the “Put Option Agreement” defined below, which, inter alia, amends the Share Purchase Agreement (as amended by the parties on September 21, 2011, November 14, 2011 and November 28, 2011), and this Agreement is executed and delivered as a condition precedent to the Put Option Agreement.

In consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1. DEFINITIONS.

For purposes of this Agreement and all Exhibits hereto, terms defined in this Section 1 shall have the meanings set forth herein. Certain definitions unique to Exhibit H (Net Trait Revenue) are defined therein without reference in this Section 1.

1.1 “Activity Points” has the meaning set forth in Section 5.10.3.

1.2 “Additional Hits” means the following Evogene Hits previously delivered to Monsanto pursuant to that certain Collaboration and License Agreement dated as of September 24, 2007, by and between the parties: [* * *].

1.3 “Agreement” has the meaning set forth in the Preamble.

1.4 “Affiliate” means any Person which directly or indirectly Controls, is Controlled by, or is under common Control with the party in question.

1.5 “[* * *]” means [* * *].

1.6 “Annual Research Payment” has the meaning set forth in Section 6.2.

1.7 “Annual Research Plan” has the meaning set forth in Section 2.3.3(d).

1.8 “ATHLETE” means Evogene’s computational Hit discovery platform, as modified, improved and supplemented, and any successor thereto.

1.9 “ATHLETE Discovery Round” has the meaning set forth in Section 1.49.

1.10 “Average Exchange Rate” means, for any Collaboration Year starting with Collaboration Year [* * *], the average exchange rate of Dollars to NIS, based on rates reported by The Bank of Israel at http://www.boi.org.il/en/markets/exchangerates/pages/default.aspx or any successor website, for the forty-five (45) days ending on the last day of the second quarter of the preceding Collaboration Year.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.11 “Bare Sublicense” means a license of patent and/or know-how rights where the licensor does not engage in any substantial research, product development or other work, whether by itself or in collaboration with the licensee, in connection with the license or the subject matter of the license.

1.12 “[* * *]” means [* * *].

1.13 “Biological Material” means RNA, DNA and protein stocks, tissues, seeds, Germplasm, and other material.

1.14 “[* * *] Model Plant Validation” means the model plant validation conducted in [* * *], as set forth in the Research Plan.

1.15 “Branded Sales” has the meaning set forth in Exhibit H. For the avoidance of doubt, the sale of a particular unit of seed (or other type of product) comprising a Product shall be included among either Licensed Sales or Branded Sales, but not both.

1.16 “Canola” means, collectively, Brassica napus, Brassica napus var. napobrassica, and Brassica rapa spp.

1.17 “Change of Control” means the acquisition of Control of Evogene by any Person, acting alone or as part of a group acting in concert.

1.18 “Collaboration” means the collaboration between Monsanto and Evogene contemplated by the terms of this Agreement.

1.19 “Collaboration Hit” means (a) each Evogene Project Hit, (b) each Special Collaboration Hit or Internal Non-Field Hit that becomes a Collaboration Hit pursuant to Section 4.2.1 and 4.2.2, respectively, (c) each GeneSpec Gene that becomes a Collaboration Hit [* * *].

1.20 “Collaboration Hit Data Backpack” means data on a Collaboration Hit or Special Collaboration Hit that is generated during the Discovery Round in which such Collaboration Hit or Special Collaboration Hit was identified, [* * *].

1.21 “Collaboration Hit G2P Data Backpack” means data on a Collaboration Hit Homolog or on a Special Collaboration Hit that is generated during a Project G2P Round performed in respect of such Collaboration Hit Homolog or Special Collaboration Hit, [* * *].

1.22 “Collaboration Hit Homolog” means, with respect to any Collaboration Hit, any Homolog of such Collaboration Hit individually (including, for the avoidance of doubt, such Collaboration Hit itself).

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.23 “Collaboration Hit Set” means, with respect to any Collaboration Hit such Collaboration Hit and all of its Homologs, collectively.

1.24 “Collaboration Year” means the period of twelve consecutive months (divided into and composed of four quarters) beginning on the first day of the first full calendar month following the Effective Date, and ending on the last day of the twelfth full calendar month following the Effective Date; provided, however that the first Collaboration Year, and the first quarter thereof, shall include the stub period from the Effective Date to the first day of the first full calendar month following the Effective Date. Thereafter, each twelve complete calendar months shall be a subsequent Collaboration Year.

1.25 “Commercial License” has the meaning set forth in Section 3.1.3.

1.26 “Commercially Exploit” or “Commercial Exploitation” means to make, have made, use, have used, import, export, and to sell, offer for sale or have sold a Product.

1.27 “Commercial Sale” means, in respect of each Product that is a Main Monsanto Crop or [* * *], the commercial sale of units of such Product sufficient to plant at least 10,000 acres of such Product, determined based upon a reasonable planting rate, and in respect of each Product that is not one of the foregoing Monsanto Crops, any commercial sale of such Product.

1.28 “Commercial Transfer” means the sale of a Product, or grant of a right to use a Product, for which Monsanto recognizes revenue, in compliance with GAAP.

1.29 “Conceived” is defined as it is defined under applicable United States patent law.

1.30 “Confidential Information” means (i) the terms and conditions of this Agreement (but not its existence), (ii) any information or material, including all know-how and trade secrets, in tangible form disclosed hereunder that is marked as “Confidential” at the time it is delivered to the receiving party, (iii) information or material, including all know-how and trade secrets, disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing (or by facsimile or email) within thirty (30) days by the disclosing party, or (iv) information which is deemed Confidential Information pursuant to the terms of this Agreement; provided however, that the above information shall not be deemed Confidential Information, to the extent the receiving party can establish by competent written proof that such information:

(a) was already known to the receiving party, other than under an obligation of confidentiality owed to the disclosing party, at the time of disclosure, and without breach of any legal or contractual obligation to any party;

(b) was generally available to the public or otherwise part of the public domain, other than through a breach of a legal obligation by the receiving party, at the time of its disclosure hereunder to the receiving party;

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

(c) becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

(d) is independently developed by the receiving party without reference to or use of any Confidential Information disclosed by the disclosing party; or

(e) was subsequently disclosed to the receiving party by a person other than the disclosing party without breach of any legal or contractual obligation to any party.

1.31 “Construct” means the combination of one or more Collaboration Hit Homologs, Special Collaboration Hits and/or PlaNet Gene Homologs and the respective expression elements for such Collaboration Hit Homologs, Special Collaboration Hits and/or PlaNet Gene Homologs.

1.32 “Contingent High Impact Royalties” has the meaning set forth in Section 6.5.4.

1.33 “Contingent Transformational Product” has the meaning set forth in Section 6.5.4(a).

1.34 “Control” means:

(a) as to Intellectual Property, any Intellectual Property that is owned by a party, or in-licensed by a party from a Third Party with the right to disclose or grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any Third Party (including the terms of any such in-license or in-license agreement) or any applicable law and without the need for any consent (or further consent) from such Third Party;

(b) as to the preparation and prosecution of patent applications, the maintenance of patent rights, and the enforcement and/or defense of patent rights, Control means the authority to select legal counsel, solicit other expert advice and assistance, and to make decisions pertaining to the preparation of patent applications and to the conduct of patent prosecution, interferences, appeals, patent issuance, maintenance, abandonment, reissue, reexamination, oppositions, patent enforcement or defense, as applicable; and

(c) as to a Person, (a) ownership, directly or indirectly, beneficially or of record, of fifty percent (50%) or more of the equity interests representing fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding equity interests of such Person, or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of such Person by individuals who were nominated by another Person or by a group acting in concert; or (c) the possession, directly or indirectly, by another Person or by a group acting in concert, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.35 “Core Validation” means the model plant validation assays that Evogene may conduct on Special Collaboration Hits pursuant to Section 4.2.1 and on Non-Field Hits pursuant to Section 4.2.2, as set forth in the Research Plan.

1.36 “Corn” means Zea mays.

1.37 “Cotton” means Gossypium spp.

1.38 “Covered Vegetables” means [* * *].

1.39 “Credit Genes” has the meaning set forth in Section 5.10.1(f).

1.40 “Data Generation” means the generation of Datasets.

1.41 “Database” means a database used by Evogene as the basis for the data-mining activity in a Discovery Round or in any other Gene discovery activities performed by Evogene.

1.42 “Dataset” means a set of raw data which originates from biological material (plant organs or other organisms) and which, after being processed into a Database by Evogene, may be data-mined for Hit discovery through a Discovery Round.

1.43 “Deadlock” has the meaning set forth in Section 2.2.5.

1.44 “Delivered Hit” means a Replacement Homolog designated in place of an Evogene Hit and Evogene Project Hit in accordance with Section 5.2.2(e), or in place of a Collaboration Hit in accordance with Section 5.2.2(f).

1.45 “Delivery Group” means, with respect to each of Collaboration Years 7 through 9: (i) all Collaboration Hits (including those originating from Independent Discovery Rounds or Internal Non-Field Discovery Rounds that become Collaboration Hits pursuant to the terms hereof) whose Discovery Validation Data Backpacks are provided to Monsanto in a given Collaboration Year; and (ii) all Preferred Modes of Use, other than GeneDex Recommendations, whose Collaboration Hit G2P Data Backpacks were provided to Monsanto in the immediately-preceding Collaboration Year.

For purposes of this Agreement:

“Delivery Group 7” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 7, and all Preferred Modes of Use (other than GeneDex Recommendations) whose Collaboration Hit G2P Data Backpacks were delivered to Monsanto in Collaboration Year 6.

“Delivery Group 8” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 8, and all Preferred Modes of Use (other than GeneDex Recommendations) whose Collaboration Hit G2P Data Backpacks were delivered to Monsanto in Collaboration Year 7.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

“Delivery Group 9” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 9 and the first two months of Collaboration Year 10, and all Preferred Modes of Use (other than GeneDex Recommendations) whose Collaboration Hit G2P Data Backpacks were delivered to Monsanto in Collaboration Year 8.

1.46 “Diligence Failure” has the meaning set forth in Section 5.11.

1.47 “Diligence Obligations” has the meaning set forth in Section 5.1.

1.48 “Discovery Program” means any of the research programs to identify Hits that confer specific Traits within the Monsanto Field for use in the Monsanto Crops, as set forth in the Research Plan.

1.49 “Discovery Round” means any and all research and development activities that are conducted by Evogene utilizing ATHLETE and that are targeted at identifying Hits for given Traits (“ATHLETE Discovery Round”), which Hits, when and if claimed in a patent application filed by Evogene, would constitute Evogene Hits.

1.50 “Discovery Round Jointly-Owned Patent Rights” has the meaning set forth in Section 9.1.6(a).

1.51 “Discovery Validation Data Backpack” means validation data from the Model Plant Validation, [* * *] Model Plant Validation or Core Validation conducted by Evogene on a Collaboration Hit (or on a Collaboration Hit Homolog thereof if approved by the Research Committee), in substantially the form set forth in the Research Plan.

1.52 “Discovery, Enhancement and Optimization Tools Improvements” has the meaning set forth in Section 9.1.4.

1.53 “Dispute Resolution” has the meaning set forth in Section 15.

1.54 “Dollars” or “$” means the lawful currency of the United States of America.

1.55 “Effective Date” means August 27, 2008.

1.56 “Encumbered Discovered Hit” means a Hit that either:

(i) meets both of the following criteria:

(A) it is identified in a Project Discovery Round; and

(B) if such Hit were a Collaboration Hit, then a part of its Collaboration Hit Set, but not the Hit itself, would be licensed to a Third Party pursuant to an Existing Encumbering Agreement, or would be subject to license

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

to a Third Party pursuant to a Future Encumbering Agreement. For clarification, if the Hit itself would be licensed to a Third Party pursuant to an Existing Encumbering Agreement, or would be subject to license to a Third Party pursuant to a Future Encumbering Agreement, then such Hit could not be considered an Encumbered Discovered Hit hereunder;

or

(ii) meets both of the following alternative criteria:

(A) it is an Observed Sequence; and

(B) a part of its Collaboration Hit Set (determined based on its Observed Sequence), but not the Hit itself, is licensed to a Third Party pursuant to an Existing Encumbering Agreement, or is subject to license to a Third Party pursuant to a Future Encumbering Agreement. For clarification, if the Observed Sequence itself would be licensed to a Third Party pursuant to an Existing Encumbering Agreement, or would be subject to license to a Third Party pursuant to a Future Encumbering Agreement, then such Hit could not be considered an Encumbered Discovered Hit hereunder.

1.57 “Encumbered Special Collaboration Hit” means each Special Collaboration Hit that originates from an Existing Evogene Hit, or that is identified after the Effective Date, and that in either case is licensed to a Third Party pursuant to an Existing Encumbering Agreement, or may be licensed to a Third Party pursuant to a Future Encumbering Agreement.

1.58 “Event” means (A) each instance of a modification of a plant genome through the transgenic introduction of a Collaboration Hit Homolog or a Special Collaboration Hit, whether alone or as part of a Construct, (B) each instance of a modification of a plant genome through the transgenic introduction of all or part of a PlaNet Gene Stack, whether alone or as part of a Construct, and (C) each instance of a modification of a plant genome through the transgenic introduction of a PlaNet Gene Homolog, whether alone or as part of a Construct. For example, the same Collaboration Hit Homolog (or Construct) inserted into a given plant genome at two different loci within that plant’s DNA would be considered two different Events. Alternatively, two different Collaboration Hit Homologs or Constructs inserted into the same locus of two same-species plants would also be considered two different Events.

1.59 “Evogene” has the meaning set forth in the Preamble.

1.60 “Evogene Defense or Enforcement Matter” has the meaning set forth in Section 9.2.1(b).

1.61 “Evogene Diligence Obligations” has the meaning set forth in Section 5.1.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.62 “Evogene Diligence Failure Notice” has the meaning set forth in Section 5.11.2(a).

1.63 “Evogene Discovery Round Patent Rights” shall mean patents or patent applications filed on inventions Conceived or Reduced to Practice by or on behalf of Evogene or any of its Affiliates in the framework of a Project Discovery Round or Independent Discovery Round, including any continuations, divisionals, continuations-in-part, reissues, or foreign equivalents based on any of the foregoing patents, patent applications or claims in respect thereof, and any subsequent patents or patent applications claiming priority to the filing date of any of the foregoing patents or patent applications, and any supplementary protection certificates, any other patent term extensions and exclusivity periods and the like of any such patents and patent applications, but specifically excluding any claim of any such patent or patent application to the extent that such claim (i) constitutes part of the Evogene Patent Rights; (ii) covers ATHLETE or any part thereof, including any improvement and/or modification of, or addition to, ATHLETE or any other computational gene discovery method or tool; (iii) covers the G2P Platform or any G2P Platform Component or any part thereof, including any improvement and/or modification of, or addition to, the G2P Platform or any G2P Platform Component, or any other computational product development enhancement or optimization method or tool, or (iv) claims any specific regulatory element or the use thereof. It is understood that (A) Evogene shall determine, in its discretion, the content of all such patent applications, and (B) any claim of any patent or patent application covering the modification of the expression of any particular Collaboration Hit Homolog or Special Collaboration Hit is included within the Evogene Patent Rights.

1.64 “Evogene G2P Round Patent Rights” shall mean patents or patent applications filed on inventions Conceived or Reduced to Practice by or on behalf of Evogene or any of its Affiliates in the framework of a G2P Round, including any continuations, divisionals, continuations-in-part, reissues, or foreign equivalents based on any of the foregoing patents, patent applications or claims in respect thereof, and any subsequent patents or patent applications claiming priority to the filing date of any of the foregoing patents or patent applications, and any supplementary protection certificates, any other patent term extensions and exclusivity periods and the like of any such patents and patent applications, but specifically excluding any claim of any such patent or patent application to the extent that such claim (i) constitutes part of the Evogene Patent Rights; (ii) covers ATHLETE or any part thereof, including any improvement and/or modification of, or addition to, ATHLETE or any other computational gene discovery method or tool; (iii) covers the G2P Platform or any G2P Platform Component or any part thereof, including any improvement and/or modification of, or addition to, the G2P Platform or any G2P Platform Component, or any other computational product development enhancement or optimization method or tool, or (iv) claims any specific regulatory element or the use thereof. It is understood that (A) Evogene shall determine, in its discretion, the content of all such patent applications, and (B) any claim of any patent or patent application covering the modification of the expression of any particular Collaboration Hit Homolog or Special Collaboration Hit is included within the Evogene Patent Rights.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.65 “Evogene-Funded Evogene Data” means Datasets developed by or on behalf of Evogene that do not constitute Monsanto-Funded Evogene Data.

1.66 “Evogene Hit” means a Hit, including an Observed Sequence, claimed in a patent application (including a provisional patent application) that was filed by Evogene.

1.67 “Evogene Know-How” means any and all Know-How that is necessary or useful for the identification, evaluation, development, manufacture, production, optimization, use or sale of any Product, that is (i) Controlled by Evogene on the Effective Date or during the Research Period, including Evogene’s interest in any jointly-owned Know-How, and (ii) provided from time to time by or on behalf of Evogene to Monsanto or its Affiliates in connection with the Collaboration; provided, however, that Evogene Know-How shall not include Know-How that as of the date of a Change of Control, is (a) Controlled by any Affiliate that becomes an Affiliate as the result of such Change of Control, or (b) Controlled by any Person with which Evogene merges or combines in connection with such Change of Control.

1.68 “Evogene Net Trait Revenue” (or “ENTR”) means, [* * *].

1.69 “Evogene Net Trait Revenue / Total Net Seed Revenue” or “ENTR / TNSR” means, [* * *].

1.70 “Evogene Non-Project Hit” means any Evogene Hit identified in an Independent Discovery Round or Non-Field Discovery Round and designated as such by Evogene.

1.71 “Evogene Patent Rights” means any and all patents and patent applications that are Controlled by Evogene and its Affiliates (other than patents and patent applications that, as of the date of a Change of Control, are (a) Controlled by any Affiliate that becomes an Affiliate as the result of such Change of Control, or (b) Controlled by any Person with which Evogene merges or combines in connection with such Change of Control) on and after the Effective Date, including Evogene’s interest in Jointly-Owned Patent Rights, in each case solely to the extent claiming (i) any Collaboration Hit Homolog or Special Collaboration Hit or PlaNet Gene Homolog, the use of such Collaboration Hit Homolog or Special Collaboration Hit or PlaNet Gene Homolog, or any modification of the expression of such particular Collaboration Hit Homolog or Special Collaboration Hit or PlaNet Gene Homolog, and/or (ii) any RePack Recommendation and/or PlaNet Gene Stack, and including any continuations, divisionals, continuations-in-part, reissues, or foreign equivalents based on any of the foregoing patents, patent applications or claims in respect thereof, and any subsequent patents or patent applications claiming priority to the filing date of any of the foregoing patents or patent applications, and any supplementary protection certificates, any other patent term extensions and exclusivity periods and the like of any such patents and patent applications. The patent applications Controlled by Evogene on the 2013 Signing Date include those set forth on the attached Exhibit C, as the same may be amended from time to time by the parties as additional Evogene Patent Rights are identified.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.72 “Evogene Project Hit” means (i) any Evogene Hit identified in a Project Discovery Round and designated as such in the applicable Collaboration Hit Data Backpack and (ii) any Delivered Hit designated as an Evogene Project Hit in the applicable Collaboration Hit Data Backpack.

1.73 “Evogene Trait” has the meaning set forth in Exhibit H.

1.74 “Existing Encumbering Agreement” means any agreement between Evogene and a Third Party executed prior to the Effective Date pursuant to which Evogene licenses, agrees to license, or agrees to negotiate in good faith the license of, any one or more Existing Evogene Hits, other Encumbered Special Collaboration Hits, or other Hits (including, for the avoidance of doubt, any Hit that would otherwise fall within the Collaboration Hit Set of any Collaboration Hit) to such Third Party, as such agreement is in effect as of the Effective Date, without giving effect to any amendments, modifications or supplements thereto made after the Effective Date.

1.75 “Excluded Collaboration Hit” means a Collaboration Hit and its Collaboration Hit Homologs whose Exclusive Research License, Commercial License and Non-Assert License have terminated with respect to one or more Monsanto Crops due to Monsanto’s failure to advance a Collaboration Hit Homolog of such Collaboration Hit in the Monsanto Pipeline in such Monsanto Crop(s) pursuant to Section 5.10.2.

1.76 “Excluded PlaNet Gene Stack” means a PlaNet Gene Stack whose Research License and PlaNet Genes License have terminated with respect to one or more Monsanto Crops due to Monsanto’s failure to advance a PlaNet Gene Stack in the Monsanto Pipeline in such Monsanto Crop(s) pursuant to Section 5.10.2.

1.77 “Exclusive Research License” has the meaning set forth in Section 3.1.1.

1.78 “Exclusivity Period” means the period of time beginning on the Effective Date and ending on the last day of Collaboration Year 8.

1.79 “Existing Evogene Hit” means an Evogene Hit identified by Evogene prior to the Effective Date in a Discovery Round directed towards identifying Hits conferring one or more Traits in the Monsanto Field.

1.80 “Existing Evogene Patent Rights in the Excluded Countries” has the meaning set forth in Section 9.2.1(a).

1.81 “Expected Sequence” means the DNA sequence of a Collaboration Hit that is identified in the Collaboration Hit Data Backpack for such Collaboration Hit at the time Evogene delivers such Collaboration Hit Data Backpack to Monsanto.

1.82 “Expression Pattern” means any one of the expression patterns specifically defined by application of the Expression Patterns Matrix, as set forth in Exhibit W.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.83 “Extended Funded Project” has the meaning set forth in Section 2.1.

1.84 “FTE” or “Full Time Equivalent” means an employee working full time on research or research management activities directed to the performance of the Funded Project, or that number of employees working less than full-time on the Funded Project that collectively equal one such full-time employee.

1.85 “Funded Project” means those activities to be performed, conducted, or undertaken by Evogene during the Research Period in accordance with, and in fulfillment of, the Research Plan.

1.86 “Future Encumbering Agreement” means any agreement between Evogene and a Third Party that Evogene enters into after the Effective Date pursuant to an obligation, or an obligation to negotiate, set forth in any Existing Encumbering Agreement, and pursuant to which Evogene licenses, or agrees to license, any one or more Existing Evogene Hits, Encumbered Special Collaboration Hits, or other Hits (including, for the avoidance of doubt, any Hit that would otherwise fall within the Collaboration Hit Set of any Collaboration Hit) to such Third Party within or outside the Monsanto Crops.

1.87 “GAAP” means the currently generally accepted accounting practices in the United States, at the time of evaluation.

1.88 “G2P Activity” means any and all research and development activities that are conducted by Evogene utilizing the G2P Platform.

1.89 “G2P Enhancement Round” means RePack Analyses, GeneSpec Analyses, PlaNet Analyses and/or GeneDex Analyses conducted for a set of specific Collaboration Hit Homologs and/or Special Collaboration Hits, for which Evogene has delivered to Monsanto Collaboration Hit Data Backpacks and for which Monsanto has not provided Evogene with Monsanto Testing Data, which activities are directed to identifying Preferred Modes of Use of said Collaboration Hit Homologs and/or Special Collaboration Hits in respect of which Evogene delivers Collaboration Hit G2P Data Backpacks, for the specific Traits targeted in the Discovery Program from which such Collaboration Hits and/or Special Collaboration Hits were originally identified. For purposes hereof, a G2P Enhancement Round ends when Evogene delivers the number of Collaboration Hit G2P Data Backpacks that are required to be delivered in such G2P Enhancement Round, in accordance with Section 5.4.2.

1.90 “G2P Genes” means PlaNet Genes and/or GeneSpec Genes, as applicable.

1.91 “G2P Recommendation” means with respect to a particular Gene, any recommendation made by Evogene pertaining to: (i) Genes for stacking with such Gene pursuant to G2P Activity conducted by Evogene using PlaNet, (ii) the preferred homolog of such Gene to be used in the development of a product in a particular plant species as a means of conferring a specific Trait, pursuant to G2P Activity conducted by Evogene using GeneSpec; (iii) the preferred pattern of expression of such Gene to be used in the development of a product

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

in a particular plant species as a means of conferring a specific Trait pursuant to G2P Activity using RePack, or (iv) a prediction as to the stability of a specific Trait conferred by such Gene in a product of a particular plant species in different germplasm and/or under different environmental conditions, pursuant to G2P Activity using GeneDex.

1.92 “G2P Optimization Round” means RePack Analyses, GeneSpec Analyses, PlaNet Analyses and/or GeneDex Analyses conducted for a set of specific Collaboration Hit Homologs and/or Special Collaboration Hits, as to which Evogene has delivered to Monsanto Collaboration Hit Data Backpacks and as to which Monsanto has provided Evogene with Monsanto Testing Data, which activities are directed to identifying Preferred Modes of Use of said Collaboration Hit Homologs and/or Special Collaboration Hits for which Evogene delivers Collaboration Hit G2P Data Backpacks, for the specific Traits which were targeted in the Discovery Program from which such Collaboration Hits and/or Special Collaboration Hits were originally identified. For purposes hereof, a G2P Optimization Round ends when Evogene delivers the number of Collaboration Hit G2P Data Backpacks that are required to be delivered in such G2P Optimization Round, in accordance with Section 5.5.2.

1.93 “G2P Platform” means Evogene’s computational Gene development enhancement and optimization platform comprised of all four G2P Platform Components, as modified, improved and supplemented, and any successor thereto.

1.94 “G2P Platform Component” means RePack, PlaNet, GeneSpec or GeneDex.

1.95 “G2P Round” means a G2P Enhancement Round, G2P Optimization Round or Independent G2P Round.

1.96 “Gene” means a sequence of DNA consisting of nucleotides that encode functional RNA, which DNA may also contain non-coding introns, and any protein encoded by such sequence of DNA.

1.97 “GeneDex” means Evogene’s computational Gene analysis platform that is targeted at determining a relative score representing the relative level of stability of the Trait conferred by a Gene in different germplasm and/or under different environmental conditions.

1.98 “GeneDex Analysis” means any and all research and development activities that are conducted by Evogene in respect of a specific Collaboration Hit Homolog or Special Collaboration Hit, utilizing GeneDex.

1.99 “GeneDex Patent Rights” means any and all patents and patent applications that are Controlled by Evogene and its Affiliates (other than patents and patent applications that, as of the date of a Change of Control, are (a) Controlled by any Affiliate that becomes an Affiliate as the result of such Change of Control, or (b) Controlled by any Person with which Evogene merges or combines in connection with such Change of Control) on and after the Effective Date, including Evogene’s interest in Jointly-Owned Patent Rights, in each case solely to the extent claiming any GeneDex Recommendation, and including any continuations, divisionals,

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

continuations-in-part, reissues, or foreign equivalents based on any of the foregoing patents, patent applications or claims in respect thereof, and any subsequent patents or patent applications claiming priority to the filing date of any of the foregoing patents or patent applications, and any supplementary protection certificates, any other patent term extensions and exclusivity periods and the like of any such patents and patent applications.

1.100 “GeneDex Recommendation” means a recommendation made by Evogene in a Collaboration Hit G2P Data Backpack, which is delivered to Monsanto pursuant to a GeneDex Analysis of the respective Collaboration Hit Homolog or Special Collaboration Hit of such Collaboration Hit G2P Data Backpack.

1.101 “Gene Group” means, with respect to each of Collaboration Years 1 through 6, all Collaboration Hits (including those originating from Independent Discovery Rounds or Internal Non-Field Discovery Rounds that become Collaboration Hits pursuant to the terms hereof) whose Discovery Validation Data Backpacks are provided to Monsanto in a given Collaboration Year. For purposes of this Agreement:

“Gene Group 1” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 1.

“Gene Group 2” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 2. In addition, the Additional Hits shall be deemed Collaboration Hits included in Gene Group 2 for all purposes of this Agreement.

“Gene Group 3” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 3.

“Gene Group 4” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 4.

“Gene Group 5” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 5.

“Gene Group 6” means all Collaboration Hits whose Discovery Validation Data Backpacks are delivered to Monsanto in Collaboration Year 6.

1.102 “GeneSpec” means Evogene’s computational Gene analysis platform that is targeted at determining the preferred homolog of any particular Gene, which is to be used in the development of one or more products, of a specific plant species, containing or based on such Gene, for conferring a specific Trait.

1.103 “GeneSpec Analysis” means any and all research and development activities that are conducted by Evogene in respect of a specific Collaboration Hit Homolog or Special Collaboration Hit, utilizing GeneSpec.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.104 “GeneSpec Collaboration Hit” means a Collaboration Hit which originated from a GeneSpec Gene pursuant to Section 1.105, and which is identical to any other Collaboration Hit for all purposes of this Agreement, except with respect to certain purposes set forth in Section 1.105. For clarification, if at any time after the delivery of a GeneSpec Collaboration Hit to Monsanto, Evogene identifies in a Project Discovery Round an Evogene Hit that is identical to such GeneSpec Collaboration Hit and delivers it to Monsanto as a Collaboration Hit pursuant to Section 5.2.2, then thereafter such GeneSpec Collaboration Hit shall automatically constitute an ordinary Collaboration Hit for all purposes of this Agreement. For clarification, all definitions and provisions of this Agreement that apply to Collaboration Hits shall apply fully also to GeneSpec Collaboration Hits, except as set forth otherwise in Section 1.105.

1.105 “GeneSpec Gene” means each Gene that is delivered by Evogene to Monsanto in a Collaboration Hit G2P Data Backpack or in an Independent Collaboration Hit G2P Data Backpack pursuant to a GeneSpec Analysis in a Project G2P Round or in an Independent G2P Round, respectively. Each such GeneSpec Gene shall be a homolog of the Collaboration Hit of the Collaboration Hit Set to which the Collaboration Hit Homolog for which Evogene conducted the GeneSpec Analysis, which Evogene recommends Monsanto to use in the development of a Product, predicted to exhibit a specific desirable Trait within the Monsanto Field.

A “GeneSpec Gene” shall automatically constitute a Collaboration Hit for all purposes of this Agreement except that: (i) Evogene’s provision of such GeneSpec Genes shall not count towards fulfillment of the Evogene Diligence Obligations under Section 5.2.2 and will not be taken into account for purposes of determining the number of Collaboration Hits within the applicable Gene Group or Delivery Group; (ii) as set forth in Section 6.7 with respect to Patent Coverage; (iii) the Monsanto Diligence Obligations in respect of Collaboration Hits delivered to Monsanto pursuant to a Project Discovery Round shall not apply to GeneSpec Genes; provided, however, that GeneSpec Genes shall be subject to the Monsanto Diligence Obligations in respect of Preferred Modes of Use set forth in Section 5.10, and to the consequences of Monsanto Diligence Failures in respect of such Monsanto Diligence Obligations; and (iv) upon termination of the Research Licenses and Commercial License to the Collaboration Hit Homolog and/or Special Collaboration Hit in respect of which the GeneSpec Analysis which lead to the discovery of the GeneSpec Gene was performed, the Research Licenses and Commercial License to such GeneSpec Gene and all of its Homologs, shall automatically terminate as set forth in Section 5.10.7(a).

1.106 “GeneSpec Collaboration Hit Homolog” means, with respect to any GeneSpec Collaboration Hit, any Homolog of such GeneSpec Collaboration Hit individually (including, for the avoidance of doubt, such GeneSpec Collaboration Hit itself). For clarification, all definitions and provisions of this Agreement that apply to Collaboration Hit Homologs shall apply fully also to GeneSpec Collaboration Hit Homologs, except as set forth otherwise in Section 1.105.

1.107 “GeneSpec Special Product” means each Product which contains a GeneSpec Collaboration Hit Homolog, which does not constitute a Collaboration Hit Homolog of the original Collaboration Hit for which Evogene conducted the GeneSpec Analysis which lead to the identification and delivery of the GeneSpec Collaboration Hit, which such GeneSpec Collaboration Hit Homolog is a Homolog thereof.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.108 “Germplasm” means the genetic makeup of an organism which is used for breeding new organisms or is sold as commercial lines or varieties.

1.109 “Harvestable Yield” means the actual measured weight per unit field area of the relevant article of commerce of each of the Monsanto Crops (e.g., grain for each of the Main Monsanto Crops and [* * *]) with determinations of such measured weight made in a standardized and controlled manner. The particular formula to be applied to each Monsanto Crop is set forth on Exhibit D.

1.110 “Hit” means a sequence of DNA consisting of nucleotides that encode functional RNA, which DNA may also contain non-coding introns, and any protein encoded by such sequence of DNA. (N.B., this definition is intended to be identical to “Gene.”)

1.111 “High Impact Royalties” has the meaning set forth in Section 6.5.3.

1.112 “Homolog” means any Gene, the encoded protein of which meets the following test with respect to an encoded protein of an [* * *] or a [* * *], as the case may be: comparing the longest of the protein sequences, the sequences are more than [* * *] percent ([* * *]%) identical using a global alignment of the two sequences [* * *]: [* * *] = [* * *], [* * *] = [* * *], [* * *] = [* * *], provided that the [* * *] percent ([* * *]%) identity in sequence is distributed across at least [* * *] percent ([* * *]%) of the length of the longer of the two proteins.

1.113 “Improvement” means, with respect to an Excluded Collaboration Hit or an Excluded PlaNet Gene Stack, a patentable invention that: (i) was developed by or on behalf of Monsanto or any of its Affiliates after the disclosure by Evogene to Monsanto of the Collaboration Hit underlying that Excluded Collaboration Hit or the Excluded PlaNet Gene Stack, as the case may be; (ii) that falls, in whole or in part, within the scope of a Valid Claim in an Evogene Patent Right covering that Excluded Collaboration Hit or Excluded PlaNet Gene Stack, as the case may be, to the extent that such Valid Claim was issued at the time the applicable Collaboration Hit or PlaNet Gene Stack, as the case may be, became an Excluded Collaboration Hit or Excluded PlaNet Gene Stack, or was applied for at such time and was issued at any time thereafter; and (iii) the practice of all or any part of which would be necessary in the practice of the Evogene Patent Right described in the preceding clause (ii).

1.114 “Independent Collaboration Hit G2P Data Backpack” means data on a Collaboration Hit Homolog and/or a Special Collaboration Hit that is generated during an Independent G2P Round performed in respect of such Collaboration Hit Homolog and/or a Special Collaboration Hit, including genomic data and additional information as specified in the Research Plan with respect to Collaboration Hit G2P Data Backpacks. Said data shall include the Special G2P Recommendation that is made by Evogene to be utilized in respect of such

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Collaboration Hit Homolog or a Special Collaboration Hit, pursuant to the specific G2P Platform Component used in such Independent G2P Round, to the extent such Special G2P Recommendation is identified by Evogene in the Independent G2P Round, and shall also include PlaNet Genes or GeneSpec Genes, to the extent such PlaNet Genes or GeneSpec Genes are discovered by Evogene pursuant to the specific G2P Platform Component used in such Independent G2P Round. The content of Independent G2P Data Backpack shall be the same as the content of a Collaboration Hit G2P Data Backpack.

1.115 “Independent Discovery Round” means a Discovery Round conducted by Evogene during the Exclusivity Period that is directed toward discovering Evogene Hits conferring Traits in the Monsanto Field but not intentionally targeting use in the Monsanto Crops, it being understood that Hits identified through any such Discovery Round may be useful in the Monsanto Crops, provided that commencing on the first day of Collaboration Year 6 and thereafter, [* * *] shall be excluded from the Monsanto Crops for purposes of this definition of “Independent Discovery Round,” subject, however, to the Non-Exclusive Negotiation Requirement set forth in Section 4.1.

1.116 “Independent G2P Round” means G2P Activity conducted by Evogene during the Exclusivity Period not constituting a G2P Enhancement Round or G2P Optimization Round, and conducted for a set of specific Collaboration Hit Homologs and/or Special Collaboration Hits, which activities are directed to identifying Special G2P Recommendations for said Collaboration Hit Homologs or Special Collaboration Hits.

1.117 “Independent G2P Validation” means the model plant validation that Evogene may conduct on Special G2P Recommendation and which will be identical in process to Project G2P Validation.

1.118 “Independent G2P Validation Data Backpack” means validation data from an Independent G2P Validation conducted by Evogene on Special G2P Recommendation.

1.119 “Intellectual Property” means inventions, discoveries, ideas, know-how, works of authorship and confidential information, including copyrights, patents and patent applications, trade secrets, trademarks, service marks, design marks, moral rights, any registrations or applications relating to any of the foregoing, whether now existing or hereafter created, developed, arising or otherwise coming into being.

1.120 “Internal Independent Discovery Round” means an Independent Discovery Round that is not a Third-Party Independent Discovery Round.

1.121 “Internal Independent G2P Round” means an Independent G2P Round that is not a Third Party Independent G2P Round.

1.122 “Internal Non-Field Discovery Round” means a Non-Field Discovery Round conducted by Evogene during the Exclusivity Period that is not a Third-Party Non-Field Discovery Round.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.123 “Internal Non-Field Hit” has the meaning set forth in Section 4.2.2(a).

1.124 “Issued Claim” means a claim in a patent that has been granted, regardless of whether such claim has thereafter expired or otherwise ceased to be enforceable, provided that Issued Claim shall not include any such claim that has been held unenforceable in a final and unappealable decision by a court of competent jurisdiction due to inequitable conduct.

1.125 “Jointly-Owned Patent Rights” has the meaning set forth in Section 9.1.6.

1.126 “Know-How” means methods, techniques, processes, specifications, materials, recipes, formulae, designs, plans, drawings, data, trade secrets, publications or any other technical or scientific information that, in each case, derive independent economic value, actual or potential, from not being generally known to, and not being easily ascertainable by proper means, by other Persons who can obtain economic value from their disclosure or use, and are the subject of efforts that are reasonable under the circumstances to maintain their secrecy or confidentiality.

1.127 “License Fee” has the meaning set forth in Section 6.1.1.

1.128 “Licensed Sales” has the meaning set forth in Exhibit H. For the avoidance of doubt, the sale of a particular unit of seed (or other type of product) comprising a Product shall be included among either Licensed Sales or Branded Sales, but not both.

1.129 “Main Monsanto Crops” means Corn, Soybean, Cotton and Canola.

1.130 “Materials Transfer Agreement” means a separate written contract between the parties executed to effect, pursuant to this Agreement, a transfer between the parties of Biological Materials, a form of which is attached as Exhibit E.

1.131 “Milestone Fees” has the meaning set forth in Section 6.4.

1.132 “Milestones” has the meaning set forth in Section 6.4.

1.133 “Minimum R&D Activity” has the meaning set forth in Section 5.10.3.

1.134 “Model Plant Validation” means the model plant validation set forth in the Research Plan, that Evogene is to conduct on each Collaboration Hit (or on a Collaboration Hit Homolog thereof if approved by the Research Committee) or may conduct on Special Collaboration Hits pursuant to Section 4.2.1.

1.135 “Monsanto” has the meaning set forth in the Preamble.

1.136 “Monsanto Competitor” means [* * *].

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.137 “Monsanto Crops” means Corn, Cotton, Soybean, Canola and [* * *], except that beginning in Collaboration Year 6, on certain terms and conditions and for certain purposes as set forth within this Agreement, [* * *] is excluded from the definition of “Monsanto Crops,” all as further set forth herein.

1.138 “Monsanto Data” means, collectively, Monsanto Datasets and Monsanto Testing Data.

1.139 “Monsanto Dataset” means one or more Datasets that are developed solely by Monsanto, or by one or more Third Parties on Monsanto’s behalf, and provided to Evogene during the Exclusivity Period.

1.140 “Monsanto Diligence Obligations” has the meaning set forth in Section 5.1.

1.141 “Monsanto Field” means (i) the increase of Harvestable Yield under standard growth conditions (non-biotic stress environment), (ii) the increase or maintaining of Harvestable Yield under abiotic stress conditions, (iii) the increase or maintaining of Harvestable Yield under sub-optimal nutrient conditions (i.e. deficiency of macro elements and micro-elements), (iv) the increase of cotton fiber length, and (v) the increase of the quantity of stored oil in seeds (on a per-seed basis), and, in each case, creating these Traits transgenically. Monsanto Field shall not include the improvement of any biotic stress tolerance (e.g., insect, disease or pathogen resistance) or quality Traits (e.g., amino acid or fatty acid composition, vitamin content, sugar composition, improvement of digestibility, lignin or cellulose composition, secondary metabolites, aroma, flavor or color).

1.142 “Monsanto Fiscal Year” means the twelve (12) month period starting on September 1 of each calendar year, and ending on August 31 of the subsequent calendar year, unless changed by Monsanto in the ordinary course of its business.

1.143 “Monsanto-Funded Evogene Data” means one or more Datasets developed by Evogene, or by one or more Third Parties on Evogene’s behalf, under the Funded Project as specified and directed by the Research Plan and funded by Monsanto. Monsanto-Funded Evogene Data includes certain Datasets developed by Evogene before the Effective Date, as described in Exhibit F.

1.144 “Monsanto Improvement Patent Rights” means, as to a particular Excluded Collaboration Hit or Excluded PlaNet Gene Stack, any and all patents and patent applications that are Controlled by Monsanto and its Affiliates at the time a Collaboration Hit or PlaNet Gene Stack becomes such Excluded Collaboration Hit or Excluded PlaNet Gene Stack, as the case may be, or, if Evogene does not have an issued Valid Claim in an Evogene Patent Right covering such Excluded Collaboration Hit or Excluded PlaNet Gene Stack, as the case may be at the time such Hit or PlaNet Gene Stack becomes an Excluded Collaboration Hit or Excluded PlaNet Gene Stack, as the case may be, then the time that Evogene notifies Monsanto that a patent has issued which contains a Valid Claim in an Evogene Patent Right covering that Excluded Collaboration

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Hit or Excluded PlaNet Gene Stack, as the case may be, including Monsanto’s interest in Jointly-Owned Patent Rights to the extent not licensed to Evogene pursuant to Section 3.2.3, solely to the extent claiming inventions by or on behalf of Monsanto or a Monsanto Affiliate (solely or jointly with Monsanto or Third Parties) that are Improvements, including any continuations, divisionals, continuations-in-part, reissues, or foreign equivalents based on any of the foregoing patents, patent applications or claims in respect thereof, and any subsequent patents or patent applications claiming priority to the filing date of any of the foregoing patents or patent applications. The Monsanto Improvement Patent Rights shall be set forth on the attached Exhibit G, as the same shall be amended from time to time by the parties as additional Monsanto Improvement Patent Rights are identified.

1.145 “Monsanto Nominated Hit” means [* * *].

1.146 “Monsanto Nominated PlaNet Gene Stack” means [* * *].

1.147 “Monsanto Nominated Repack Recommendation” means [* * *].

1.148 “Monsanto Pipeline” means Monsanto’s proprietary process of phase-based testing of Hits in plants for the development of products into which such Hits are transgenically introduced, including Phase I, Phase II and Phase III and subsequent phases.

1.149 “Monsanto Testing Data” means Monsanto data generated from experiments conducted within the laboratory, automated greenhouse or field trials by or on behalf of Monsanto in its testing of all Collaboration Hits in the Monsanto Pipeline, as further detailed in Exhibit S.

1.150 “Net Seed Revenue” means [* * *].

1.151 “Net Trait Revenue” has the meaning set forth in Exhibit H attached hereto.

1.152 “NIS” means the lawful currency of the State of Israel.

1.153 “Non-Assert License” has the meaning set forth in Section 3.1.3(d).

1.154 “Non-Disclosure Period” means, (a) for any Special Collaboration Hit together with all of its Homologs, or any Collaboration Hit together with all its Collaboration Hit Homologs, the longer of (i) the [* * *] starting on the date the Collaboration Hit Data Backpack for such Special Collaboration Hit or Collaboration Hit is delivered to Monsanto, or (ii) the period from the date the Collaboration Hit Data Backpack for such underlying Special Collaboration Hit or Collaboration Hit is delivered to Monsanto until the date [* * *] such Special Collaboration Hit or Collaboration Hit (the “[* * *]”), and (b) for any Project G2P Recommendation or Special G2P Recommendation, the [* * *] starting on the date which such Project G2P Recommendation [* * *]. Notwithstanding the foregoing, with respect to any Collaboration Hit or Special Collaboration Hit originating from an Existing Evogene Hit, or any of the Collaboration Hit Homologs of such Collaboration Hit or Special Collaboration Hit,

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(i) there shall be no Non-Disclosure Period if the applicable [* * *] occurred before the Effective Date, and (ii) the Non-Disclosure Period shall end on the [* * *] if the applicable [* * *] occurs on or after the Effective Date.

1.155 “Non-Exclusive Negotiation Requirement” has the meaning set forth in Section 4.1.

1.156 “Non-Exclusive Research License” has the meaning set forth in Section 3.1.2.

1.157 “Non-Field Discovery Round” means a Discovery Round conducted by Evogene during the Exclusivity Period, whether or not for the benefit of a Third Party, that does not constitute an Independent Discovery Round and that is directed towards identifying Evogene Hits conferring Traits outside of the Monsanto Field.

1.158 “Non-Field Hits” has the meaning set forth in Section 4.2.2(a).

1.159 “Non-Negotiation Period” has the meaning set forth in Section 4.1.1.

1.160 “Non-Project G2P Claim” means, with respect to each patent or patent application (including any continuations, divisionals, continuations-in-part, reissues, or foreign equivalents based on any of the foregoing patents or patent applications, and any subsequent patents or patent applications claiming priority to the filing date of any of the foregoing patents or patent applications, and any supplementary protection certificates, any other patent term extensions and exclusivity periods and the like of any such patents and patent applications) which claims one or more Project G2P Recommendations or Special G2P Recommendations, any claim in such patent or patent application which does not cover a Project G2P Recommendation or a Special G2P Recommendation.

1.161 “Observed Sequence” means the DNA sequence of a Collaboration Hit that is observed after such Collaboration Hit has been cloned and sequenced for purposes of transgenically introducing it into a model plant genome.

1.162 “Office Actions” shall mean actions taken in response to rejections of claims by patent offices, including responses filed in connection with requests for continued examination. Office Actions shall not include: (a) filing a patent application, or any continuation, divisional, or continuation in part, a request for continued examination or any fees associated therewith; (b) responding to an allowance of the application or any fees associated therewith; or (c) paying any maintenance or annuity fees.

1.163 “Original 2008 Collaboration Agreement” has the meaning set forth in the preamble to this Agreement.

1.164 “Permitted Homolog” means a Homolog of an Encumbered Discovered Hit that is neither licensed to a Third Party pursuant to an Existing Encumbering Agreement nor subject to license to a Third Party pursuant to a Future Encumbering Agreement.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.165 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity.

1.166 “Phase” means any of Phase I, Phase II or Phase III in the Monsanto Pipeline.

1.167 “Phase Advancement Criteria” has the meaning set forth in Section 5.10.2(a).

1.168 “Phase Advancement Failure” has the meaning set forth in Section 5.10.2(b).

1.169 “Phase Advancement Failure Fee” means, for each Collaboration Hit (together with all of its Collaboration Hit Homologs) or PlaNet Gene Stack that is subject to a Phase Advancement Failure pursuant to Section 5.10.2 and with respect to each Main Monsanto Crop in which such failure occurred, a fee determined by mutual agreement of Monsanto and Evogene or, absent such agreement, by the procedure set forth in Section 5.10.2.

1.170 “Phase I” means the proof-of-concept phase in the Monsanto Pipeline, during which Hits are proposed to be nominated, and are tested in Monsanto Crops (as well as the Research Plants), and assays and validations are performed to screen for desired performance to seek to determine which Hits show potential to produce commercial products in the Monsanto Crops.

1.171 “Phase I Testing” means completion of the research and testing activities in Phase I necessary to earn one (1) Activity Point with respect to a Collaboration Hit Homolog or Preferred Mode of Use, as the case may be, as set forth in Exhibit L.

1.172 “Phase I Testing Minimum” means, with respect to a Gene Group or Delivery Group, as the case may be, Monsanto’s minimum Phase I Testing requirements, in each of the Main Monsanto Crops and Corn, that are specified in Section 5.10.1.

1.173 “Phase I Testing Period” means, (a) for each of Gene Groups 1 through 6, the period beginning when the first Collaboration Hit in such Gene Group is delivered to Monsanto, and ending on the [* * *] that falls more than [* * *] ([* * *]) months after the end of the Collaboration Year in which the Discovery Validation Data Backpacks for such Gene Group were originally delivered to Monsanto; and (b) for each of Delivery Groups 7 through 9, the period beginning when the first Collaboration Hit or Preferred Mode of Use, as the case may be, in such Delivery Group is delivered to Monsanto, and ending on the [* * *] that falls more than [* * *] ([* * *]) months after the end of the Collaboration Year in which the Discovery Validation Data Backpacks for the Collaboration Hits in such Delivery Group were originally delivered to Monsanto.

1.174 “Phase II” means, with respect to any Collaboration Hit, the earliest to occur of:

(a) the initiation of a large-scale transformation of Germplasm of one or more Monsanto Crops with DNA comprising any Collaboration Hit Homolog of such Collaboration Hit, such transformation being conducted in a manner so as to generate a

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

sufficient number of Events that there is a reasonable likelihood that a sufficient number of commercially viable Events will be generated to allow selection of a suitably efficacious Event for production of Products. Such large-scale transformation shall not occur prior to the initiation of [* * *] of the same Event following a [* * *] of such Event for which there was observed a statistically significant level of desired Trait performance in multi-location field trials with [* * *] seen when compared to the appropriate non-transgenic controls; or

(b) [* * *] containing any Collaboration Hit Homolog of such Collaboration Hit, following a [* * *] of the same Event for which there was observed a statistically-significant level of desired Trait performance in multi-location field trials with [* * *] seen when compared to the appropriate non-transgenic controls.

1.175 “Phase II Completion Milestone Fee” has the meaning set forth in Section 6.4.1(a).

1.176 “Phase II Testing” has the meaning set forth in Section 5.10.4.

1.177 “Phase III” means, with respect to any Collaboration Hit that has completed Phase II, the stage of advanced development in the Monsanto Pipeline in which Monsanto develops and executes the regulatory strategy for US and global approvals for the lead Event containing such Collaboration Hit, and the [* * *]. This includes preparation of [* * *].

1.178 “PlaNet” means Evogene’s computational Gene analysis platform that is targeted at identifying particular stacks of Genes, such that said Gene stack is predicted to convey a favorable impact on a targeted Trait in a specific plant species.

1.179 “PlaNet Analysis” means any and all research and development activities that are conducted by Evogene in respect of a specific Collaboration Hit Homolog or Special Collaboration Hit, utilizing PlaNet.

1.180 “PlaNet Gene” means each Gene that is delivered by Evogene to Monsanto in a Collaboration Hit G2P Data Backpack or in an Independent Collaboration Hit G2P Data Backpack pursuant to a PlaNet Analysis conducted by Evogene in a Project G2P Round or in an Independent G2P Round, respectively. Each such PlaNet Gene shall be a Gene that Evogene recommends to Monsanto to stack with the Collaboration Hit Homolog for which Evogene conducted the PlaNet Analysis.

A “PlaNet Gene” shall not constitute a Collaboration Hit unless and until: (i) at any time after delivery of the respective Collaboration Hit G2P Data Backpack, such PlaNet Gene is identified by Evogene as an Evogene Project Hit in a Project Discovery Round, and pursuant thereto delivered to Monsanto as a Collaboration Hit; or (ii) Monsanto notifies the Research Committee in writing of Monsanto’s election that such PlaNet Gene shall constitute a Collaboration Hit, such notification being provided at any time during the longer period of (1) the Exclusivity Period or (2) 18 months after the delivery of the respective Collaboration Hit

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

G2P Data Backpack. If a PlaNet Gene becomes a Collaboration Hit pursuant to subsection (i) above, such PlaNet Gene shall constitute a Collaboration Hit for all purposes of this Agreement, and all provisions of this Agreement that are applicable specifically to PlaNet Genes, shall immediately cease to apply to such PlaNet Gene. If a PlaNet Gene becomes a Collaboration Hit pursuant to subsection (ii) above, such PlaNet Gene shall constitute a Collaboration Hit for all purposes of this Agreement and all provisions of this Agreement that are applicable specifically to PlaNet Genes shall immediately cease to apply to such PlaNet Gene, except that: (i) Evogene’s provision of such PlaNet Gene shall not count towards fulfillment of the Evogene Diligence Obligations under Section 5.2.2 and will not be taken into account for purposes of determining the number of Collaboration Hits within the applicable Gene Group or Delivery Group, and (ii) the Monsanto Diligence Obligations in respect of Collaboration Hits delivered to Monsanto pursuant to a Project Discovery Round shall not apply to PlaNet Genes; provided, however, such PlaNet Genes shall be subject to the Monsanto Diligence Obligations in respect of Preferred Modes of Use set forth in Section 5.10, and to the consequences of Monsanto Diligence Failures in respect of such Monsanto Diligence Obligations.

1.181 “PlaNet Gene Homolog” means, with respect to any PlaNet Gene, any Homolog of such PlaNet Gene, individually (including, for the avoidance of doubt, such PlaNet Gene itself).

1.182 “PlaNet Genes License” has the meaning set forth in Section 3.1.3(b).

1.183 “PlaNet Gene Stack” means a combination of one or more Collaboration Hit Homologs or Special Collaboration Hits with one or more of the following: a PlaNet Gene Homolog, a Collaboration Hit Homolog or a Special Collaboration Hit as recommended by Evogene in a Collaboration Hit G2P Data Backpack.

1.184 “Preferred Mode of Use” means a recommendation submitted by Evogene to Monsanto in a Collaboration Hit G2P Data Backpack as set forth in Exhibit B for the use of a specific Collaboration Hit Homolog for conferring a specific Trait in the Monsanto Field, in the development of one or more Products, as a result of Evogene’s analysis of such Collaboration Hit Homolog through a Project G2P Round using either a RePack Analysis, a GeneSpec Analysis, a PlaNet Analysis or a GeneDex Analysis. The Preferred Mode of Use resulting from a RePack Analysis shall be a RePack Recommendation. The Preferred Mode of Use resulting from a PlaNet Analysis shall be one or more PlaNet Gene Stacks. The Preferred Mode of Use resulting from a GeneSpec Analysis shall be a GeneSpec Gene. The Preferred Mode of Use resulting from a GeneDex Analysis shall be a GeneDex Recommendation.

1.185 “Prime Rate” means the US Prime Rate as published from time to time in The Wall Street Journal.

1.186 “Product” means any plant of a Monsanto Crop, including progeny, or plant component therefrom (e.g. seed, grain, grain component, or tissue) (a)which contains one or more Events; and/or (ii) in which the expression of any Collaboration Hit Homolog or a Special

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Collaboration Hit has been modified, which modification, in the case of a Collaboration Hit Homolog, is subject to an Issued Claim of an Evogene Patent Right, and in the case of a Special Collaboration Hit, is subject to a Valid Claim of an Evogene Patent Right, as provided in Sections 6.7(a) and 6.8, respectively; and/or (iii) which uses a RePack Recommendation, which RePack Recommendation is subject to an Issued Claim or Valid Claim, as applicable, of an Evogene Patent Right, as provided in Sections 6.7(b) and 6.8.3, respectively.

1.187 “Product Channel Costs/Marketing Programs” means, for a particular Product, those costs incurred by Monsanto or its Affiliates in preparing and utilizing distribution channels for such Product in Branded Sales (e.g., [* * *], [* * *], and other marketing and incentive programs, which are added and subtracted from time to time by Monsanto, in all cases allocated to such Product in accordance with established Monsanto methodologies (as the same may be amended from time to time by Monsanto, upon notice to Evogene, in accordance with general changes in Monsanto methodologies) consistently applied by Monsanto in the ordinary course of its business, and in all cases solely to the extent such costs are included in the calculation of “Net Sales” on Monsanto’s quarterly and annual Statements of Consolidated Operations in accordance with GAAP.

1.188 “Product Royalties” means the royalties payable by Monsanto to Evogene pursuant to Section 6.

1.189 “Program Managers” means Evogene employees principally responsible for managing a Discovery Program.

1.190 “Project Discovery Round” means an ATHLETE Discovery Round performed under the Funded Project to identify Hits which confer one or more Traits in the Monsanto Field for use in one or more Monsanto Crops, as set forth in the Research Plan. For purposes hereof, a Project Discovery Round ends when Evogene delivers Collaboration Hit Data Backpacks for all Collaboration Hits identified in such Project Discovery Round.

1.191 “Project G2P Recommendation” means PlaNet Gene Stacks, RePack Recommendations, GeneDex Recommendations, G2P Genes and their respective Homologs.

1.192 “Project G2P Round” means a G2P Enhancement Round or G2P Optimization Round.

1.193 “Project G2P Validation” means the model plant validation as set forth in the Research Plan, that Evogene conducts on a Preferred Mode of Use, pursuant to Sections 5.4.3 and 5.5.3.

1.194 “Project G2P Validation Data Backpack” means validation data from Project G2P Validation conducted by Evogene on a Preferred Mode of Use that was recommended by Evogene for a specific Collaboration Hit Homolog, in the form set forth in the Research Plan.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.195 “Promoter Expression Pattern” means the Expression Pattern that is designated and documented by Monsanto for a particular promoter.

1.196 “Publish” means to publish in a scientific journal, present at a scientific conference, or any similar activity. Correlative terms, e.g. Publication, shall have corresponding meanings.

1.197 “Put Option Agreement” means that certain Put Option Agreement of even date herewith between Evogene and Monsanto.

1.198 “Recommended Expression Pattern” has the meaning set forth in Section 1.208.

1.199 “Reduced to Practice” is defined as it is defined under United States patent law.

1.200 “Regulatory Approval” means, with respect to a Product for any jurisdiction, approval by a Regulatory Authority in such jurisdiction which permits sale of such Product in such jurisdiction, without further submissions in such jurisdiction.

1.201 “Regulatory Approval Milestone Fee” has the meaning set forth in Section 6.4.3(a).

1.202 “Regulatory Authority” means the United States Environmental Protection Agency, United States Department of Agriculture, or any successor agency, and any foreign governmental equivalent, having the authority over the deregulation and/or commercialization of plants and agricultural products.

1.203 “Regulatory Citation Fee” has the meaning set forth in Section 6.14.

1.204 “Regulatory Data” has the meaning set forth in Section 8.4.

1.205 “Regulatory Submission” means submission of the dossier described in the definition of “Submitted for Regulatory Approval” to appropriate Regulatory Authorities whose purpose is to allow for the sale of a Product in any country.

1.206 “RePack” means Evogene’s computational Gene analysis platform that is targeted at determining the preferred pattern of expression to be used in respect of a specific Gene, i.e. how such Collaboration Hit should be expressed.

1.207 “RePack Analysis” means any and all research and development activities that are conducted by Evogene in respect of a specific Collaboration Hit Homolog or Special Collaboration Hit, utilizing RePack.

1.208 “RePack Recommendation” means a recommendation made by Evogene in a Collaboration Hit G2P Data Backpack, which (i) is delivered to Monsanto pursuant to a RePack Analysis of the respective Collaboration Hit Homolog or Special Collaboration Hit of such

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Collaboration Hit G2P Data Backpack, in respect of the preferred pattern of expression of such Collaboration Hit Homolog or Special Collaboration Hit and (ii) specifies the recommended Expression Pattern for such Collaboration Hit Homolog or Special Collaboration Hit (“Recommended Expression Pattern”).

1.209 “Replacement Homolog” means a Homolog of an Encumbered Discovered Hit, where no part of the Collaboration Hit Set of such Homolog (if such Homolog were a Collaboration Hit) would be licensed to a Third Party pursuant to an Existing Encumbering Agreement, or would be subject to license to a Third Party pursuant to a Future Encumbering Agreement.

1.210 “Reporting Period” has the meaning set forth in Section 7.1.

1.211 “Research Committee” has the meaning set forth in Section 2.3.1.

1.212 “Research License” has the meaning set forth in Section 3.1.2.

1.213 “Research Payments” means each, any, and all of the Annual Research Payments.

1.214 “Research Period” has the meaning set forth in Section 2.1.

1.215 “Research Plan” has the meaning set forth in Section 2.1.

1.216 “Research Purposes” means to study, perform tests, evaluate, copy, modify, propagate, create derivatives from and otherwise make, use, import or export a Product, but not to Commercially Exploit such Product.

1.217 “Research Species” means all species of plants and microbes [* * *] and the Covered Vegetables. Commencing on the first day of Collaboration Year 6 and thereafter, [* * *] shall be added to the species of plants that are excluded from the “Research Species.”

1.218 “Royalty Bearing Component” means, with respect to each Product for which Product Royalties are payable in a given Reporting Period pursuant to Section 6 but excluding Section 6.5.5, any and all of the Collaboration Hit Homologs, Special Collaboration Hits, PlaNet Gene Homologs, PlaNet Gene Stacks, and RePack Recommendations comprising such Product for which Product Royalties are payable during such Reporting Period in accordance with Section 6.

1.219 “Semi-Annual Pool” has the meaning set forth in Section 4.2.1(a)(vi) .

1.220 “Sensitive Material” has the meaning set forth in Section 2.10.1.

1.221 “2011 Signing Date” means November 28, 2011.

1.222 “2013 Signing Date” means October 27, 2013.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.223 “Share Purchase Agreement” means that certain Share Purchase Agreement dated August 27, 2008 between Evogene and Monsanto.

1.224 “Solely-Owned IP” has the meaning set forth in Section 9.1.2.

1.225 “Soybean” means Glycine L. max.

1.226 “Special Collaboration Hit” means an Evogene Non-Project Hit (for clarification, not including any Homologs thereof) that (i) is identified through an Independent Discovery Round described in Section 4.2.1 and (ii) has not undergone Core Validation or Model Plant Validation.

1.227 “Special Dispute Notice” has the meaning set forth in Section 15.2.2(a).

1.228 “Special Gene Group” has the meaning set forth in Section 4.2.1(a)(vii)(2).

1.229 “Special G2P Recommendation” means G2P Recommendations arising from any Independent G2P Round, submitted by Evogene to Monsanto in an Independent Collaboration Hit G2P Data Backpack.

1.230 “Steering Committee” has the meaning set forth in Section 2.2.1.

1.231 “Sublicense” means any sublicense granted to a Third Party under Section 3 by Monsanto or Evogene (as the case may be), or any of their respective Affiliates.

1.232 “Sublicensee” means a Third Party that receives a grant of a Sublicense under Section 3 by Monsanto or Evogene (as the case may be), or any of their respective Affiliates.

1.233 “Submitted for Regulatory Approval” means a dossier has been submitted to the appropriate Regulatory Authority or Regulatory Authorities in any country containing sufficient information that, if approved by the Regulatory Authority or Regulatory Authorities based on guidelines and requirements in effect on the date of submission, would permit sale of the applicable Product in the applicable jurisdiction, without further submissions. Whether or not the relevant Regulatory Authority approves such Product or requires additional information is not relevant in determining such Product’s status as “Submitted for Regulatory Approval.”

1.234 “Subsidiary” means any Person which is directly or indirectly Controlled by the party in question.

1.235 “Surrogate Per-Unit Net Seed Revenue” means [* * *].

1.236 “Terminate the Funded Project,” or any correlative term, means that (i) the Research Period shall terminate, (ii) Sections 5.2, 5.3, 5.5.1 (except with respect to any Evogene Diligence Failures that have occurred prior to the date of such termination), 6.2 (except with respect to any Research Payments that have accrued as of the date of such termination), and 6.3

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(except with respect to any Data Generation Payments that have accrued as of the date of such termination) shall terminate, and (iii) Evogene’s obligations under Sections 2.1, 2.5.1, 2.6, 2.8.1 and 2.8.3 shall terminate. Termination of the Funded Project does not include the termination of any of the parties’ rights or obligations under Section 4, except to the extent expressly provided in this Agreement, or any of Monsanto’s Diligence Obligations.

1.237 “Terminate the G2P Optimization Part of the Funded Project,” or any correlative term, means that (i) the Research Period shall continue, (ii) Sections 5.5 and 5.6 shall terminate, (iii) the Annual Research Payment and Data Generation Payments pursuant to Sections 6.2 and 6.3 shall continue unchanged, and (iv) the Research Committee shall propose to the Steering Committee, and the Steering Committee shall approve, the Evogene Diligence Obligations that Evogene shall conduct during the remainder of the Research Period in place of the Evogene Diligence Obligations pursuant to Section 5.5 that terminate pursuant to Subsection (ii) according to the types of activities and ‘price list’ set forth in Exhibit T, and the Monsanto Diligence Obligation in respect of the deliverables of such new Evogene Diligence Obligations – according to the principles set forth in the current provisions of this Agreement regarding Monsanto Diligence Obligations, and this Agreement and the Research Plan shall be amended to reflect such changes in the Evogene Diligence Obligations and Monsanto Diligence Obligations. Termination of the G2P Optimization Part of the Funded Project does not include the termination of any of Monsanto’s Diligence Obligations, including in respect of any Preferred Modes of Use already delivered by Evogene to Monsanto pursuant to a G2P Optimization Round prior to such Termination of the G2P Optimization Part of the Funded Project.

1.238 “Territory” means worldwide.

1.239 “Third Amended and Restated Collaboration Agreement” has the meaning set forth in Section 2.1.

1.240 “Third Party” means a Person or entity other than Monsanto or its Affiliates, and other than Evogene or its Affiliates.

1.241 “Third-Party Independent Discovery Round” means an Independent Discovery Round that, from its inception, is conducted with, or for the benefit of, a Third Party and that is governed by a bona fide written agreement with such Third Party.

1.242 “Third-Party Independent G2P Round” means an Independent G2P Round that is conducted with, or for the benefit of, a Third Party and that is governed by a bona fide written agreement with such Third Party, and is directed solely to applications outside of the Monsanto Crops.

1.243 “Third-Party Non-Field Discovery Round” means a Non-Field Discovery Round that, from its inception, is conducted with, or for the benefit of, a Third Party and that is governed by a bona fide written agreement with such Third Party.

1.244 “Third-Party Non-Field Hits” has the meaning set forth in Section 4.2.2(a).

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.245 “Total Net Seed Revenue” (or “TNSR”) means [* * *].

1.246 “Trait” means any biochemical, physiological, physical or other attribute or phenotype of a cell, plant, or other plant component.

1.247 “Transformational Product” has the meaning set forth in Section 6.5.3(a).

1.248 “Transformational Yield” has the meaning set forth in Exhibit V.

1.249 “Valid Claim” means (a) a claim of an issued and unexpired patent which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an unappealed or unappealable decision and which has not been abandoned, disclaimed or admitted to be invalid or unenforceable, through reissue or otherwise, or (b) a claim of a pending patent application that (i) has been asserted and continues to be prosecuted in good faith and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling.

1.250 “Validated Hit” means a Collaboration Hit, Special Collaboration Hit or Non-Field Hit that has met the criteria for validation set forth in the Research Plan.

For purposes of this Agreement, (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive, (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole, and (iv) each definition shall be equally applicable to the singular and plural forms of the terms defined. Unless the context otherwise requires, references herein: (A) to Sections and Schedules mean the Sections of and Schedules to this Agreement; (B) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (C) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

2. COLLABORATION.

2.1 Funded Project & Research Plan. The Funded Project is directed to identifying Genes in the Monsanto Field for application in the Monsanto Crops, and as of Collaboration Year 4, also to identifying certain types of parameters for enhancing and/or optimizing the development of products containing such Genes. As of the 2011 Signing Date, the parties agreed upon an amended research plan for the Funded Project (the “Research Plan,” the form of which is attached hereto as Exhibit B). As of the 2013 Signing Date, the parties have agreed: (a) to expand the scope of the Funded Project in Collaboration Year 6, and (b) to extend the Funded Project by two additional Collaboration Years (i.e. to add Collaboration Years 7 and 8, with Data Generation activities commencing in Collaboration Year 6 and with Discovery Validation Data Backpacks and/or Project G2P Validation Data Backpacks to be finalized and delivered by

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Evogene to Monsanto in Collaboration Years 9 and 10), all in accordance with the numbers of Discovery Rounds and deliverables set forth in Exhibit B (collectively, the “Extended Funded Project”), which Extended Funded Project work and Research Plan, unless terminated earlier pursuant to the terms hereof, shall continue until the end of the latest-to-end Non-Disclosure Period but in any event not later than the end of Collaboration Year 10 (the “Research Period”). The Research Plan may include a general overview and timetable for development and implementation of the Funded Project, details regarding the Evogene Diligence Obligations and the Monsanto Diligence Obligations, schedules for deliverables, test protocols and procedures, thresholds for determination of a Validated Hit, procedures for disclosing and delivering Collaboration Hits, Special Collaboration Hits, and Preferred Modes of Use to Monsanto, and descriptions of other research activities.

The Research Plan may be amended or supplemented by the Steering Committee from time to time, as provided below; provided, however, that to the extent any terms in the Research Plan shall at any time conflict with the terms of this Agreement, this Agreement shall control.

By no later than December 31, 2013, the parties will negotiate and agree in good faith upon a further amendment and restatement of this Agreement (the “Third Amended and Restated Collaboration Agreement”) setting forth:

(a) The Evogene Diligence Obligations in the Extended Funded Project, in accordance with the numbers of Discovery Rounds and deliverables set forth in Exhibit B attached hereto;

(b) Provisions integrating the terms set forth in Section 2.11 (PlaNet Discovery Program) more fully into such agreement, with appropriate conforming changes throughout such agreement;

(d) Provisions incorporating Exhibit Y (Fusarium Funded Project) into the Third Amended and Restated Collaboration Agreement with appropriate conforming changes throughout such agreement;

(e) A revised Research Plan setting forth details regarding the Evogene Diligence Obligations in the Extended Funded Project, which Diligence Obligations shall also be set forth in the Third Amended and Restated Collaboration Agreement as set forth in subsection (a) above, it being understood that the revised Research Plan shall contain the numbers of Discovery Rounds and deliverables set forth on Exhibit B; and

(f) Any additional, mutually-agreed changes necessary to conform this Agreement to the intent of the parties, both parties acknowledging that this Agreement was completed rapidly and thus may not reflect all conforming changes necessary to reflect such intent.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2.2 Steering Committee.

2.2.1 Establishment. The parties establish a joint “Steering Committee” that will be responsible for overseeing and managing the Collaboration.

2.2.2 Membership. The Steering Committee shall be comprised of two (2) members appointed by Monsanto and two (2) members appointed by Evogene, all of whom are and shall be full time employees of the appointing party and shall have appropriate authority to make the decisions assigned to the Steering Committee hereunder. The chairperson of the Steering Committee (having no special or additional voting power) shall be one of the members, in annual rotation between the parties. Each of Monsanto and Evogene may replace its Steering Committee representatives at any time, upon written notice to the other party. From time to time, the Steering Committee may establish subcommittees to oversee particular activities. The subcommittees shall also be comprised of an equal number of representatives from each party.

2.2.3 Responsibilities. Subject to the terms and conditions hereof, the Steering Committee shall have ultimate supervisory authority over the Collaboration. Its responsibilities shall include, without limitation:

(a) Making final decisions on matters recommended by the Research Committee pursuant to Section 2.3.3 (with or without modifications thereto);

(b) Approval of any amendments or modifications to the Research Plan approved by the Research Committee pursuant to Section 2.3.3(c), which amendments and modifications shall be incorporated into Exhibit B by reference;

(c) Approval of any [* * *] set forth in [* * *] ([* * *]) approved by the Research Committee pursuant to [* * *], which supplement shall be incorporated into [* * *] by reference;

(d) Reviewing and discussing all reports, notices and other materials relating to the Collaboration delivered to it hereunder;

(e) Approval of the Annual Research Plans proposed by the Research Committee pursuant to Section 2.3.3(d) (with or without modifications thereto, including any modifications to Evogene’s budget allocations for the performance thereof);

(f) Discussing possible expansion of the Collaboration and other possible strategic cooperation that the parties may engage in, and without limiting the foregoing, the Steering Committee shall use reasonable efforts to arrange a meeting between senior executives of Monsanto and Evogene at each annual meeting of the Steering Committee in St. Louis, Missouri;

(g) The decisions contemplated by Sections 5.2.4(d), 5.3, 5.10.1(j) and 10.3.3; and

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(h) Delegating any additional responsibilities to the Research Committee or the Patent Committee, as contemplated by Sections 2.3.3(p) and 2.4.3(f).

2.2.4 Meetings. The Steering Committee shall meet at least semi-annually, and otherwise on an as-needed basis as shall be required in order to make decisions, carry out its duties hereunder and approve recommendations of the Research Committee. Meetings shall be in-person or by telephone or video conference, as the Steering Committee agrees, but with at least one (1) in-person meeting per year in St. Louis, Missouri. Members of the Steering Committee may participate in and vote at meetings in person, by telephone or by video conference, and may vote at meetings by proxy; provided, however, that Monsanto and Evogene shall use reasonable efforts to cause their respective Steering Committee members to attend in person each scheduled in-person meeting. Additional employees of either party may be permitted to attend Steering Committee or its sub-committees’ meetings, subject to prior notice to and the approval of the other party, not to be unreasonably withheld. At each such Steering Committee meeting (or sub-committee meeting), whether in-person or otherwise, the Steering Committee chairperson shall, or shall have a delegate who is not a member, prepare written minutes which shall document all Steering Committee discussions and decisions. Draft minutes shall be distributed to the Steering Committee members promptly following the particular Steering Committee meeting, revised as necessary, and promptly approved in writing by all Steering Committee members. Thereafter, the approved minutes of each Steering Committee meeting shall be distributed to each member.

2.2.5 Decision-Making. All decisions of the Steering Committee shall be made by unanimous consent. In the event the Steering Committee is unable to reach agreement on a matter (a “Deadlock”), then either party may notify the other of the Deadlock in writing, such notice to describe the subject of the Deadlock in reasonable detail. Subject to the limitations in the following paragraph, Monsanto shall retain ultimate decision-making authority over the Deadlocked matter, such authority to be exercised by Monsanto in good faith and notified to Evogene within thirty (30) days after delivery of the applicable Deadlock notice. If Monsanto fails to notify Evogene how Monsanto has elected to exercise its authority on the Deadlocked matter, then Evogene may take such action with respect to the Deadlocked matter as Evogene deems appropriate. If Monsanto is not entitled to exercise ultimate decision-making authority with respect to any Deadlock, then such Deadlock shall be resolved pursuant to Section 15. When Sections 5.2.4(d), 5.3, and 5.10.1(j) permit the Steering Committee to make a decision requiring unanimous agreement and the Steering Committee is unable to agree unanimously, then the absence of such agreement shall not constitute a Deadlock hereunder.

2.2.6 Limits on Decision-Making Authority. Monsanto shall not have the authority under this Section to make unilaterally any decision that: (i) violates any term or provision of this Agreement; (ii) materially and adversely impacts Evogene’s rights or

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its ability to meet its obligations under this Agreement and/or the Research Plan; (iii) materially amends or alters the Evogene Diligence Obligations (including the criteria for satisfaction thereof) or impacts the achievability of such obligations; (iv) materially amends the Monsanto Diligence Obligations (including the criteria for satisfaction thereof); (v) would exceed the agreed budget for the Funded Project that is covered by the Research Payments or would modify Evogene’s budget allocations for the performance of any Annual Research Plan; (vi) materially amends either party’s reporting obligations under Section 2.8; or (vii) the Steering Committee is entitled to make under Section 5.3. For the avoidance of doubt, only Evogene will have ultimate decision-making authority with respect to any decisions relating to approaches to computational gene discovery, Project G2P Rounds, and Evogene’s generation of data to be included in Databases

2.3 Research Committee.

2.3.1 Establishment. The parties establish a joint “Research Committee” that will be responsible for administering the research and development activities to be performed by the parties hereunder, as set forth in Section 2.3.3.

2.3.2 Membership. The Research Committee shall be comprised of an equal number of representatives, initially four (4), all of whom are and shall be full time employees of the appointing party. Two (2) members shall be appointed by Monsanto and two (2) members shall be appointed by Evogene. Each of Monsanto and Evogene may replace its Research Committee representatives at any time, upon written notice to the other party. From time to time, the Research Committee may establish subcommittees to oversee particular activities. The subcommittees shall also be comprised of an equal number of representatives from each party.

2.3.3 Responsibilities. The Research Committee shall supervise the execution of the Research Plan and administer the Funded Project, and its responsibilities shall include, without limitation:

(a) To periodically review whether there is need to amend or supplement the Research Plan and to recommend changes thereto to the Steering Committee, as may be reasonably required to meet the goals of the Research Plan and the Collaboration;

(b) To recommend to the Steering Committee changes in assays and validation processes for Collaboration Hit Homologs, Special Collaboration Hits and Preferred Mode of Use;

(c) To recommend to the Steering Committee amendments, modifications and supplements to the Research Plan, and changes to validation criteria of Collaboration Hit Homologs Special Collaboration Hits and Preferred Modes of Use;

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(d) At least sixty (60) days prior to the commencement of each Collaboration Year, to review and approve, subject to final approval by the Steering Committee, a detailed research plan for the subsequent Collaboration Year to be prepared and proposed by Evogene (including determining the Discovery Programs to be conducted and the Monsanto-Funded Evogene Data to be generated) (each an “Annual Research Plan”), each of which, upon approval by the Steering Committee shall automatically constitute an amendment to and part of the Research Plan;

(e) To discuss ways for Monsanto to assist the gene discovery and identification of Preferred Modes of Use processes, such as by providing Evogene with certain know-how and Monsanto Data, including to periodically review whether there is need to supplement the [* * *] set forth in [* * *] ([* * *]) and to [* * *] to the Steering Committee, as may be reasonably required to meet the goals of the Research Plan and the Collaboration;

(f) To monitor the parties’ performance of their respective Diligence Obligations (based on the reports to be provided by each party as set forth in Sections 2.8.1 and 2.8.2) and to review and amend the format of the parties’ reports, as may be reasonably required in order to enable the Research Committee to monitor the parties’ performance of their respective Diligence Obligations;

(g) To discuss, at a general level, information provided on Collaboration Hit Homologs and Special Collaboration Hits, such as the Collaboration Hit Data Backpacks, the Discovery Validation Data Backpacks,, the Collaboration Hit G2P Data Backpacks, and the Project G2P Validation Data Backpacks and to make recommendations with respect to the validation of the Collaboration Hit Homologs, Special Collaboration Hits and Preferred Modes of Use in the Monsanto Pipeline;

(h) To receive from Evogene information on possible Independent Discovery Rounds, in accordance with Section 4.2.1, and to discuss information provided by Evogene on Internal Non-Field Hits which underwent the Core Validation and met the Validated Hit criteria as set forth in Section 4.2.2;

(i) To review issues relating to Publications resulting from the activities conducted under the Collaboration, in accordance with Section 2.10;

(j) To keep a record of the Collaboration Hit Sets, Special Collaboration Hits, PlaNet Genes, PlaNet Gene Stacks, RePack Recommendations and GeneDex Recommendations licensed to Monsanto

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hereunder, and any termination of any such license in accordance with the terms of this Agreement (For the avoidance of doubt, all GeneSpec Genes, including those that are Homologs of Collaboration Hits, shall be recorded as such);

(k) To meet no less than annually to discuss field trial results;

(l) To approve amendments to Evogene Project Hits, as contemplated by Section 1.72;

(m) To approve the use of Collaboration Hit Homologs and PlaNet Gene Homologs for Model Plant Validation, as contemplated by Sections 1.134, 5.2.3, 5.2.4(b), 5.2.6(b), 5.4.3(a)(ii), 5.4.3(a)(iv), 5.5.3(a)(ii), 5.5.3(a)(iv) and 5.5;

(n) To amend the forms of Exhibits I, J and Q, pursuant to Sections 2.8.1, 2.8.2 and 5.12.4;

(o) To approve assays for model plant validation of certain Special Collaboration Hits pursuant to Section 4.2.1(a)(v);

(p) To make any other decisions expressly assigned to the Research Committee by this Agreement; and

(q) To exercise such additional responsibilities as may be delegated to the Research Committee by the Steering Committee.

2.3.4 Information Regarding Computational Tools. For the avoidance of doubt, Evogene may, but in any event will not be obligated to, provide the Research Committee information on computational tools used by Evogene in the Funded Project, discovery approaches, and Evogene-Funded Evogene Data.

2.3.5 Meetings. The Research Committee shall meet at such locations as the Research Committee agrees, and at least quarterly, whether in-person or by telephone or video conference as the Research Committee agrees, provided that at least two in-person meetings shall be held in each Collaboration Year. Members of the Research Committee may participate in and vote at meetings, in person, by telephone or by video conference and may vote at meetings by proxy. Additional employees of either party may be permitted to attend Research Committee or its sub-committees’ meetings, subject to prior notice to and the approval of the other party, not to be unreasonably withheld. At each such Research Committee meeting (or sub-committee meeting), whether an in-person meeting or otherwise, the Research Committee shall appoint a member (or a delegate who is not a member) to prepare written minutes which shall document all Research Committee discussions and decisions. Draft minutes shall be distributed to the Research Committee members promptly following the particular Research Committee meeting, revised as necessary, and promptly approved in writing by all Research Committee members. Thereafter, the approved minutes of each Research Committee meeting shall be distributed to each member.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2.3.6 Decision-Making. All decisions of the Research Committee shall be made by unanimous consent. In the event the Research Committee is unable to reach agreement on a matter, then such disputed matter shall be escalated to the Steering Committee.

2.3.7 Limits on Decision-Making Authority. Notwithstanding anything herein to the contrary, the Research Committee shall have no authority to make any decision (including any amendment or modification of, or supplement to, the Research Plan) that: (i) amends, contradicts or violates any provision of this Agreement; (ii) changes or affects the parties’ respective Diligence Obligations; or (iii) causes Evogene to exceed the agreed budget for the Funded Project that is covered by the Research Payments or changes Evogene’s budget allocations for the performance of the Funded Project. The Research Committee will be entitled to provide recommendations to the Steering Committee on the matters set forth in subsections (ii) and (iii) above, for review and approval by the Steering Committee.

2.4 Patent Committee.

2.4.1 Establishment. The parties establish a joint “Patent Committee” that will be responsible for coordinating Intellectual Property issues hereunder, as set forth in Section 2.4.3.

2.4.2 Membership. The Patent Committee shall be comprised of an equal number of representatives of each party, initially four (4). Two (2) members shall be appointed by Monsanto and two (2) members shall be appointed by Evogene. Each of Monsanto and Evogene may replace its Patent Committee representatives at any time, upon written notice to the other party. From time to time, the Patent Committee may establish subcommittees to oversee particular activities. The subcommittees shall also be comprised of an equal number of representatives from each party.

2.4.3 Responsibilities. The Patent Committee shall:

(a) Discuss, at a general level, Intellectual Property issues relating to Collaboration Hit Homologs, Special Collaboration Hits, PlaNet Gene Homologs, PlaNet Gene Stacks and RePack Recommendations and whether to file patent applications with respect to any Joint IP, including data;

(b) Address patent prosecution issues arising under Section 9;

(c) Determine the form and substance of the patent reports that the parties will deliver to each other pursuant to Section 2.8.3;

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(d) Review Intellectual Property issues relating to Publications resulting from the activities conducted under the Funded Project, in accordance with Section 2.10;

(e) Discuss the possibility of adding countries to, or removing countries from, the country list provided in Exhibit N;

(f) Exercise such additional responsibilities as may be delegated to the Patent Committee by the Steering Committee.

2.4.4 Meetings. The Patent Committee shall meet at such locations as the Patent Committee agrees, on an as-needed basis, and in-person or by telephone or video conference as the Patent Committee agrees. Members of the Patent Committee may participate in and vote at meetings, in person, by telephone or by video conference and may vote at meetings by proxy. Additional employees of either party may be permitted to attend Patent Committee or its sub-committees’ meetings, subject to prior notice to and the approval of the other party, not to be unreasonably withheld. At each such Patent Committee meeting (or sub-committee meeting), whether an in-person meeting or otherwise, the Patent Committee may appoint a member (or a delegate who is not a member) to prepare written minutes which shall document Patent Committee discussions and decisions. Draft minutes, if prepared, shall be distributed to the Patent Committee members promptly following the particular Patent Committee meeting, revised as necessary, and promptly approved in writing by all Patent Committee members. Thereafter, the approved minutes of each Patent Committee meeting shall be distributed to each member.

2.4.5 Decision-Making. All decisions of the Patent Committee shall be made by unanimous consent. Absent such unanimous agreement, the terms and conditions of this Agreement shall govern.

2.5 Manpower and Costs.

2.5.1 Evogene FTEs. Evogene will provide the number of FTEs per Collaboration Year set forth in Section 2.6 to perform work in furtherance of the development and implementation of the Funded Project, and as otherwise required under the Research Plan. At Monsanto’s request, Evogene will provide reports to Monsanto on a quarterly basis that identify the employees, and in summary form, the time each contributed to carrying out the Funded Project.

2.5.2 Independent Responsibility. Except as set forth in this Agreement or in the Research Plan to the contrary, each party is responsible for all costs and expenses that it incurs under or in connection with the Funded Project, including its participation on the Steering Committee, Research Committee, Patent Committee or any of their respective subcommittees, and any meetings thereof.

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2.6 Allocated FTE Activity. Evogene shall allocate the following FTEs to performance of the Funded Project:

(a) During Collaboration Years 1 – 3, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

(b) During Collaboration Years 4 – 9 Evogene shall allocate the following numbers of FTEs to performance of the Funded Project:

(i) During Collaboration Year 4, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

(ii) During Collaboration Year 5, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

(iii) During Collaboration Year 6, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

(iv) During Collaboration Year 7, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

(v) During Collaboration Year 8, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

(vi) During Collaboration Year 9, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Funded Project.

2.7 Records; Information Security. Evogene shall maintain sufficient records of its operations and activities under the Funded Project as is reasonably required for registration and prosecution of Intellectual Property generated under the Funded Project, and to demonstrate Evogene’s compliance with Section 2.6, in accordance with Evogene’s document retention policy (it being understood that such activities are limited to the Research Period) and will make available, to Monsanto or Monsanto’s authorized representative, during normal business hours and upon reasonable notice, its research records relating to patent applications that it has filed on Evogene Project Hits, G2P Genes, PlaNet Gene Stacks and RePack Recommendations and, subject to Evogene’s confidentiality obligations to Third Parties, Evogene Non-Project Hits, together with its records relating to its performance of Section 2.6. Evogene shall, within thirty (30) days of the Effective Date, provide Monsanto a copy of its then-current document retention policy for Monsanto’s review and comment. To the extent Monsanto has any reasonable recommendations related to improving Evogene’s document retention policy, the parties shall discuss the inclusion of such recommendations in good faith. Evogene shall use commercially reasonable efforts to remedy the information technology issues identified in Exhibit O attached hereto. Monsanto shall have the right to audit Evogene’s information technology systems and records, to determine whether Evogene has addressed the issues set forth on Exhibit O, no earlier than eight (8) months after the Effective Date and again at any time after

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twelve (12) months following the Effective Date. Monsanto shall provide a summary of the results of each such audit to Evogene promptly after each such audit is completed. If any of the issues set forth on Exhibit O have not been resolved, as reasonably determined by Monsanto, by the end of the second audit described above, then notwithstanding any provision hereof to the contrary, Monsanto may withhold all payments for Data Generation otherwise owing under Section 6.3 until such issues are so resolved. Evogene shall notify Monsanto promptly if any data security breach occurs that involves Monsanto Data, or if any material data security breach occurs at a location where Monsanto Data is stored.

2.8 Reports.

2.8.1 Evogene Reports. Within fifteen (15) days after the end of each quarter of each Collaboration Year during the Research Period, Evogene shall prepare and provide to the Research Committee a summary of Evogene’s activities during such quarter (and for the 4th quarter of each Collaboration Year, for the Collaboration Year then ended), as more particularly described on Exhibit I attached hereto, as such Exhibit may be amended or supplemented by the Research Committee from time to time.

2.8.2 Monsanto Reports. Within thirty (30) days after the end of each quarter of each Collaboration Year during the term of this Agreement, Monsanto shall prepare and provide to the Research Committee a summary of Monsanto’s activities during such quarter (and for the 4th quarter of each Collaboration Year, for the Collaboration Year then ended), to the extent necessary to demonstrate Monsanto’s compliance with its Diligence Obligations hereunder. Each such report shall, subject to the preceding sentence, be based upon the form attached hereto as Exhibit J, as such Exhibit may be amended or supplemented by the Research Committee from time to time, and shall identify, with respect to each Collaboration Hit Homolog on which Monsanto is conducting diligence activities, the Collaboration Hit that is part of the same Collaboration Hit Set as such Collaboration Hit Homolog, and the most advanced development phase in the Monsanto Pipeline that any Collaboration Hit Homolog in such Collaboration Hit Set has reached, and for each Preferred Mode of Use for which Monsanto is conducting diligence activities, the Preferred Mode of Use and the Collaboration Hit that is part of the same Collaboration Hit Set as the Collaboration Hit Homolog for which Monsanto is applying such Preferred Mode of Use, and the most advanced development phase in the Monsanto Pipeline that any Collaboration Hit Homolog in such Collaboration Hit Set has reached, applying such Preferred Mode of Use. Monsanto shall in no event be obligated to disclose in any such report the identity or sequence of any specific Collaboration Hit Homolog.

2.8.3 Patent Reports. At the end of each Collaboration Year during the term of this Agreement, each party shall provide the Patent Committee with a report, in form and substance to be determined by the Patent Committee, identifying (i) patent applications comprising any Evogene Patent Rights, Evogene Discovery Round Patent Rights or Evogene G2P Round Patent Rights that were filed during the preceding year and the

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prosecution status of all previously-filed patent applications comprising Evogene Patent Rights, Evogene Discovery Round Patent Rights or Evogene G2P Round Patent Rights, and (ii) (A) for the first such report after the date that any Excluded Collaboration Hit or Excluded PlaNet Gene Stack arises, patent applications comprising any Monsanto Improvement Patent Rights covering such Excluded Collaboration Hit or Excluded PlaNet Gene Stack and the prosecution status thereof, and (B) for each subsequent year after an Excluded Collaboration Hit or Excluded PlaNet Gene Stack arises, all patent applications comprising any Monsanto Improvement Patent Rights covering such Excluded Collaboration Hit or Excluded PlaNet Gene Stack that were filed during the preceding year and the prosecution status of all previously-filed patent applications comprising any Monsanto Improvement Patent Rights covering such Excluded Collaboration Hit or Excluded PlaNet Gene Stack.

2.9 Materials Transfer. Any deliveries of Biological Materials by the parties shall be subject to a Materials Transfer Agreement.

2.10 Publication.

2.10.1 Review. During the Research Period, prior to either party Publishing (a) any Collaboration Hit Homolog, PlaNet Gene Homolog, Special Collaboration Hit or any Homolog thereof, or any PlaNet Gene Stack, RePack Recommendation, GeneDex Recommendation or other Preferred Mode of Use, other than (i) any Special Collaboration Hit arising from any Independent Discovery Round for an academic or research institution, (ii) any Special Collaboration Hit arising from a Third-Party Independent Discovery Round after the Non-Disclosure Period with respect thereto has expired, or (iii) Encumbered Special Collaboration Hits and any Homologs thereof to the extent licensed to a Third Party, (b) any Intellectual Property related to any Collaboration Hit Homolog, PlaNet Gene Homolog, Special Collaboration Hit or Homolog thereof, PlaNet Gene Stack, RePack Recommendation or GeneDex Recommendation, described in the preceding clause (a), or (c) other scientific data resulting from activities conducted under the Funded Project, which information has not been previously Published pursuant to the procedures set forth in this Section 2.10.1, the disclosing party shall provide to the other party, in writing, the Publication to be made or submitted, and shall allow the other party at least sixty (60) days to determine whether such Publication contains Confidential Information of the non-disclosing party, subject matter for which patent protection should be sought prior to Publication or for which patent protection has been sought but has not yet been published, or subject matter that the other party believes is sensitive strategic information that should be modified or deleted (each of the foregoing, “Sensitive Material”). For avoidance of doubt, this Section 2.10.1 shall not apply to any Evogene Hit resulting from an Independent Discovery Round, or any Intellectual Property relating thereto, until such time as such Evogene Hit becomes a Collaboration Hit, a Special Collaboration Hit, or a Homolog of either.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2.10.2 Delay of Publication. Prior to the expiration of the sixty (60) day period specified in this Section 2.10, the non-disclosing party may notify the disclosing party of its determination that such Publication contains Sensitive Material. In such event, the disclosing party shall withhold its proposed disclosure and confer with the non-disclosing party, through the Research Committee, to determine the best course of action to take in order to modify the disclosure to (a) delete the Confidential Information of the non-disclosing party, or other Sensitive Material sought to be disclosed, or (b) obtain patent protection. If the non-disclosing party determines that the disclosure describes a patentable invention, the party Controlling the prosecution of such patent shall timely file a U.S. patent application, and the disclosing party shall not submit the Publication relating to such invention until after a patent application has been filed and such application has been made public. If either party reasonably anticipates that such application will need to be supplemented (i.e., a continuation-in-part application filed) prior to publication of the application, no disclosure of such information will be made until the subject application is supplemented and filed in the appropriate patent office, and the subject application has been made public. Notwithstanding any provision of this Section 2.10 to the contrary, either party has the right to withhold consent from Publication of its Confidential Information or other sensitive strategic information.

2.10.3 Publication Rights. After the expiration of sixty (60) days from the date of submission by the disclosing party to the other party through the Research Committee, unless the disclosing party has received the notice specified in Section 2.10.2 above, the disclosing party shall be free to make the applicable Publication. Any such Publication shall include an acknowledgment of the contributions of each party, subject to customary scientific norms.

2.11 PlaNet Discovery Program. The parties agree to conduct the “PlaNet Discovery Program” in accordance with Exhibit X attached hereto, as if the provisions of such Exhibit were fully set forth herein.

2.12 Fusarium Funded Project. The parties agree to conduct the “Fusarium Funded Project” in accordance with Exhibit Y attached hereto, as if the provisions of such Exhibit were fully set forth herein.

3. LICENSES.

3.1 To Monsanto.

3.1.1 Exclusive Research License. Subject to the terms and conditions of this Agreement, Evogene, on behalf of itself and its Affiliates, grants and agrees to grant to Monsanto and its Affiliates (in each case, so long as such Person remains an Affiliate of Monsanto), and Monsanto hereby accepts for itself and its Affiliates, an exclusive (except

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

as to Evogene and its Affiliates other than Monsanto Competitors), irrevocable and perpetual (in each case except pursuant to termination or forfeiture as elsewhere set forth herein), non-transferable (except pursuant to Section 17.5) and non-sublicensable (except for (i) sublicenses to [* * *] for Research Purposes solely for the benefit of Monsanto or the collaboration under the [* * *], and (ii) after a PCT or other patent application is published with respect to any Evogene Patent Rights, sublicenses of such Evogene Patent Rights to Third Parties for Research Purposes for the benefit of Monsanto, in each case without the right to grant further sublicenses) (a) license under the Evogene Patent Rights to use (i) Collaboration Hits and their respective Collaboration Hit Homologs and Special Collaboration Hits, and (ii) PlaNet Gene Stacks and Repack Recommendations; and (b) license to use the Evogene Know-How solely with respect to Collaboration Hits and their respective Collaboration Hit Homologs and Special Collaboration Hits, in the case of both (a) and (b) solely for Research Purposes and solely for transgenic applications in the Monsanto Crops, and in the case of (a)(ii) solely in connection with any Collaboration Hit Homolog belonging to the specific Collaboration Hit Set containing the specific Collaboration Hit Homolog and/or Special Collaboration Hits in respect of which Evogene delivered the Preferred Mode of Use which contained such PlaNet Gene Stack or Repack Recommendation, as the case may be (the “Exclusive Research License”).

3.1.2 Non-Exclusive Research License. Subject to the terms and conditions of this Agreement, Evogene, on behalf of itself and its Affiliates, grants and agrees to grant to Monsanto and its Affiliates (in each case, so long as such Person remains an Affiliate of Monsanto), and Monsanto hereby accepts for itself and its Affiliates, a non-exclusive, irrevocable and perpetual (in each case except pursuant to termination or forfeiture as elsewhere set forth herein), non-transferable (except pursuant to Section 17.5) and non-sublicensable (except for (i) sublicenses to [* * *] for Research Purposes solely for the benefit of Monsanto or the collaboration under the [* * *], and (ii) after a PCT or other patent application is published with respect to any Evogene Patent Rights, sublicenses of such Evogene Patent Rights to Third Parties for Research Purposes for the benefit of Monsanto, in each case without the right to grant further sublicenses) (a) license under the Evogene Patent Rights to use Collaboration Hits and their respective Collaboration Hit Homologs, Special Collaboration Hits, PlaNet Gene Stacks and Repack Recommendations; (b) license to use the Evogene Know-How solely with respect to Collaboration Hits and their respective Collaboration Hit Homologs, Special Collaboration Hits, PlaNet Gene Stacks and RePack Recommendations; (c) license under the Evogene Patent Rights to use PlaNet Genes and their respective PlaNet Gene Homologs, and (d) license to use the Evogene Know-How solely with respect to PlaNet Genes and their respective PlaNet Gene Homologs in the case of each of (a) through (d), solely for Research Purposes for transgenic applications in the Research Species (the “Non-Exclusive Research License,” together with the Exclusive Research License, the “Research License”).

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3.1.3 Commercial Licenses.

(a) Subject to the terms and conditions of this Agreement, Evogene, on behalf of itself and its Affiliates, grants and agrees to grant to Monsanto and its Affiliates (in each case, so long as such Person remains an Affiliate of Monsanto), and Monsanto hereby accepts for itself and its Affiliates, an exclusive, irrevocable (except pursuant to termination or forfeiture as elsewhere set forth herein), non-transferable (except to pursuant to Section 17.5), perpetual (subject to fulfillment of the Monsanto Diligence Obligations set forth in Sections 5.10.1, 5.10.2, 5.10.3, and 5.10.4 and unless otherwise terminated in accordance with the terms hereof), royalty-bearing, worldwide license (with the right to sublicense and permit further sublicenses subject to Section 3.3), under the Evogene Patent Rights and Evogene Know-How, to (i) Commercially Exploit Collaboration Hits, their respective Collaboration Hit Homologs and Special Collaboration Hits, in all fields of use, and (ii) Commercially Exploit PlaNet Gene Stacks and RePack Recommendations, but in the case of both (i) and (ii) solely for transgenic applications in the Monsanto Crops, and in the case of (ii), solely in connection with any Collaboration Hit Homolog belonging to the specific Collaboration Hit Set containing the specific Collaboration Hit Homolog for which Evogene delivered the Preferred Mode of Use which contained such PlaNet Gene Stack or RePack Recommendation, as the case may be (the “Commercial License”).

(b) Subject to the terms and conditions of this Agreement, Evogene, on behalf of itself and its Affiliates, grants and agrees to grant to Monsanto and its Affiliates (in each case, so long as such Person remains an Affiliate of Monsanto), and Monsanto hereby accepts for itself and its Affiliates, a non-exclusive, irrevocable (except pursuant to termination or forfeiture as elsewhere set forth herein), non-transferable (except to pursuant to Section 17.5), perpetual (subject to fulfillment of the Monsanto Diligence Obligations set forth in Section 5.4.1, and unless otherwise terminated in accordance with the terms hereof), royalty-bearing, worldwide license (with the right to sublicense and permit further sublicenses subject to Section 3.3), under the Evogene Patent Rights and Evogene Know-How, to Commercially Exploit PlaNet Genes, their respective PlaNet Gene Homologs, in all fields of use, but in each case solely for transgenic applications in the Monsanto Crops and solely as part of the specific PlaNet Gene Stack that was recommended by Evogene in the Preferred Mode of Use that included such PlaNet Gene, and which PlaNet Gene Stack also contains (i) any Collaboration Hit Homolog belonging to the specific Collaboration Hit Set containing the specific Collaboration Hit Homolog, or (ii) the specific Special Collaboration Hit, in respect of which Evogene delivered such Preferred Mode of Use (the “PlaNet Genes License”).

(c) Subject to the terms and conditions of this Agreement, Evogene, on behalf of itself and its Affiliates, grants and agrees to grant to Monsanto and its Affiliates (in each case, so long as such Person remains an Affiliate of Monsanto), and Monsanto hereby accepts for itself and its Affiliates, a non-exclusive,

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

irrevocable (except pursuant to termination or forfeiture as elsewhere set forth herein), non-transferable (except to pursuant to Section 17.5), perpetual (subject to fulfillment of the Monsanto Diligence Obligations set forth in Sections 5.10.1, 5.10.2, 5.10.3 and 5.10.4 and unless otherwise terminated in accordance with the terms hereof), non-royalty-bearing, worldwide license (with the right to sublicense and permit further sublicenses subject to Section 3.3, but specifically excluding the right to grant any Bare Sublicense thereof), under the Evogene Discovery Round Patent Rights, to Commercially Exploit Hits in all field of use, but in each case solely for transgenic applications in the Monsanto Crops (the “Hit Non-Assert License”). It is understood that the Hit Non-Assert License in no way impairs Evogene’s right to receive Milestone Fees and Product Royalties on any Collaboration Hit Homologs.

(d) Subject to the terms and conditions of this Agreement, Evogene, on behalf of itself and its Affiliates, grants and agrees to grant to Monsanto and its Affiliates (in each case, so long as such Person remains an Affiliate of Monsanto), and Monsanto hereby accepts for itself and its Affiliates, a non-exclusive, irrevocable (except pursuant to termination or forfeiture as elsewhere set forth herein), non-transferable (except to pursuant to Section 17.5), perpetual (subject to fulfillment of the Monsanto Diligence Obligations set forth in Sections 5.10.1, 5.10.2, 5.10.3 and 5.10.4 and unless otherwise terminated in accordance with the terms hereof), non-royalty-bearing, worldwide license (with the right to sublicense and permit further sublicenses subject to Section 3.3, but specifically excluding the right to grant any Bare Sublicense thereof), under the Evogene G2P Round Patent Rights, to Commercially Exploit G2P Recommendations in all field of use, but in each case solely for transgenic applications of Collaboration Hit Homologs or Special Collaboration Hits in the Monsanto Crops (the “G2P Non-Assert License”) (the Hit Non-Assert License and the G2P Non-Assert License shall hereinafter be collectively referred to as the “Non-Assert License”). It is understood that the G2P Non-Assert License in no way impairs Evogene’s right to receive Milestone Fees and Product Royalties on any Collaboration Hit Homologs, Special Collaboration Hits or Project G2P Recommendations.

3.1.4 Special G2P Recommendations. In respect of Special G2P Recommendations, Monsanto shall receive the same Research Licenses, Commercial Licenses and PlaNet Genes Licenses as are granted to Monsanto for Project G2P Recommendations. Said license to each Special G2P Recommendation shall become non-exclusive or terminate, in the event that the Collaboration Hit Homologs and/or Special Collaboration Hits in respect of which Evogene identified such Special G2P Recommendation shall become non-exclusive or terminate, respectively.

In addition, subject to Section 4.3.1(b)(i), in respect of Special G2P Recommendations, Evogene shall be entitled to the same Milestone Fees and Product Royalties as are payable to Evogene in respect of Project G2P Recommendations.

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3.1.5 Rights of First Offer. For any GeneDex Recommendation that may result from any GeneDex Anaylsis, Evogene hereby grants to Monsanto an exclusive “GeneDex ROFO” (as defined below) to license any GeneDex Patent Rights, solely for transgenic applications in the Monsanto Crops and solely in respect of (i) any Collaboration Hit Homolog belonging to the specific Collaboration Hit Set containing the specific Collaboration Hit Homolog or (ii) Special Collaboration Hit, in respect of which Evogene delivered the Preferred Mode of Use which contained such GeneDex Recommendation. Evogene expressly acknowledges that any such GeneDex Recommendation identified in the preceding sentence is included under the Monsanto license grant of Evogene Know-How provided in Sections 3.1.1 through 3.1.3 for all transgenic applications in the Monsanto Crops. The process applicable to such right of first offer (“ROFO”) is as set forth below. Within forty-five (45) days after Evogene files a patent application that may constitute a GeneDex Patent Right, Evogene shall inform Monsanto thereof in writing and offer Monsanto a license to such filing as set forth above in this Section 3.1.5. Monsanto shall inform Evogene in writing, within one hundred twenty (120) days of receiving each such offer, whether or not Monsanto wishes to negotiate such a license. In the event that Monsanto notifies Evogene that Monsanto wishes to enter into such negotiations, the parties shall promptly commence negotiations, exclusively and in good faith, regarding the commercial and economic terms of any such license. If the parties are unable to agree to the terms of any such license after reasonable and good faith negotiations for not less than ninety (90) days, then Evogene shall be entitled to enter into a license with a third party, provided such license is on economic and license rights terms no less favorable to Evogene than the last offer by Evogene to Monsanto, and provided such third party license is executed within six (6) months of the date the negotiations between Monsanto and Evogene are terminated; thereafter, Monsanto’s GeneDex ROFO applies again, provided that after a period of three (3) years from Evogene’s first notice of a GeneDex ROFO under this Subsection 3.1.5 with respect to a particular GeneDex Recommendation, such GeneDex ROFO shall terminate.

3.1.6 G2P Recommendation Non-Project G2P Option. For any Non-Project G2P Claim in a U.S. patent which falls within the scope of inventions covered in a G2P Recommendation (“G2P Recommendation Non-Project G2P Claim”), Evogene hereby grants to Monsanto an option to receive an exclusive license to such claim as provided in this Section 3.1.6, but solely to Commercially Exploit Collaboration Hit Homologs, Special Collaboration Hits or PlaNet Gene Homologs (and only for as long as Monsanto has licenses hereunder with respect to such Collaboration Hit Homologs, Special Collaboration Hits or PlaNet Gene Homologs), in all field of use, and solely for transgenic applications in the Monsanto Crops. For clarity, if Monsanto’s licenses hereunder to all Collaboration Hit Homologs, Special Collaboration Hits and/or PlaNet Gene Homologs that are applicable to such G2P Recommendation Non-Project G2P Claim terminate prior to a U.S. patent being issued in respect of such claim, then the

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foregoing option shall not apply with respect to such G2P Recommendation Non-Project G2P Claim. Promptly after the issuance of any U.S. patent containing a G2P Recommendation Non-Project G2P Claim, Evogene shall notify Monsanto in writing thereof. Within one hundred and twenty (120) days of such notification, Monsanto shall notify Evogene in writing whether or not it elects to exercise its option with respect to any or all of the G2P Recommendation Non-Project G2P Claims contained in such patent. In the event that Monsanto exercises such option with respect to any G2P Recommendation Non-Project G2P Claim, then the invention claimed in such G2P Recommendation Non-Project G2P Claim shall be treated as a G2P Recommendation with respect to the license grant and royalty provisions set forth in this Agreement, including the terms hereof regarding termination of such licenses. If Monsanto does not exercise such option, then such G2P Recommendation Non-Project G2P Claim may be licensed to Third Parties, subject to the Non-Assert License.

3.1.7 Rights of First Offer – Non-G2P Recommendation Non-Project G2P Claim. For any Non-Project G2P Claim in a U.S. patent which does not fall within the scope of inventions covered in a G2P Recommendation (“Non-G2P Recommendation Non-Project G2P Claim”), Evogene hereby grants to Monsanto a right of first offer to negotiate with Evogene an exclusive, irrevocable, non-transferable, perpetual, royalty-bearing, worldwide license to such claim, with the right to sublicense and permit further sublicenses (but specifically excluding the right to grant any Bare Sublicense thereof), solely to Commercially Exploit Collaboration Hit Homologs, Special Collaboration Hits or PlaNet Gene Homologs (and only for as long as Monsanto has licenses hereunder with respect to such Collaboration Hit Homologs, Special Collaboration Hits or PlaNet Gene Homologs), in all fields of use, and solely for transgenic applications in the Monsanto Crops. For clarity, if Monsanto’s licenses hereunder to all Collaboration Hit Homologs, Special Collaboration Hits and/or PlaNet Gene Homologs that are applicable to any such Non-G2P Recommendation Non-Project G2P Claim terminate prior to a U.S. patent being issued in respect of such claim, then the foregoing right of first offer shall not apply with respect to such Non-G2 Recommendation Non-Project G2P Claim. The process applicable to exercising such right of first offer is as set forth below. Evogene shall notify Monsanto in writing of any U.S. patent containing a Non-G2P Recommendation Non-Project G2P Claim. Within one hundred and twenty (120) days of such notification Monsanto shall notify Evogene in writing whether or not Monsanto wishes to negotiate such a license. In the event that Monsanto notifies Evogene that Monsanto wishes to enter into such negotiations, the parties shall negotiate exclusively and in good faith the commercial economic terms of any such license at the time Monsanto desires to exercise its rights hereunder. If the parties are unable to agree to the terms of any such license after reasonable and good faith negotiations for a period of not less than ninety (90) days, Evogene shall be entitled to enter into a license with a third party with respect to such Non-G2 Recommendation Non-Project G2P Claim, subject to the Non-Assert License, provided such third party license is executed within six (6) months of the date the negotiations between Monsanto and Evogene are terminated; thereafter, the right of first offer under this Subsection 3.1.7 applies again, provided that after a period of three

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(3) years from the first right of first offer under this Subsection 3.1.7 with respect to a particular Non-G2P Recommendation Non-Project G2P Claim, such right of first offer shall no longer apply with respect to such claim.

3.1.8 [* * *] and Covered Vegetables. Subject to the Non-Exclusive Negotiation Requirement set forth in Section 4.1,
[* * *] shall be excluded from the Monsanto Crops for purposes of the Exclusive Research License and the Commercial License, with respect to: (i) any and all Collaboration Hits, that Evogene provides to Monsanto during Collaboration Year 6 and during any Collaboration Year thereafter, and their respective Collaboration Hit Homologs and any and all Preferred Modes of Use and Special G2P Recommendations relating to such Collaboration Hit Homologs, and (ii) any and all Special Collaboration Hits, that Evogene delivers to Monsanto during Collaboration Year 6 and in any Collaboration Year thereafter, and their Homologs, Preferred Modes of Use and Special G2P Recommendations relating thereto. Furthermore, [* * *] shall also be excluded from the Monsanto Crops for purposes of the Non-Assert License, with respect to any and all Evogene Discovery Round Patent Rights and Evogene G2P Round Patent Rights that are filed by Evogene from and after Collaboration Year 6. In addition, the Covered Vegetables, which were part of the “Monsanto Crops” until the 2011 Signing Date, shall be excluded from the Monsanto Crops for purposes of the Exclusive Research License, the Commercial License and the Non-Assert License, as of the Effective Date. If at any time from the Effective Date to the 2011 Signing Date, Monsanto conducted any research on, or took any other action with respect to, the use of Collaboration Hit Homologs or Special Collaboration Hits for transgenic applications in Covered Vegetables, then the parties agree that such research and other action, if any, shall be deemed not to infringe the Evogene Patent Rights or Evogene Know-How, and that Monsanto shall have no liability to Evogene as a result thereof.

3.1.9 Reservation of Rights. Except to the extent expressly provided in this Agreement, nothing in this Agreement shall be construed to confer any ownership interest, license or other rights upon Monsanto by implication, estoppel or otherwise, as to any technology, Intellectual Property rights, products or biological materials of Evogene or any other entity, regardless of whether such technology, Intellectual Property rights, products or biological materials are dominant, subordinate or otherwise related to any Evogene Patent Rights, Evogene Discovery Round Patent Rights, Evogene G2P Round Patent Rights or Jointly-Owned Patent Rights. Nothing in this Section 3 shall prevent Monsanto from conducting any activity for which no license from Evogene is required.

3.2 To Evogene.

3.2.1 Grantback Nonexclusive License. Subject to the terms and conditions of this Agreement, Monsanto (on behalf of itself and its Affiliates) grants and agrees to grant to Evogene and its Affiliates (in each case, so long as such Person remains an

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Affiliate of Evogene), and Evogene hereby accepts for itself and such Affiliates, with respect to each Excluded Collaboration Hit, but only in each Monsanto Crop as to which Monsanto failed to meet its Diligence Obligation to advance such Excluded Collaboration Hit as described in Section 5.10.2, and with respect to each Excluded PlaNet Gene Stack, but only in each Monsanto Crop as to which Monsanto failed to meet its Diligence Obligation to advance such Excluded PlaNet Gene Stack as described in Section 5.10.2(a), non-exclusive, royalty-free, worldwide, perpetual, non-transferable (except pursuant to Section 17.5) and irrevocable license, under the Monsanto Improvement Patent Rights that cover such Excluded Collaboration Hit or Excluded PlaNet Gene Stack, as the case may be, to use Improvements relating to such Excluded Collaboration Hit or Excluded PlaNet Gene Stack for Research Purposes and for commercial exploitation in each such Monsanto Crop, solely for transgenic applications and solely for the purpose of practicing inventions claimed in Valid Claims in the Evogene Patent Rights to the extent that (i) such Valid Claims were issued at the time the applicable Collaboration Hit became an Excluded Collaboration Hit or the applicable PlaNet Gene Stack became an Excluded PlaNet Gene Stack, or were applied for at such time and were issued at any time thereafter and (ii) such Valid Claims relate to the applicable Excluded Collaboration Hit or Excluded PlaNet Gene Stack. The license granted hereunder is limited to patent rights, and does not include a transfer or conveyance to Evogene of Biological Material (including Events, Germplasm, vectors or like material) or any technology used by Monsanto to create the Improvement that is the subject of the Monsanto Improvement Patent Rights. Monsanto shall provide Evogene with all data reasonably available to Monsanto or its Affiliates that is necessary to continue development work with such Excluded Collaboration Hit or Excluded PlaNet Gene Stack (including the results of any field trials). Evogene is entitled, in connection with the grant of a license to Evogene Patent Rights covering such Excluded Collaboration Hit or Excluded PlaNet Gene Stack, to grant sublicenses under the license set forth in this Section 3.2.1 to any Third Party.

3.2.2 Limitations. If a Valid Claim in an Evogene Patent Right issues on an applicable Collaboration Hit or PlaNet Gene Stack after the time the applicable Collaboration Hit or PlaNet Gene(s)becomes an Excluded Collaboration Hit or an Excluded PlaNet Gene Stack, as applicable, then Monsanto’s obligation to grant any additional licenses in Section 3.2.1 that arise due to such Valid Claim is subject to Monsanto having Control of the Monsanto Improvement Patent Rights at the time of issuance of the Valid Claim. Moreover, Monsanto’s obligation to grant, or to agree to grant, future licenses under Section 3.2.1 in respect of Monsanto Improvement Patent Rights that would otherwise be subject to the license under Section 3.2.1 shall terminate on the earliest of: (i) the termination or expiration of the Evogene Patent Rights covering such Monsanto Improvement; or (ii) a Change of Control to a Monsanto Competitor; or any other assignment or transfer of this Agreement to a Monsanto Competitor. Any licenses granted or obligations to grant licenses arising prior to any such termination shall be unaffected by such termination.

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3.2.3 Certain Jointly-Owned Patent Rights. Monsanto hereby grants and agrees to grant to Evogene, on behalf of itself and its Affiliates, an exclusive, perpetual and irrevocable, transferable, fully-paid license, with the right to grant sublicenses, under Monsanto’s (and, as applicable, Monsanto’s Affiliates’) interest in Discovery Round Jointly-Owned Patent Rights for all research, development and commercialization activities in all fields of use throughout the world. The foregoing license is subject to the licenses that Evogene grants to Monsanto under Section 3.1, to the extent such licenses have not terminated.

3.2.4 Reservation of Rights. Except to the extent expressly provided in this Agreement, nothing in this Agreement shall be construed to confer any ownership interest, license or other rights upon Evogene by implication, estoppel or otherwise, as to any technology, Intellectual Property rights, products or biological materials of Monsanto or any other entity, regardless of whether such technology, Intellectual Property rights, products or biological materials are dominant, subordinate or otherwise related to any Monsanto Improvement Patent Rights or Jointly-Owned Patent Rights. Nothing in this Section 3 shall prevent Evogene from conducting any activity for which no license from Monsanto is required.

3.3 Sublicenses. Each of Monsanto and Evogene shall require that its respective Sublicensees enter into written agreements agreeing to be bound by terms and conditions (including in respect of license restrictions and confidentiality) consistent with those set forth in this Agreement which are applicable to such sublicense. Without limiting the foregoing, each such sublicense shall include reporting, records maintenance and audit provisions sufficient to enable the applicable sublicensor to collect and verify all information necessary to determine Product Royalty and other payments hereunder. Each party shall take reasonable steps to assure each Sublicensee’s compliance with the terms of such sublicenses. Nothing herein shall limit the right of either party hereto, as sublicensor, to amend or waive the terms of any of its sublicenses, provided that no such amendment or waiver shall permit a Sublicensee to exercise rights or take actions inconsistent with the requirements of this Agreement. In addition, at the end of each Collaboration Year each party will provide to the Steering Committee a list of all of its Sublicensees during the past year (and all Sublicensees whose sublicenses expired or terminated during such period), including the Collaboration Hit Homologs, Special Collaboration Hits, Excluded Collaboration Hits and/or Excluded PlaNet Gene Stack, as applicable, licensed to such Sublicensees, the territory of such sublicense and the Monsanto Crop(s) covered by such sublicense.

4. EXCLUSIVITY.

4.1 Exclusivity. Except as otherwise set forth herein, for the duration of the Exclusivity Period, Evogene agrees (and shall cause each of its Subsidiaries to similarly agree) that: (i) it will not license or otherwise transfer to any Third Party the right to use in the Monsanto Crops, for any transgenic application, any Evogene Hit identified through a Discovery Round or any other activity directed to the identification of Hits that confer Traits in the Monsanto Field, or Homolog of any such Evogene Hit or any Permitted Homolog; (ii) it will not

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license or otherwise transfer to any Third Party the right to use in the Monsanto Crops, for any transgenic application, any G2P Recommendation arising from any G2P Activity or other activity that in either case intentionally targets the discovery of G2P Recommendations that confer Traits in the Monsanto Field for use in the Monsanto Crops for any transgenic application, it being understood that G2P Recommendations identified through any G2P Activity permitted hereby may be useful in the Monsanto Crops; (iii) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any Discovery Round or other activity that intentionally targets the discovery of Genes that confer Traits in the Monsanto Field for use in the Monsanto Crops for any transgenic application, it being understood that Hits identified through any Discovery Round permitted hereby may be useful in the Monsanto Crops; (iv) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any G2P Activity or other activity that in either case intentionally targets the discovery of G2P Recommendations that confer Traits in the Monsanto Field for use in the Monsanto Crops for any transgenic application, it being understood that G2P Recommendations identified through any G2P Activity permitted hereby may be useful in the Monsanto Crops; and (v) during the Non-Negotiation Period, it shall not negotiate any specific business and legal terms of any agreement with a Third Party, or enter into any agreement with any Third Party, that contemplates any of the activities described in the preceding clauses (i) through (iv). Subject to Subsections (i) and (iii) above and solely in respect of Encumbered Special Collaboration Hits and their Homologs, Evogene shall be entitled to conduct, in collaboration with or for the benefit of any Third Party that is party to an Existing Encumbering Agreement or a Future Encumbering Agreement, G2P Activity that (A) intentionally targets the discovery of G2P Recommendations relating to the Encumbered Special Collaboration Hits and their Homologs that are the subject of such Existing Encumbering Agreement or Future Encumbering Agreement, and (B) confers Traits in the Monsanto Field for use in the Monsanto Crops as to which Evogene granted a license pursuant to such Existing Encumbering Agreement or Future Encumbering Agreement, for any transgenic application, and to license such G2P Recommendations to the applicable Third Party solely for use with respect to such Encumbered Special Collaboration Hits and homologs and solely to the extent of the Monsanto Crops licensed under the Existing Encumbering Agreement or Future Encumbering Agreement by Evogene. For the avoidance of doubt, after the expiration of the Exclusivity Period, Evogene shall have no obligation with respect to conducting Discovery Rounds or G2P Activity within or outside of the Monsanto Field. Additionally, throughout the Exclusivity Period and thereafter but subject to Section 3.1.2, Evogene may freely license Evogene Project Hits and Evogene Non-Project Hits (and Homologs thereof) and G2P Recommendation, to any Third Party for use outside of the Monsanto Crops, in any field. Evogene shall not license any Homolog of any Special Collaboration Hit (including any Encumbered Special Collaboration Hit except to the extent subject to any Existing or Future Encumbering Agreement) to any Third Party for use in the Monsanto Crops for the longer of (a) the end of the Exclusivity Period or (b) the Non-Disclosure Period for such Special Collaboration Hit. Notwithstanding anything herein to the contrary, commencing on the first day of Collaboration Year 6, [* * *] shall be excluded from the Monsanto Crops for purposes of this Section 4.1. However, if at any time after the first day of Collaboration Year 6 and prior to the expiration of the Exclusivity Period, Evogene wishes to

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license to any Third Party the right to use in [* * *], for any transgenic application, any Evogene Hit identified through a Discovery Round or any other activity directed to the identification of Hits that confer Traits in the Monsanto Field, or any Homolog of any such Evogene Hit, then Evogene shall first offer, in writing, to enter into non-exclusive negotiations with Monsanto regarding such proposed licensing transaction, for a period of 60 days, and, if Monsanto accepts in writing Evogene’s offer to negotiate such a transaction, Monsanto to provide such acceptance to Evogene within 30 days of Monsanto’s receipt of Evogene’s applicable offer, Evogene shall negotiate with Monsanto such proposed licensing transaction for a period of 60 days commencing on Monsanto’s acceptance of Evogene’s applicable offer (the “Non-Exclusive Negotiation Requirement”). Nothing in the foregoing shall require either party to enter into any such proposed licensing transaction. With respect to any given proposed licensing transaction, if within twelve (12) months of Evogene’s offer to Monsanto to negotiate, Evogene does not enter into an agreement with a Third Party with respect to the licensing of the applicable Evogene Hits and the Homologs thereof for use in [* * *], for any transgenic application, then the Non-Exclusive Negotiation Requirement shall be reinstated with respect to such type of licensing of the applicable Evogene Hits and the respective Homologs thereof. For clarification, the Covered Vegetables, which were part of the “Monsanto Crops” until the 2011 Signing Date, shall be excluded from the Monsanto Crops for purposes of this Section 4.1, as of the Effective Date.

4.1.1 Non-Negotiation Period. For purposes of this Section 4.1, “Non-Negotiation Period” shall mean the period commencing on the Effective Date and ending on [* * *].

4.2 Independent Discovery Rounds.

4.2.1 Notice of Independent Discovery Rounds. During the Exclusivity Period and subject to Section 4.1, Evogene shall have the right to conduct, itself or in collaboration with or for the benefit of any Third Party, Independent Discovery Rounds. Every six (6) months during the Exclusivity Period, Evogene shall notify the Research Committee of (i) the Independent Discovery Rounds planned for the next eighteen (18) months (subject to confidentiality restrictions in the case of Third-Party Independent Discovery Rounds) and (ii) all Special Collaboration Hits that Evogene has identified and delivered during the preceding six-month period. Evogene shall not, solely as a result of such reports, be obligated to conduct any such planned Independent Discovery Rounds, nor shall it be precluded from conducting Independent Discovery Rounds in addition to those disclosed to the Research Committee from time to time pursuant to such reports. In addition, Evogene shall notify the Research Committee at least six (6) months before it begins any Internal Independent Discovery Round, and Evogene shall only conduct Internal Independent Discovery Rounds after giving such notice. Once commenced, an Internal Independent Discovery Round cannot become a Third-Party Independent Discovery Round. All Third-Party Independent Discovery Rounds shall be subject to a bona fide written agreement with a Third Party before such round commences.

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(a) Internal Independent Discovery Rounds.

(i) Notice to Monsanto. During the Exclusivity Period, with respect to each Internal Independent Discovery Round, Evogene shall notify Monsanto of each of the following stages:

(1) Prior to the initiation of any such Internal Independent Discovery Round;

(2) Upon identification of the Evogene Non-Project Hits identified under such Internal Independent Discovery Round and the filing of a patent application with respect to such Evogene Non-Project Hits; and

(3) Semi-annually during each Collaboration Year following stage (2) above occurring during the Exclusivity Period, in which Evogene obtains Core Validation or Model Plant Validation results in accordance with the terms hereof, if any, in respect of the Evogene Non-Project Hits identified through such Internal Independent Discovery Round.

(ii) Adding Internal Independent Discovery Rounds to Funded Project. If Monsanto informs Evogene, within forty-five (45) days of Evogene’s notice of the initiation of any Internal Independent Discovery Round, that Monsanto wishes to add such Internal Independent Discovery Round to the Funded Project, then, subject to the parties mutual agreement, to be negotiated in good faith, to add such Independent Discovery Round to the Funded Project (whether instead of any Discovery Program originally planned for such Collaboration Year, or in addition to the Discovery Programs planned for such Collaboration Year and subject to the parties’ agreement, to be negotiated in good faith, on additional funding to be provided by Monsanto with respect to any additional Discovery Round), such Internal Independent Discovery Round shall constitute a Project Discovery Round for all purposes hereunder, and the Evogene Hits identified thereunder shall constitute Collaboration Hits for all purposes under this Agreement.

(iii) Right to Conduct. If the Internal Independent Discovery Round is not added to the Funded Project, then Evogene shall have the right to conduct or continue to conduct such Internal Independent Discovery Round on its own, in Evogene’s sole discretion and at Evogene’s expense.

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(iv) Delivery of Special Collaboration Hits. In accordance with Section 4.5, Evogene shall deliver to Monsanto each Evogene Non-Project Hit that was identified through an Internal Independent Discovery Round, such delivery to include a Collaboration Hit Data Backpack with respect to such Evogene Non-Project Hit. As set forth in the definition of “Special Collaboration Hit,” each such Evogene Non-Project Hit shall, unless and until it has undergone Core Validation or Model Plant Validation in accordance with the terms hereof, constitute a Special Collaboration Hit. Throughout the Exclusivity Period, subject to Sections 3.1.2 and 4.7, Evogene shall be permitted to license to Third Parties any Special Collaboration Hits or Homologs of Special Collaboration Hits, only for use outside of the Monsanto Crops, provided that, in accordance with Section 3.1.8, [* * *] shall be excluded from the Monsanto Crops with respect to Special Collaboration Hits (and Homologs thereof) that are delivered by Evogene to Monsanto in Collaboration Year 6 and thereafter. For clarification, the Covered Vegetables, which were part of the “Monsanto Crops” until the 2011 Signing Date, shall be excluded from the Monsanto Crops for purposes of this Section 4.2.1(a)(iv), with respect to all Special Collaboration Hits (and Homologs thereof) delivered by Evogene to Monsanto at any time after the Effective Date.

(v) Validation of Special Collaboration Hits. Evogene may at any time, in its sole discretion, conduct model plant validation, as provided below, on the Special Collaboration Hits arising from any Independent Discovery Round. The assays used for such model plant validation shall be proposed to and approved by the Research Committee within thirty (30) days of Evogene’s written proposal thereof to the Research Committee, and shall be either the Core Validation or the Model Plant Validation assays set forth in the Research Plan. If the Research Committee does not inform Evogene within such thirty (30) day period which model plant validation the Special Collaboration Hits should undergo, Evogene shall conduct the Core Validation. Each Special Collaboration Hit that undergoes Core Validation or Model Plant Validation shall constitute a Collaboration Hit hereunder, regardless whether such Special Collaboration Hit qualifies as a Validated Hit.

(vi) Delivery of Discovery Validation Data Backpacks; Semi-Annual Pools. Semi-annually during each Collaboration Year, Evogene shall deliver to Monsanto Discovery Validation Data Backpacks for all Collaboration Hits arising from Special Collaboration Hits (if any) for which Core Validation or Model Plant Validation was completed during the previous semi-annual period (the Collaboration Hits as to which Discovery Validation Data Backpacks are provided to Monsanto during each semi-annual period being referred to as a “Semi-Annual Pool”). Such

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Collaboration Hits shall be included in the Gene Group or Delivery Group, as applicable, for the Collaboration Year in which their respective Discovery Validation Data Backpacks are provided to Monsanto.

(vii) Collaboration Hits Not Qualifying as Validated Hits. With respect to Collaboration Hits in each Semi-Annual Pool that do not qualify as Validated Hits, Monsanto may elect, by written notice to Evogene within ninety (90) days of Evogene’s delivery of the results of Core Validation or Model Plant Validation, as the case may be, for each Semi-Annual Pool, either:

(1) to reimburse Evogene, as set forth in Section 6.12, for Evogene’s costs of Core Validation or Model Plant Validation, as applicable, for all Collaboration Hits in such Semi-Annual Pool, in which event Monsanto shall retain its licenses hereunder to all Collaboration Hits in such Semi-Annual Pool that do not qualify as Validated Hits, or

(2) to elect not to reimburse Evogene for Evogene’s costs of Core Validation or Model Plant Validation, as applicable, for all Collaboration Hits in such Semi-Annual Pool, in which event Monsanto shall (A) have the right to retain its licenses hereunder to up to [* * *] ([* * *]%) of such Collaboration Hits that did not qualify as Validated Hits, as designated by Monsanto, and (B) have the right to retain its licenses hereunder to any Collaboration Hits in such Semi-Annual Pool that did not qualify as Validated Hits, in addition to those selected in clause (A) above, provided that each group of additional Collaboration Hits so designated during a Collaboration Year (a “Special Gene Group” for such Collaboration Year) shall be subject to the Monsanto Diligence Obligations set forth in Section 5.10.6 below. Monsanto’s licenses hereunder shall terminate automatically as to any Collaboration Hits from such Semi-Annual Pool that Monsanto does not elect to retain under the preceding clauses (A) and (B), but such Collaboration Hits and all Collaboration Hit Homologs thereof remain subject to Section 4.1.

(b) Third-Party Independent Discovery Rounds. The terms of Subsections 4.2.1(a)(iv) and (a)(v) shall apply to Third-Party Independent Discovery Rounds, mutatis mutandis; provided, however, that:

(i) Evogene shall only be obligated to notify Monsanto of any such Third-Party Independent Discovery Round either:

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(1) within [* * *] ([* * *]) [* * *] applicable to the Evogene Non-Project Hits identified in such Third-Party Independent Discovery Round, in which case any Product Royalties arising in respect of the Special Collaboration Hits arising from such Evogene Non-Project Hits shall be payable for the full term provided in Section 6.6(a); or

(2) within [* * *] ([* * *]) [* * *] applicable to the Evogene Non-Project Hits identified in such Third-Party Independent Discovery Round (and not at any earlier stage), in which case any Product Royalties arising in respect of the Special Collaboration Hits arising from such Evogene Non-Project Hits shall be payable solely for the life of the applicable Evogene Patent Rights in the United States, as provided in Section 6.6(c).

(ii) The disclosure to Monsanto of any model plant validation results in respect of the Evogene Non-Project Hits identified in such Third-Party Independent Discovery Round shall be subject to any Third Party limitation limiting the scope of such disclosure; provided that Evogene shall not enter into any agreement with a Third Party after the Effective Date which would prevent Evogene from disclosing to Monsanto Core Validation or Model Plant Validation results (as opposed to any other type of model plant validation results) in respect of Evogene Non-Project Hits identified in such Third-Party Independent Discovery Round; and

(iii) Evogene will be entitled to impose on Monsanto certain special terms and conditions in respect of such Evogene Non-Project Hits (e.g. relating to intellectual property registration, prosecution, defense and enforcement, or to regulatory matters), as may be required in order for Evogene to comply with its undertakings towards the Third Party, but not more restrictive than similar terms and conditions herein and not imposing any new payment obligations on Monsanto.

4.2.2 Non-Field Discovery Rounds.

(a) During the Exclusivity Period, Evogene shall have the right to conduct both Internal Non-Field Discovery Rounds and Third-Party Non-Field Discovery Rounds. Any Evogene Non-Project Hits identified through such Non-Field Discovery Rounds shall be deemed “Non-Field Hits.” Non-Field Hits identified through Internal Non-Field Discovery Rounds shall be deemed “Internal Non-Field Hits,” and Non-Field Hits identified through Third-Party Non-Field Discovery Rounds shall be deemed “Third-Party Non-Field Hits.”

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(b) During the Exclusivity Period, (i) Evogene shall have the right to license any Non-Field Hit to Third Parties for research purposes and for commercial exploitation outside the Monsanto Crops, and (ii) Evogene shall have the right to license any Non-Field Hit to Third Parties for research purposes and for commercial exploitation in the Monsanto Crops, provided that such Non-Field Hit has undergone [* * *] and has not met the [* * *] set forth in the Research Plan. For all purposes of this Section 4.2.2(b), [* * *] shall be excluded from the Monsanto Crops with respect to Non-Field Hits, that are identified by Evogene during Collaboration Year 6 and thereafter. For clarification, the Covered Vegetables, which were part of the “Monsanto Crops” until the 2011 Signing Date, shall be excluded from the Monsanto Crops for purposes of this Section 4.2.2(b), with respect to all Non-Field Hits identified by Evogene at any time after the Effective Date.

(i) In the semi-annual reports that Evogene will provide to the Research Committee during the Exclusivity Period under Section 4.2.1, Evogene shall notify the Research Committee of any Internal Non-Field Hits that have met the [* * *] set forth in the Research Plan in the preceding semi-annual period, and will concurrently provide Monsanto with the respective [* * *] for such Internal Non-Field Hits. Thereafter each Internal Non-Field Hit that has met the [* * *] shall constitute a Collaboration Hit for all purposes of this Agreement, except that it shall not be subject to the Monsanto Diligence Obligations and shall not be included in any determination of Evogene’s compliance with the Evogene Diligence Obligations.

(ii) Except as required by written agreements in effect prior to the Effective Date, Evogene shall not license or disclose to any Third Party for any reason, or file a patent application on, any Third-Party Non-Field Hits that have met the [* * *] set forth in the Research Plan. Additionally, Evogene shall have no obligation to license or to disclose such Third-Party Non-Field Hits to Monsanto. Promptly after Evogene identifies any such validated Third-Party Non-Field Hits, Evogene shall (i) take commercially reasonable steps to destroy all records (including archive records) of the existence, identity and characteristics of such validated Third-Party Non-Field Hits, and all test results and reports relating thereto, and (ii) instruct all of its personnel with knowledge of any such Third-Party Non-Field Hits that they are to conduct their work as if such Third-Party Non-Field Hits had never been identified. Annually during the Exclusivity Period, Evogene shall certify to Monsanto in writing its compliance with the requirements of this Section 4.2.2(b)(ii).

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4.3	Independent G2P Rounds.

4.3.1 Notice of Independent G2P Rounds. 4.3.1 Notice of Independent G2P Rounds. During the Exclusivity Period and subject to Section 4.1, Evogene shall have the right to conduct, itself or in collaboration with or for the benefit of any Third Party, Independent G2P Rounds; provided, however, that upon the occurrence of a Change of Control to a Monsanto Competitor, Evogene shall have no right to initiate any Independent G2P Round relating to any Monsanto Crops, or to complete any Internal Independent G2P Round relating to any Monsanto Crops that is then pending, except for Independent G2P Rounds conducted on Encumbered Special Collaboration Hits. Every six (6) months during the Exclusivity Period, Evogene shall notify the Research Committee of (i) the Independent G2P Rounds planned for the next eighteen (18) months (subject to confidentiality restrictions in the case of Third-Party Independent G2P Rounds), including a list of all Collaboration Hit Homologs and Special Collaboration Hits to be targeted by each such Independent G2P Round, and (ii) all Special G2P Recommendation that Evogene has identified and delivered during the preceding six (6) month period, as set forth in Section 4.3.1(a)(iv) below. Evogene shall not, solely as a result of such reports, be obligated to conduct any such planned Independent G2P Rounds, nor shall it be precluded from conducting Independent G2P Rounds in addition to those disclosed to the Research Committee from time to time pursuant to such reports. In addition, Evogene shall notify the Research Committee at least three (3) months before it begins any Internal Independent G2P Round, and Evogene shall only conduct Internal Independent G2P Rounds after giving such notice, provided that with respect to any Independent G2P Rounds that were pending as of the 2011 Signing Date or that were planned to commence within three (3) months of the 2011 Signing Date, Evogene was obligated to notify the Research Committee within thirty (30) days of the 2011 Signing Date. Once commenced, any RePack Analyses, PlaNet Analyses, GeneSpec Analyses and GeneDex Analyses conducted through an Internal Independent G2P Round on Collaboration Hit Homologs cannot become part of a Third-Party Independent G2P Round and any RePack Analyses, PlaNet Analyses, GeneSpec Analyses and GeneDex Analyses conducted through an Internal Independent G2P Round on Special Collaboration Hits can become part of a Third-Party Independent G2P Round. All Third-Party Independent G2P Rounds shall be subject to a bona fide written agreement with a Third Party before such round commences.

(a) Internal Independent G2P Rounds.

(i) Notice to Monsanto. During the Exclusivity Period, with respect to each Internal Independent G2P Round, Evogene shall notify Monsanto of each of the following stages:

(1) Prior to the initiation of any such Internal Independent G2P Round, as set forth in Section 4.3.1;

(2) Semi-annually, with respect to Special G2P Recommendation identified during the preceding 6 month period

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and either identified in: (i) an Independent Collaboration Hit G2P Data Backpack to be prepared within 3 months from the identification of such Special G2P Recommendation or (ii) a patent application, if any, filed with respect to such Special G2P Recommendation; and

(3) Semi-annually during each Collaboration Year following stage (2) above occurring during the Exclusivity Period, in which Evogene obtains Independent G2P Validation results in accordance with the terms hereof, if any, in respect of the Special G2P Recommendation identified through such Internal Independent G2P Round.

(ii) Adding Internal Independent G2P Rounds to Funded Project. If Monsanto informs Evogene, within forty-five (45) days of Evogene’s notice of the initiation of any Internal Independent G2P Round, that Monsanto wishes to add such Internal Independent G2P Round to the Funded Project, then, subject to the parties’ mutual agreement, to be negotiated in good faith, to add such Independent G2P Round to the Funded Project (whether instead of or in addition to the G2P Activities planned for such Collaboration Year and subject to the parties’ agreement, to be negotiated in good faith on additional funding to be provided by Monsanto with respect to any additional G2P Round. Notwithstanding the foregoing, if Monsanto, at its sole discretion, elects to substitute an Independent G2P Round for Project G2P Rounds planned for the given Collaboration Year of the same magnitude as the Independent G2P Round, there will be no incremental cost for the replacement Independent G2P Round to the Funded Project), such Internal Independent G2P Round shall constitute a G2P Enhancement Round or G2P Optimization Round, as applicable, for all purposes hereunder, and the G2P Recommendations identified thereunder shall constitute Project G2P Recommendations for all purposes under this Agreement.

(iii) Right to Conduct. If the Internal Independent G2P Round is not added to the Funded Project, then Evogene shall have the right to conduct or continue to conduct such Internal Independent G2P Round on its own, in Evogene’s sole discretion and at Evogene’s expense.

(iv) Delivery of Special G2P Recommendation; Licenses to Third Parties. Evogene shall deliver to Monsanto an Independent Collaboration Hit G2P Data Backpack on each Special G2P Recommendation that Evogene notifies Monsanto of in accordance with Subsection (i)(2) above, concurrently with the delivery of such semi-annual notification. Throughout the Exclusivity Period, subject to Sections 3.1.2

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and 4.7, Evogene shall be permitted to license to Third Parties any Special G2P Recommendation, only for use outside of the Monsanto Crops, provided that, in accordance with Section 3.1.8, [* * *] shall be excluded from the Monsanto Crops with respect to Special G2P Recommendation delivered by Evogene to Monsanto in Collaboration Year 6 and thereafter. For clarification, the Covered Vegetables, which were part of the “Monsanto Crops” until the 2011 Signing Date, shall be excluded from the Monsanto Crops for purposes of this Section 4.3.1(a)(iv), with respect to all Special G2P Recommendation delivered by Evogene to Monsanto at any time after the Effective Date.

(v) Delivery of Independent G2P Validation Data Backpacks. Semi-annually during each Collaboration Year during the Exclusivity Period, Evogene shall deliver to Monsanto Independent G2P Validation Data Backpacks for all Special G2P Recommendation (if any) on which Evogene conducted Independent G2P Validation, of which Evogene notified Monsanto in accordance with subsection (i)(3) above, concurrently with the delivery of such semi-annual notification.

(vi) No Monsanto Diligence Obligations. No Monsanto Diligence Obligations shall apply with respect to any Special G2P Recommendations.

(b) Third-Party Independent G2P Rounds. The terms of Subsections 4.3.1(a)(iv) and 4.3.1(a)(v) shall apply to Third-Party Independent G2P Rounds, mutatis mutandis; provided, however, that:

(i) Evogene shall only be obligated to notify Monsanto of any such Third-Party Independent G2P Round either:

(1) within [* * *] ([* * *]) [* * *] applicable to the Special G2P Recommendation identified in such Third-Party Independent G2P Round, in which case any Product Royalties arising in respect thereof shall be payable for the full term provided in Section 6.6(a); or

(2) within [* * *] ([* * *]) [* * *] applicable to the Special G2P Recommendation identified in such Third-Party Independent G2P Round (and not at any earlier stage), in which case any Product Royalties arising in respect thereof shall be payable solely for the life of the applicable Evogene Patent Rights in the United States, as provided in Section 6.6(c).

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(ii) The disclosure to Monsanto of any Independent G2P Model Plant Validation results in respect of the Special G2P Recommendation identified in such Third-Party Independent G2P Round shall be subject to any Third Party limitation limiting the scope of such disclosure; provided that Evogene shall not enter into any agreement with a Third Party after the 2011 Signing Date which would prevent Evogene from disclosing to Monsanto Independent G2P Validation results (as opposed to any other type of model plant validation results) in respect of Special G2P Recommendation identified in such Third-Party Independent G2P Round; and

(iii) Evogene will be entitled to impose on Monsanto certain special terms and conditions in respect of such Special G2P Recommendation (e.g. relating to intellectual property registration, prosecution, defense and enforcement, regulatory matters, or non-disclosure periods), as may be required in order for Evogene to comply with its undertakings towards the Third Party, but not more restrictive than similar terms and conditions herein and not imposing any new payment obligations on Monsanto.

4.4 Encumbered Special Collaboration Hits.

4.4.1 Delivery of Existing Evogene Hits. Evogene may deliver any or all of the Existing Evogene Hits to Monsanto as Collaboration Hits during Collaboration Year 1, and such Hits shall constitute Collaboration Hits arising from a Project Discovery Round for all purposes of this Agreement. Evogene shall deliver any remaining Existing Evogene Hits to Monsanto within six (6) months after the Effective Date, and such Existing Evogene Hits shall constitute Special Collaboration Hits for all purposes of this Agreement, except as set forth in this Section 4.4 below.

4.4.2 Encumbered Special Collaboration Hits. Notwithstanding any provision to the contrary in this Agreement, the following terms and conditions shall apply to all Encumbered Special Collaboration Hits.

(a) Monsanto’s licenses hereunder with respect to Encumbered Special Collaboration Hits (and the Homologs thereof to the extent such Special Collaboration Hits become Collaboration Hits in accordance with the terms hereof) shall not include any Monsanto Crops already licensed, or agreed to be licensed, by Evogene to Third Parties, or subject to an obligation of Evogene to negotiate a license to a Third Party, pursuant to the terms of an Existing Encumbering Agreement, and shall otherwise be subject to the provisions of the applicable Existing Encumbering Agreements (such as rights to improvements, obligations to negotiate further licenses, and inapplicability of the Regulatory provisions). Evogene shall not be required to make any amendments to such Encumbering Agreements in order to adapt them to the provisions of this Agreement.

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(b) For each Encumbered Special Collaboration Hit, Evogene shall, before delivering the applicable Collaboration Hit Data Backpack to Monsanto, (i) identify the Monsanto Crops that would be included in the licenses granted to such Encumbered Special Collaboration Hit pursuant to this Agreement, (ii) notify whether such Encumbered Special Collaboration Hit may be subject to a Future Encumbering Agreement, and (iii) provide to Monsanto a written summary of the limitations on either party’s rights or obligations hereunder with respect to such Encumbered Special Collaboration Hit that would be required by the applicable Existing Encumbering Agreement, and Evogene shall certify that its disclosure of such Monsanto Crops, and such limitations, is accurate and complete.

(c) Monsanto shall have the right, in its sole discretion, to accept or reject the limitations on any Encumbered Special Collaboration Hit. If Monsanto accepts such conditions, then such Encumbered Special Collaboration Hit shall be treated as a Special Collaboration Hit hereunder, and shall be licensed to Monsanto solely in the Monsanto Crops disclosed to Monsanto in the applicable notice pursuant to subsection (b) above, and subject to the disclosed limitations of the applicable Encumbering Agreement in such notice. If Monsanto rejects such limitations, then such Encumbered Special Collaboration Hit shall cease to constitute a Special Collaboration Hit hereunder, and neither Monsanto nor Evogene shall have any rights or obligations hereunder with respect to such Encumbered Special Collaboration Hit, except that Evogene’s licensing rights with respect to such Encumbered Special Collaboration Hit shall remain subject to Section 4.1.

(d) If Monsanto accepts the limitations on an Encumbered Special Collaboration Hit and such Encumbered Special Collaboration Hit is subject to the negotiation of a Future Encumbering Agreement, then Evogene shall be entitled to enter into any Future Encumbering Agreement with respect to each Encumbered Special Collaboration Hit; provided that (1) such Future Encumbering Agreement shall contain no additional limitations on Monsanto’s rights hereunder (other than those of the types that were disclosed pursuant to subsection (b)), and (2) the limitations in such Future Encumbering Agreement that are of the same types as the limitations disclosed to Monsanto under subsection (b) shall be no less favorable to Monsanto than as described in such disclosure.

(e) In negotiating each Future Encumbering Agreement, Evogene shall propose that such agreement include a provision obligating Evogene’s counterparty to consult with Monsanto regarding regulatory applications and

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other regulatory issues under such Future Encumbering Agreement; provided that nothing herein shall prevent Evogene from entering into such Future Encumbering Agreement if such counterparty is unwilling to include such provision.

(f) If Evogene enters into a Future Encumbering Agreement with respect to an Encumbered Special Collaboration Hit in any Monsanto Crop in accordance with the foregoing subsection (d), then Monsanto shall not be entitled to a license to such Encumbered Special Collaboration Hit in such Monsanto Crop. If Evogene does not enter into such Future Encumbering Agreement and abandons negotiations with respect thereto, then:

(i) If Evogene has not yet generated any field trial data with respect to such Encumbered Special Collaboration Hit in such Monsanto Crop, then such Encumbered Special Collaboration Hit shall constitute a Special Collaboration Hit hereunder, but Monsanto’s licenses thereto shall be limited to such Monsanto Crop; and

(ii) If Evogene has generated field trial data with respect to such Encumbered Special Collaboration Hit in such Monsanto Crop, then Evogene and Monsanto shall negotiate in good faith an appropriate royalty rate for a license to such Encumbered Special Collaboration Hit in the available Monsanto Crop or Crops, and if the parties agree on a royalty rate, then such Encumbered Special Collaboration Hit shall constitute a Special Collaboration Hit hereunder, but Monsanto’s licenses thereto shall be limited to such Monsanto Crop; and

(iii) If Evogene and Monsanto are unable to agree on a royalty rate under the preceding clause (ii), then such Encumbered Special Collaboration Hit shall cease to constitute a Special Collaboration Hit hereunder, and neither Monsanto nor Evogene shall have any rights or obligations hereunder with respect to such Encumbered Special Collaboration Hit, except that Evogene’s licensing rights with respect to such Encumbered Special Collaboration Hit shall remain subject to Section 4.1.

(g) Subject to the preceding subsections of this Section 4.4.2, the parties acknowledge that, under the 2008 Collaboration Agreement, Evogene delivered to Monsanto a certain group of [* * *] Encumbered Special Collaboration Hits known as the ‘[* * *]’, together with any available model plant validation results, and Monsanto was obligated to conduct Phase I Testing in [* * *] or [* * *] with respect to at least [* * *] of such Encumbered Special Collaboration Hits. Failure to conduct such testing shall constitute a Diligence Failure resulting in the loss of the exclusive licenses under Section 3.1 to such [* * *]

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genes, such licenses becoming terminable and non-exclusive as provided in Section 5.10.7. If any of the Encumbered Special Collaboration Hits in such group become Collaboration Hits in accordance with the terms hereof, then Monsanto will have no additional Phase I Testing obligations with respect thereto. Such Encumbered Special Collaboration Hits shall be subject to Monsanto’s Diligence Obligation relating to Phase Advancement under Section 5.10.2 but, except as expressly provided in this subsection, shall not be subject to Monsanto’s other Diligence Obligations). The testing or Phase Advancement of any Homolog of any such Encumbered Special Collaboration Hit shall constitute testing or Phase Advancement of such Encumbered Special Collaboration Hit for purposes of this subsection (g), and any such testing or Phase Advancement shall earn Activity Points for purposes of Monsanto’s Minimum R&D Activity.

4.4.3 Reservation of Rights. Notwithstanding anything to the contrary in this Section 4, nothing in this Agreement shall limit, during the Exclusivity Period or thereafter, Evogene’s ability to license to Third Parties any (i) Encumbered Special Collaboration Hits or (ii) homologs (as such term is defined in the respective Encumbering agreements) of Encumbered Special Collaboration Hits (whether such homologs are identified before or during the Exclusivity Period), for use in one or more Monsanto Crops, and for any applications, pursuant to the Existing Encumbering Agreements, and pursuant to Future Encumbering Agreements permitted hereunder.

4.5 Patent Applications Arising from Independent Discovery Rounds and Internal Non-Field Discovery Rounds. Subject to Section 4.2.1(b)(i), within thirty (30) days after Evogene files a patent application on Hits identified during any Independent Discovery Round conducted after the Effective Date, Evogene shall notify Monsanto of any Evogene Non-Project Hits included in such patent application (which, for avoidance of doubt, shall constitute Special Collaboration Hits). Within thirty (30) days after the later of (i) the date that Evogene files a patent application on Hits identified during any Internal Non-Field Discovery Round conducted after the Effective Date, and (ii) the date that Evogene determines that any Internal Non-Field Hits identified during such Internal Non-Field Discovery Round have met the [* * *] set forth in the Research Plan, Evogene shall disclose such Internal Non-Field Hits to Monsanto in accordance with Section 4.2.2. Except to the extent required by written agreements with Third Parties in effect on the Effective Date, Evogene shall not disclose any such Evogene Non-Project Hit identified during any Independent Discovery Round, or any Internal Non-Field Hit that has met the Validated Hit criteria set forth in the Research Plan, to a Third Party until it has filed a patent application with respect thereto.

4.6 Patent Applications Arising from Independent G2P Rounds. Subject to Section 4.3.1(b)(i), within thirty (30) days after Evogene files a patent application on Special G2P Recommendation identified during any Independent G2P Round, Evogene shall deliver such patent application to Monsanto.

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4.7 Non-Disclosure Period. Until the end of the Non-Disclosure Period for each Collaboration Hit, Special Collaboration Hit,Project G2P Recommendation or item of Special G2P Recommendation, Evogene shall not disclose such Collaboration Hit or any of its Collaboration Hit Homologs, or such Special Collaboration Hit or any of its Homologs, or such Project G2P Recommendation or such Special G2P Recommendation, or any Collaboration Hit Data Backpack or Discovery Validation Data Backpack or Collaboration Hit G2P Data Backpack, Project G2P Validation Data Backpack or Independent G2P Validation Data Backpack associated with such Collaboration Hit or Special Collaboration Hit or Project G2P Recommendation or Special G2P Recommendation, to Third Parties for any purpose; provided, however, that (i) Evogene may, subject to confidentiality terms no less restrictive than those set forth in Section 10, disclose any Special Collaboration Hit, or any Homolog thereof, or any Special G2P Recommendation other than Special G2P Recommendation identified in respect of Evogene Project Hits through an Internal Independent G2P Round, and any data relating thereto, to any Third Party with whom Evogene has a bona fide license or collaboration agreement pursuant to which it licenses such Special Collaboration Hit or Homolog or Special G2P Recommendation to such Third Party, and (ii) after the end of the Non-Disclosure Period for each Collaboration Hit or Special Collaboration Hit and their respective Homologs or Project G2P Recommendation or item of Special G2P Recommendation, but subject to Sections 2.10 and 10, Evogene may make any such disclosure. In the event Evogene discloses a PlaNet Gene or any of its Homologs prior to said PlaNet Gene becoming a Collaboration Hit pursuant to Section 1.181, and being subject to the Non-Disclosure Period for a Project G2P Recommendation such disclosure shall not be deemed a breach by Evogene of the provisions of this Section 4.7 in respect of the Non-Disclosure Period for Collaboration Hits.

4.7.1 Concurrent Disclosure of Special G2P Recommendation. Special G2P Recommendation arising from Third-Party Independent G2P Rounds may be disclosed to the Third Party for which the Third-Party Independent G2P Round was performed provided that any Special G2P Recommendation identified in respect of Evogene Project Hits is disclosed to Monsanto no later than within 10 (ten) business days of its disclosure to the applicable Third Party.

4.8 Non-Compete; Non-Solicitation.

4.8.1 Employee Non-Competition. Monsanto shall have the option, upon written notice to Evogene at least sixty (60) days prior to the expiration of the Exclusivity Period, to restrict Evogene from having its employees who have served as Program Managers or members of the Research Committee and who have conducted work on behalf of the Funded Project from conducting work on behalf of any Third Party in the Monsanto Field for a period of [* * *] ([* * *]) year from the date of the expiration of the Exclusivity Period. In order to exercise this option, Monsanto must pay to Evogene the yearly gross salary (before taxes), bonus and employer-funded taxes and benefits, for the year preceding the date of expiration of the Exclusivity Period, of any such employees Monsanto chooses to restrict in this manner.

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4.8.2 Non-Solicitation. During the Exclusivity Period and for [* * *] ([* * *]) years thereafter, neither party shall solicit, or request any party engaged by it to solicit, any employee of the other party who conducted work on the Collaboration to join the workforce of such party as an employee or independent contractor; provided that either party may make general postings or advertisements of open positions, and hire any employee of the other party responding thereto.

5. RESEARCH & DILIGENCE OBLIGATIONS.

5.1 Diligence Obligations; General. The parties shall complete their respective diligence obligations under this Agreement, as such obligations are set forth in this Section 5 (the Monsanto diligence obligations are hereinafter referred to as “Monsanto Diligence Obligations,” the Evogene diligence obligations are hereinafter referred to as “Evogene Diligence Obligations,” and collectively or individually as the context may require, the “Diligence Obligations”). For purposes of this Section 5, (i) fractional values greater than or equal to one-half shall be rounded up and fractional values below one-half shall be rounded down, and (ii) except as set forth in Section 5.2.8, Special Collaboration Hits, so long as they remain Special Collaboration Hits, shall be excluded from the determination of each party’s compliance with its Diligence Obligations and the parties’ respective Diligence Obligations shall not apply to them.

5.2	Evogene Diligence Obligations – ATHLETE.

5.2.1 Discovery Activity.

(a) During each of Collaboration Years 1 through 6 of the Research Period, Evogene shall complete not less than the minimum number of Project Discovery Rounds for such Collaboration Year, as set forth below (all or part of which may have commenced in the previous Collaboration Year) under the Funded Project and shall dedicate the number of Project Discovery Rounds to each Discovery Program as is set forth in the Research Plan.

(b) Evogene shall dedicate at least [* * *] ($[* * *]) to Data Generation in respect of each such Project Discovery Round. Such Data Generation may be generated prior to the Collaboration Year during which such Project Discovery Round is performed, provided it was generated following the Effective Date.

5.2.2 Annual Collaboration Hit Delivery. During the Research Period, Evogene shall deliver to Monsanto the number of Collaboration Hits per Collaboration Year set forth in subsections (a) and (b) below.

(a) During Collaboration Year 1, a minimum of [* * *] ([* * *]) [* * *], and in addition, during each of Collaboration Years [* * *]-[* * *], a minimum of [* * *] ([* * *]) [* * *], from a minimum of [* * *] ([* * *]) Project Discovery Rounds that will be completed during such year and which are expected to generate at least [* * *] ([* * *]) [* * *].

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(b) During Collaboration Years 4 - 6:

(i) During Collaboration Year 4, a minimum of [* * *] ([* * *]) Collaboration Hits, from a minimum of [* * *] ([* * *]) Project Discovery Rounds that will be completed during such year and which are expected to generate at least [* * *] ([* * *]) Collaboration Hits each.

(ii) During Collaboration Year 5, a minimum of [* * *] ([* * *]) Collaboration Hits, from a minimum of [* * *] ([* * *]) Project Discovery Rounds that will be completed during such year and which are expected to generate at least [* * *] ([* * *]) Collaboration Hits each.

(iii) During Collaboration Year 6, a minimum of three hundred (300) Collaboration Hits, from a minimum of [* * *] ([* * *]) Project Discovery Rounds that will be completed during such year and which are expected to generate at least [* * *] ([* * *]) Collaboration Hits each.

(c) Any Hit that is a Collaboration Hit Homolog of a previously delivered Collaboration Hit shall not constitute a Collaboration Hit for purposes of fulfillment of the Evogene Diligence Obligations set forth in this Section 5.2.2.

(d) [* * *].

(e) [* * *].

(f) [* * *].

(g) [* * *].

5.2.3 Disclosure of Abandoned Hits.

(a) [* * *].

(b) For each Hit excluded for the reasons set forth in Sections 5.12.1(c) or 5.12.1(d), Evogene shall disclose to Monsanto the reason for excluding such Hit, without disclosing the Hit itself.

(c) Monsanto, may, at its option, within thirty (30) days after receiving the applicable Hit or information concerning such Hit described above, require Evogene to file a patent application covering such Hit, and upon the filing of such patent application, such Hit shall constitute a Collaboration Hit for all purposes hereunder. Any such Collaboration Hit shall not be subject to Section 5.12.1.

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(d) [* * *].

5.2.4 Model Plant Validation.

(a) Evogene shall conduct Model Plant Validation on each Collaboration Hit delivered by Evogene to Monsanto under Section 5.2.2 [* * *], and shall prepare a Discovery Validation Data Backpack for each such Collaboration Hit [* * *].

(b) [* * *].

(c) [* * *].

(d) [* * *]

(e) [* * *].

5.2.5 Validated Hit Generation. [* * *].

5.2.6 Monsanto Nominated Hits.

(a) [* * *].

(b) [* * *].

5.2.7 Data Generation in Collaboration Years 1 through 3. During Collaboration Years 1 through 3 of the Research Period, subject to Monsanto’s timely payment of the Data Generation payments pursuant to Section 6.3 (which payments may cease in accordance with Section 5.11.1(b)), Evogene shall conduct the Data Generation for each Collaboration Year that is supplemental to the Data Generation contemplated by Section 5.2.1(b), as provided in the Research Plan. [* * *].

5.2.8 Special Collaboration Hits and Internal Non-Field Hits That Become Collaboration Hits. [* * *].

5.3	Minimum Collaboration Hits Per Project Discovery Round. [* * *].

5.4	Evogene Diligence Obligations – G2P Enhancement Rounds.

5.4.1 Research Activity. During each of Collaboration Years 4 and 5 of the Research Period and subject to Monsanto’s timely provision to Evogene of the report set forth in Section 5.8, Evogene shall commence conducting not less than the minimum number of G2P Enhancement Rounds for such Collaboration Year, under the Funded Project, each in respect of a minimum number of Collaboration Hit Homologs that shall enter such G2P Enhancement Round, as set forth in Subsections (a) and (b) below:

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(a) During Collaboration Year 4, a minimum of [* * *] ([* * *]) G2P Enhancement Rounds, in respect of a total of [* * *] ([* * *]) Collaboration Hit Homologs, from Collaboration Hits previously discovered by Evogene, which shall enter such G2P Enhancement Round.

(b) During Collaboration Year 5, a minimum of [* * *] ([* * *]) G2P Enhancement Rounds in respect of a total of [* * *] ([* * *]) Collaboration Hit Homologs from Gene Group 6 which shall enter such G2P Enhancement Round.

5.4.2 Annual Collaboration Hit G2P Data Backpack Delivery. In connection with the G2P Enhancement Rounds under Section 5.4.1, Evogene shall deliver to Monsanto the number of Collaboration Hit G2P Data Backpacks per Collaboration Year set forth in subsections (a) and (b) below:

(a) During Collaboration Year 5, a minimum of [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks, pursuant to the G2P Enhancement Round that commenced during Collaboration Year 4 and completed during Collaboration Year 5.

(b) During Collaboration Year 6, a minimum of [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks, pursuant to the [* * *] ([* * *]) G2P Enhancement Rounds that commenced during Collaboration Year 5 and completed during Collaboration Year 6.

(c) During Collaboration Year 6 an additional minimum of [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks for Collaboration Hits that underwent the GeneDex Analysis.

(d) [* * *].

(e) [* * *].

(f) [* * *].

(g) [* * *].

(h) [* * *].

5.4.3 Project G2P Validation and Model Plant Validation.

(a) During each of Collaboration Years 6 and 7 of the Research Period, Evogene shall conduct Project G2P Validation and/or Model Plant Validation, and shall deliver not less than the minimum number of Project G2P Validation Data Backpacks and Discovery Validation Data Backpacks for such Collaboration Year, as set forth in Subsections (i) through (iv) below.

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(i) During Collaboration Year 5, Evogene shall select a minimum of [* * *] ([* * *]) Preferred Modes of Use delivered by Evogene during Collaboration Year 5 in Collaboration Hit G2P Data Backpacks under Section 5.4.2(a), on which Evogene shall conduct Project G2P Validation, and shall provide a Project G2P Validation Data Backpack for each such Preferred Mode of Use within 14 months from delivery of the Collaboration Hit G2P Data Backpack.

(ii) In addition, during Collaboration Year 5 Evogene shall select a minimum of thirty (30) G2P Genes delivered by Evogene under Section 5.4.2(a), or the actual number of G2P Genes delivered by Evogene under Section 5.4.2(a) if less than [* * *] ([* * *]) G2P Genes, on which Evogene shall conduct Model Plant Validation (or on Collaboration Hit Homologs or PlaNet Gene Homologs thereof, as the case may be, if approved by the Research Committee), and shall provide a Discovery Validation Data Backpack for each such G2P Gene (or Collaboration Hit Homolog or PlaNet Gene Homolog) within [* * *] ([* * *]) [* * *] from delivery of the Collaboration Hit G2P Data Backpack for such Collaboration Hit. [* * *].

(iii) During Collaboration Year 6, Evogene shall select a minimum of [* * *] ([* * *]) Preferred Modes of Use delivered by Evogene during Collaboration Year 6 in Collaboration Hit G2P Data Backpacks under Section 5.4.2(b), on which Evogene shall conduct Project G2P Validation, and shall prepare a Project G2P Validation Data Backpack for each such Preferred Mode of Use within [* * *] ([* * *]) [* * *] from delivery of the Collaboration Hit G2P Data Backpack including such Preferred Mode of Use.

(iv) In addition, during Collaboration Year 6 Evogene shall select a minimum of [* * *] ([* * *]) G2P Genes delivered by Evogene under Section 5.4.2(b), or the actual number of G2P Genes delivered by Evogene under Section 5.4.2(b) if less than ninety (90) G2P Genes, on which Evogene shall conduct Model Plant Validation (or on Collaboration Hit Homologs or PlaNet Gene Homologs thereof, as the case may be, if approved by the Research Committee), and shall provide a Discovery Validation Data Backpack for each such G2P Gene (or Collaboration Hit Homolog or PlaNet Gene Homolog) within [* * *] ([* * *]) [* * *] from delivery of the G2P Collaboration Hit Data Backpack for such G2P Gene. [* * *].

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(b) Notwithstanding the foregoing or anything else to the contrary herein, [* * *]:

(i) Evogene’s failure to clone and therefore to conduct Model Plant Validation on up to [* * *] ([* * *]%) of the G2P Genes [* * *] on which Evogene is required to perform Model Plant Validation according to Section 5.4.3 and/or Evogene’s delay of up to [* * *] ([* * *]) [* * *] in completing Model Plant Validation (and delivering the Discovery Validation Data Backpacks) on up to [* * *] percent ([* * *]%) of the G2P Genes on which Evogene is required to perform Model Plant Validation according to Section 5.4.3 [* * *], shall not constitute a failure of this Evogene Diligence Obligation, provided that the number of G2P Genes [* * *] on which Evogene shall perform Model Plant Validation, shall not be less than the minimum number of G2P Genes on which Evogene is required to perform Model Plant Validation in any Collaboration Year as set forth herein, and

(ii) Evogene’s failure to clone and therefore to conduct Project G2P Validation on up to [* * *] percent
([* * *]%) of the Preferred Modes of Use on which Evogene is required to perform Model Plant Validation according to Section 5.4.3 and/or Evogene’s delay of up to [* * *] ([* * *]) [* * *] in completing Project G2P Validation (and delivering the Project G2P Validation Data Backpacks) on up to [* * *] percent ([* * *]%) of the Preferred Modes of Use on which Evogene is required to perform Project G2P Validation according to Section 5.4.3, shall not constitute a failure of this Evogene Diligence Obligation, provided that the number of Preferred Modes of Use on which Evogene shall perform Project G2P Validation shall not be less than the minimum number of Preferred Modes of Use on which Evogene is required to perform Project G2P Validation in any Collaboration Year as set forth herein.

5.5	Evogene Diligence Obligations – G2P Optimization Rounds.

5.5.1 Research Activity. During each of Collaboration Years 5 and 6 of the Research Period, and subject to Monsanto’s timely [* * *], Evogene shall commence conducting no less than the minimum number of G2P Optimization Rounds for such Collaboration Year, under the Funded Project, each in respect of not less than the minimum number of Collaboration Hit Homolog and/or Special Collaboration Hits that shall enter such G2P Optimization Round, as set forth in subsections (a) and (b) below:

(a) During Collaboration Year 5, a minimum of one (1) G2P Optimization Round for a minimum of [* * *] ([* * *]) Collaboration Hit Homologs and/or Special Collaboration Hits which shall enter such G2P Optimization Round.

(b) During Collaboration Year 6, a minimum of one (1) G2P Optimization Round for a minimum of [* * *] ([* * *]) Collaboration Hit Homologs and/or Special Collaboration Hits which shall enter such G2P Optimization Round.

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5.5.2 Annual Collaboration Hit G2P Data Backpack Delivery. In connection with the G2P Optimization Rounds conducted by Evogene under Section 5.5.1, Evogene shall deliver to Monsanto the number of Collaboration Hit G2P Data Backpacks per Collaboration Year set forth in subsections (a) and (b) below.

(a) During Collaboration Year 5, a minimum of [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks, pursuant to the G2P Optimization Round that commenced during such year.

(b) During Collaboration Year 6, a minimum of [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks, pursuant to the G2P Optimization Round that commenced during such year.

(c) [* * *].

(d) [* * *].

(e) [* * *].

(f) [* * *].

5.5.3 Model Plant Validation.

(a) During each of Collaboration Years 6 and 7 of the Research Period, Evogene shall conduct Project G2P Validation and/or Model Plant Validation, and shall deliver no less than the minimum number of Project G2P Validation Data Backpacks and Discovery Validation Data Backpacks for such Collaboration Year, as set forth in Subsections (i) through (iv) below.

(i) During Collaboration Year 6, Evogene shall select a minimum of [* * *] ([* * *]) Preferred Modes of Use delivered by Evogene during Collaboration Year 5 in Collaboration Hit G2P Data Backpacks under Section 5.5.2(a), on which Evogene shall conduct Project G2P Validation, and shall provide a Project G2P Validation Data Backpack for each such Preferred Mode of Use within [* * *] from delivery of the Collaboration Hit G2P Data Back.

(ii) In addition, during Collaboration Year 6, Evogene shall select a minimum of [* * *] ([* * *]) G2P Genes delivered by Evogene during Collaboration Year 5 under Section 5.5.2(a), or the actual number of G2P Genes delivered by Evogene under Section 5.5.2(a) if less than [* * *] ([* * *]) G2P Genes, on which Evogene shall conduct Model Plant

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Validation (or on Collaboration Hit Homologs or PlaNet Gene Homologs thereof, as the case may be, if approved by the Research Committee), and shall provide a Discovery Validation Data Backpack for each such G2P Gene (or Collaboration Hit Homolog or PlaNet Gene Homolog) within [* * *] ([* * *]) months from delivery of the Collaboration Hit Data Backpack for such G2P Gene. [* * *].

(iii) During Collaboration Year 7, Evogene shall select a minimum of [* * *] ([* * *]) Preferred Modes of Use delivered by Evogene during Collaboration Year 6 in Collaboration Hit G2P Data Backpacks delivered by Evogene under Section 5.5.2(b), on which Evogene shall conduct Project G2P Validation, and shall provide a Project G2P Validation Data Backpack for each such Preferred Mode of Use within [* * *] from delivery of the Collaboration Hit G2P Data Back.

(iv) In addition, during Collaboration Year 7, Evogene shall select a minimum of [* * *] ([* * *]) G2P Genes delivered by Evogene during Collaboration Year 6 under Section 5.5.2(b), or the actual number of G2P Genes delivered by Evogene under Section 5.5.2(b) if less than [* * *] ([* * *]) G2P Genes, on which Evogene shall conduct Model Plant Validation (or on Collaboration Hit Homologs or PlaNet Gene Homologs thereof, as the case may be, if approved by the Research Committee), and shall provide a Discovery Validation Data Backpack for each such G2P Gene (or Collaboration Hit Homolog or PlaNet Gene Homolog) within [* * *] ([* * *]) [* * *] from delivery of the Collaboration Hit Data Backpack for such G2P Gene. [* * *].

(b) Notwithstanding the foregoing or anything else to the contrary herein, [* * *]:

(i) Evogene’s failure to clone and therefore to conduct Model Plant Validation on up to [* * *] percent
([* * *]%) of the G2P Genes [* * *] on which Evogene is required to perform Model Plant Validation according to Section 5.5.3 and/or Evogene’s delay of up to [* * *] ([* * *]) [* * *] in completing Model Plant Validation (and delivering the Discovery Validation Data Backpacks) on up to [* * *] percent ([* * *]%) of the G2P Genes on which Evogene is required to perform Model Plant Validation according to Section 5.5.3 [* * *], shall not constitute a failure of this Evogene Diligence Obligation, provided that the number of G2P Genes [* * *] on which Evogene shall perform Model Plant Validation, shall not be less than the minimum number of G2P Genes on which Evogene is required to perform Model Plant Validation in any Collaboration Year as set forth herein, and

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(ii) Evogene’s failure to clone and therefore to conduct Project G2P Validation on up to [* * *] percent
([* * *]%) of the Preferred Modes of Use on which Evogene is required to perform Model Plant Validation according to Section 5.5.3 and/or Evogene’s delay of up to [* * *] ([* * *]) [* * *] in completing Project G2P Validation (and delivering the Project G2P Validation Data Backpacks) on up to [* * *] percent ([* * *]%) of the Preferred Modes of Use on which Evogene is required to perform Project G2P Validation according to Section 5.5.3, shall not constitute a failure of this Evogene Diligence Obligation, provided that the number of Preferred Modes of Use on which Evogene shall perform Project G2P Validation shall not be less than the minimum number of Preferred Modes of Use on which Evogene is required to perform Project G2P Validation in any Collaboration Year as set forth herein.

5.6	Monsanto Provision of Monsanto Testing Data.

(a) [* * *]

(b) [* * *]

(c) [* * *]

(d) [* * *]

(e) [* * *].

(f) [* * *].

5.7	Evogene Data Generation in Collaboration Years 4 and 5. During Collaboration Years 4 and 5 of the Research Period, subject to Monsanto’s timely payment of the Annual Research Payments pursuant to Section 6.2, Evogene conducted the Data Generation for each such Collaboration Year, and delivered such data to Monsanto, as provided in the Research Plan.

5.8	Monsanto Report Prior to a Project G2P Round. [* * *]

5.9	Monsanto Nominated Hits, Monsanto Nominated PlaNet Gene Stacks and Monsanto Nominated RePack Recommendations.

(a) [* * *].

(i) [* * *]:

(b) [* * *].

(c) [* * *].

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5.10	Monsanto Diligence Obligations.

5.10.1	Phase I Testing.

(a) Phase I Testing Minimum for Gene Groups 1 through 6. Monsanto shall, by the end of the Phase I Testing Period for each Gene Group:

(i) conduct Phase I Testing, [* * *], on Collaboration Hit Homologs of at least [* * *] percent ([* * *]%) of the Collaboration Hits within such Gene Group, [* * *]

(ii) conduct Phase I Testing [* * *] of at least [* * *] percent ([* * *]%) of the Collaboration Hits within such Gene Group, subject to a limit of [* * *] ([* * *]) Collaboration Hit Homologs in such Gene Group; and

(iii) for the first [* * *] Collaboration Hit Homologs for which Evogene performed a Project G2P Round and delivered Preferred Modes of Use during Collaboration Year 5, conduct Phase I Testing (deemed to be within Gene Group 6) as set forth in Exhibit L, [* * *], of Preferred Modes of Use that are delivered by Evogene (within Collaboration Hits G2P Data Backpacks) for at least [* * *] ([* * *]) Collaboration Hit Homologs and/or Special Collaboration Hits, it being understood that Phase I Testing of a Collaboration Hit Homolog in Corn also constitutes Phase I Testing of such Collaboration Hit Homolog in the Main Monsanto Crops.

Notwithstanding anything in this Section 5.10.1 to the contrary, if any Collaboration Hit Homolog of a Collaboration Hit in a Gene Group is advanced to Phase II in at least one of the Main Monsanto Crops within the Phase I Testing Period for such Gene Group, Monsanto shall be deemed to have met the Phase I Testing Minimum for such Gene Group.

(b) Phase I Testing Minimum for Delivery Group 7. Monsanto shall, by the end of the Phase I Testing Period for Delivery Group 7:

(i) conduct Phase I Testing, [* * *], in at least [* * *] ([* * *]) Collaboration Hits and/or Preferred Modes of Use within Delivery Group 7, and

(ii) conduct Phase I Testing [* * *] on at least [* * *] ([* * *]) Collaboration Hits and/or Preferred Modes of Use within Delivery Group 7.

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(c) Phase I Testing Minimum for Delivery Group 8. Monsanto shall, by the end of the Phase I Testing Period for Delivery Group 8:

(i) conduct Phase I Testing, [* * *], on at least [* * *] ([* * *]) Collaboration Hits and/or Preferred Modes of Use within Delivery Group 8, and

(ii) conduct Phase I Testing [* * *] on at least [* * *] ([* * *]) Collaboration Hits and/or Preferred Modes of Use within Delivery Group 8.

(d) Phase I Testing Minimum for Delivery Group 9. Monsanto shall, by the end of the Phase I Testing Period for Delivery Group 9:

(i) conduct Phase I Testing, [* * *], on at [* * *] ([* * *]) Collaboration Hits and/or Preferred Modes of Use within Delivery Group 9, and

(ii) conduct Phase I Testing [* * *] on at least [* * *] ([* * *]) Collaboration Hits and/or Preferred Modes of Use within Delivery Group 9.

[* * *].

[* * *].

(e) [* * *].

(f) Credit Gene Generation. [* * *]

(g) Failure to Conduct Phase I Testing in any Gene Group. If as of the end of the Phase I Testing Period for any Gene Group, Monsanto conducts Phase I Testing on less than the Phase I Testing Minimum in the Main Monsanto Crops or in Corn for such Gene Group, [* * *]:

(i) If Monsanto has conducted Phase I Testing in the Main Monsanto Crops on Collaboration Hit Homologs of Collaboration Hits constituting less than [* * *] percent ([* * *]%) of the Collaboration Hits within such Gene Group, or has conducted Phase I Testing in Corn on Collaboration Hit Homologs of Collaboration Hits constituting less than [* * *] percent ([* * *]%) of the Collaboration Hits within such Gene Group, and has not reached the testing limit in the Main Monsanto Crops or in Corn, as applicable, for such Gene Group set forth above, then [* * *].

(ii) If Monsanto has conducted Phase I Testing in the Main Monsanto Crops on Collaboration Hit Homologs of Collaboration Hits constituting [* * *] percent ([* * *]%) or more, but less than [* * *] percent ([* * *]%), of the Collaboration Hits within such Gene Group, or has

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

conducted Phase I Testing in Corn on Collaboration Hit Homologs of Collaboration Hits constituting [* * *] percent ([* * *]%) or more, but less than [* * *] percent ([* * *]%) of the Collaboration Hits within such Gene Group, and has not reached the testing limit in the Main Monsanto Crops or in Corn, as applicable, for such Gene Group set forth above, then [* * *].

(iii) At the end of the original Phase I Testing Period for a Gene Group, for purposes of determining on which Collaboration Hits of such Gene Group Monsanto has conducted Phase I Testing in the Main Monsanto Crops or in Corn and has earned at least [* * *].

(h) Failure to Conduct Phase I Testing in any Delivery Group. If as of the end of the Phase I Testing Period for any Delivery Group, Monsanto conducts Phase I Testing on less than the Phase I Testing Minimum in the Main Monsanto Crops or in Corn for such Delivery Group, [* * *]:

(i) If Monsanto has conducted Phase I Testing in the Main Monsanto Crops on Collaboration Hits and/or Preferred Modes of Use constituting less than [* * *] percent ([* * *]%) of the Phase I Testing Minimum in the Main Monsanto Crops or in Corn for such Delivery Group, then [* * *].

(ii) If Monsanto has conducted Phase I Testing in the Main Monsanto Crops on Collaboration Hits and/or Preferred Modes of Use constituting [* * *] percent ([* * *]%) or more, but less than [* * *] percent ([* * *]%), of the Phase I Testing Minimum in the Main Monsanto Crops or in Corn for such Delivery Group, then [* * *].

(i) Application of Credit Genes. [* * *]

(j) Counting of Collaboration Hits for Phase I Testing. [* * *]

5.10.2 Phase Advancement in the Main Monsanto Crops.

(a) Phase Advancement Criteria; Phase Advancement. Monsanto shall advance a Collaboration Hit Homolog of each Collaboration Hit in the Monsanto Pipeline, in the Main Monsanto Crops, in accordance with the phase advancement criteria set forth in Exhibit K, and shall also advance each PlaNet Gene Stack, in the Monsanto Pipeline, in the Main Monsanto Crops in accordance with the phase advancement criteria set forth in Exhibit K. (“Phase Advancement Criteria”), [* * *]. For purposes of this Agreement, a Collaboration Hit shall be deemed advanced to the next Phase in any particular Main Monsanto Crop if [* * *].

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(b) Phase Advancement Failure. If the Phase Advancement Criteria have been met for a Collaboration Hit (or any Collaboration Hit Homolog thereof) in a Main Monsanto Crop, [* * *].

(c) Phase Advancement Failure Fee. In the event a Phase Advancement Failure occurs with respect to a particular Collaboration Hit or PlaNet Gene Stack in a particular Main Monsanto Crop, then, [* * *].

(d) Phase Advancement Failure Fee Dispute Resolution. [* * *].

(e) No Limit in Other Monsanto Crops. [* * *].

5.10.3 Minimum Activity. From and after the Effective Date, Monsanto shall conduct [* * *].

(a) Activity Through Year 10. Minimum R&D Activity through the end of Collaboration Year 10 [* * *].

(b) Activity Through Year 12. Minimum R&D Activity through the end of Collaboration Year 12 [* * *].

(c) Evogene Diligence Failures. For each Collaboration Year during which Evogene suffers a Diligence Failure,
[* * *].

(d) Right to Purchase Activity Points. [* * *]:

[* * *]	[* * *]
[* * *]	$[* * *]
[* * *]	$[* * *]
[* * *]	$[* * *]

(e) [* * *].

5.10.4 Phase II Testing. Except as set forth in Section 5.11.1, by the end of Collaboration Year 11, Monsanto shall in good faith initiate Phase II Testing, [* * *]

(a) [* * *]

(b) [* * *]

(c) [* * *]

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(d) [* * *]

(e) [* * *]

(f) [* * *]

(g) [* * *]

(h) [* * *]

(i) [* * *]

(j) Phase II Advancement. For the avoidance of doubt, (i) if at any time Monsanto advances a Collaboration Hit Homolog to Phase II Testing in a Main Monsanto Crop, then [* * *]

5.10.5 Monsanto Nominated Hits.

(a) Notification.

(i) [* * *].

(ii) [* * *].

(iii) [* * *].

(b) Scope of Disclosure. [* * *].

(c) Consequences. [* * *]

(d) [* * *].

5.10.6 Special Gene Groups. As to any Special Gene Group, Monsanto shall conduct Phase I Testing, Phase II Testing, Minimum R&D Activity and Phase advancement as if such Special Gene Group were a separate Gene Group for all purposes hereunder. Any Monsanto Diligence Failure with respect to a Special Gene Group shall be subject to the consequences for that type of Monsanto Diligence Failure for a Gene Group, as set forth in this Section 5.10 above, and as provided in Section 5.11.3.

5.10.7 Conversion of Licenses; Continuation of Royalties.

(a) If as a result of any Monsanto Diligence Failure, the Research Licenses, Commercial Licenses and Non-Assert Licenses to any Collaboration Hit (and all Collaboration Hit Homologs thereof) and/or Special Collaboration Hit and/or Preferred Mode of Use become subject to the provisions of this Section 5.10.7, then, [* * *]

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[* * *].

[* * *].

[* * *].

(b) [* * *].

(c) [* * *].

(d) If as a result of any Monsanto Diligence Failure, the Research Licenses, Commercial Licenses and PlaNet Genes Licenses to any item of Project G2P Recommendation become subject to the provisions of this Section 5.10.7, then,
[* * *].

(e) [* * *].

5.11	Diligence Failures. In the event of either party’s failure, for any reason, to complete any of its respective Diligence Obligations (in each case, a “Diligence Failure”), the following provisions shall apply; provided, however, that Evogene shall not be deemed to have suffered a Diligence Failure if (i) for any Gene Group or Delivery Group, the number of Collaboration Hits constituting or included in such Gene Group or Delivery Group is up to [* * *] percent ([* * *]%) lower than the number that Evogene was required to provide under Section 5.2.2 or if for any Gene Group or Delivery Group, the number of Collaboration Hits (or Collaboration Hit Homologs thereof if approved by the Research Committee as provided in 5.2.4) as to which Evogene has completed Model Plant Validation is up to [* * *] percent ([* * *]%) lower than the number Evogene was required to complete under Section 5.2.3, and (ii) the percentage of Validated Hits from such Gene Group or Delivery Group, based on the required minimum number of Base Collaboration Hits under Section 5.2.2, exceeds [* * *] percent ([* * *]%). For example, if a Gene Group was supposed to comprise at least 600 Collaboration Hits but actually comprises [* * *] Collaboration Hits, and the number of Validated Hits from such Gene Group exceeds [* * *]
([* * *]), then Evogene will not be deemed to have suffered a Diligence Failure. If either party believes that the other party has suffered a Diligence Failure, such party, after at least [* * *] business ([* * *]) days’ prior written notice to the Steering Committee that it intends to send such a notice, may assert such Diligence Failure by written notice hereunder. If such party fails to deliver such notice within [* * *] ([* * *]) days after the notifying party becomes aware of such Diligence Failure, then such Diligence Failure shall be deemed accepted, and neither party shall have any rights or obligations hereunder as a result of such Diligence Failure.

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5.11.2 Evogene Diligence Failures. Subject to Section 5.11 above:

(a) Notice. If Evogene has failed to fulfill any of its Diligence Obligations under Sections 5.2.2, 5.2.4 (other than Section 5.2.4(b)) or 5.2.5 in any Collaboration Year during the Research Period, then [* * *].

(b) Termination of Data Generation Payments. [* * *].

(c) Minimum R&D Activity. Minimum R&D Activity shall be reduced as provided in Section 5.10.4(c).

(d) Termination of Monsanto Diligence Obligations With respect to Gene Discovery. Notwithstanding the foregoing provisions of this Section 5.11.1, all of Monsanto’s Diligence Obligations with respect to Collaboration Hits pursuant to Section 5.10 shall terminate if:

(i) in any Collaboration Year, Evogene delivers less than [* * *] percent ([* * *]%) of the Collaboration Hits required under Section 5.2.2;

(ii) for any Gene Group or Delivery Group, Evogene delivers more than [* * *] percent ([* * *]%) of the Discovery Validation Data Backpacks therefor more than [* * *] ([* * *]) months late;

(iii) Evogene fails to conduct any Data Generation for any Collaboration Year.

(e) Termination of Monsanto Diligence Obligations with respect to G2P. Notwithstanding the foregoing provisions of this Section 5.11.1, all of Monsanto’s Diligence Obligations with respect to Preferred Modes of Use pursuant to Section 5.10 shall terminate if:

(i) in any Collaboration Year, Evogene delivers less than [* * *] percent ([* * *]%) of the Collaboration Hit G2P Data Backpacks required under Sections 5.4.2 and 5.5.2.

(ii) for any Gene Group or Delivery Group, Evogene delivers more than [* * *] percent ([* * *]%) of the Project G2P Validation Data Backpacks therefor more than [* * *] ([* * *]) months late.

Any Evogene Diligence Failure Notice shall provide a reasonably-detailed explanation of the basis therefor.

5.11.3 Monsanto Diligence Failures. The consequences of Monsanto Diligence Failures are set forth in Section 5.10.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5.11.4 Diligence Failure Not a Breach. Notwithstanding any provision hereof to the contrary, no Diligence Failure by either party shall constitute a breach of this Agreement, and each party’s sole and exclusive remedy for any Diligence Failure by the other party shall be as set forth in this Section 5. [* * *].

5.12	Diligence Limitations.

5.12.1 Infringement, Safety, Monsanto Pledge and Regulatory Issues. [* * *]:

(a) [* * *];

(b) [* * *];

(c) [* * *]; or

(d) [* * *].

5.12.2 Credit Toward Diligence. [* * *].

5.12.3 Notices; Failure to Notify. Within ninety (90) days after Evogene delivers a Collaboration Hit Data Backpack or a Collaboration Hit G2P Data Backpack containing a G2P Gene, Monsanto shall notify the Research Committee whether, to Monsanto’s knowledge based on its review of such Backpack and other relevant material, and in accordance with the same standards and criteria that Monsanto applies to Hits identified by Monsanto, the applicable Collaboration Hit or G2P Gene is subject to any of the issues set forth in Section 5.12.1, and if so, such notice shall include a description of the applicable issue or issues [* * *].

5.12.4 Monsanto’s Assistance. [* * *].

5.12.5 Effect on Diligence Obligations. [* * *]

5.12.6 License Rights. Nothing in this Section 5.12 shall affect Monsanto’s licenses to any Collaboration Hits.

6. PAYMENTS.

6.1 Technology Access and License Fees.

6.1.1 In partial consideration of the licenses granted to Monsanto by Evogene under this Agreement, Monsanto shall pay Evogene Five Million Dollars ($5,000,000) (the “License Fee”), [* * *]. Evogene acknowledges timely receipt of the License Fee.

6.2 Research Payments to Evogene. Subject to the terms and conditions of this Agreement and to Section 6.1 of Exhibit Y, during the Research Period, Monsanto agrees to pay Evogene the following non-refundable annual payments for ongoing research

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

(each, an “Annual Research Payment”), which Annual Research Payments shall each be made in four equal, quarterly installments, in arrears, payable, for each quarter of each Collaboration Year, [* * *]:

6.2.1 Collaboration Year 1 through 3. During each of Collaboration Year 1 through Collaboration Year 3, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]). Evogene acknowledges timely receipt of such Annual Research Payments.

6.2.2 Collaboration Year 4. During Collaboration Year 4, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]). Evogene acknowledges timely receipt of such Annual Research Payment.

6.2.3 Collaboration Year 5. During Collaboration Year 5, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]). Evogene acknowledges timely receipt of such Annual Research Payment.

6.2.4 Collaboration Year 6. During Collaboration Year 6, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.2.5 Collaboration Year 7. During Collaboration Year 7, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.2.6 Collaboration Year 8. During Collaboration Year 8, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.2.7 Collaboration Year 9. During Collaboration Year 9, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.2.8 Exchange Rate Adjustments. [* * *]:

[* * *]	[* * *]
[* * *]

[* * *]:

[* * *]	[* * *]
[* * *]

or [* * *]%.

[* * *].

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

[* * *]:

[* * *]	[* * *]
[* * *]

[* * *]:

[* * *]	[* * *]
[* * *]

or [* * *]%.

[* * *].

6.3	Data Generation Payments . In addition to any Research Payments payable to Evogene by Monsanto pursuant to Section 6.2 but subject to Section 5.11.1(b), during Collaboration Years 3 and 4, Monsanto shall annually pay Evogene a total of [* * *] Dollars ($[* * *]), quarterly in arrears, for Data Generation. Evogene acknowledges timely receipt of such payments. Such Data Generation may be generated prior to Collaboration Years 3 or 4 provided it was generated following the Effective Date.

6.4	Milestone Fees. As further consideration for the grant to Monsanto of the licenses under the Evogene Patent Rights and Evogene Know-How in Section 3.1, and to provide a convenient means for measuring the value of these licenses, Monsanto shall pay Evogene the following non-refundable milestone fees (“Milestone Fees”) upon the occurrence of the following events (the “Milestones”), each of which shall be subject to recoupment pursuant to Section 6.10 if and to the extent that any Collaboration Hit Homolog in the relevant Collaboration Hit Set, Special Collaboration Hit, PlaNet Gene Homolog, PlaNet Gene Stack or RePack Recommendation in respect of which the Milestone Fee is paid shall generate Evogene Product Royalties:

6.4.2	Completion of Phase II.

(a) [* * *]

(b) [* * *]

6.4.3	Submission for Regulatory Approval.

(a) [* * *]

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

(b) [* * *].

(c) [* * *].

(d) [* * *]

6.4.4 Regulatory Approval Milestone Fee.

(a) [* * *]

(b) [* * *].

(c) [* * *].

(d) [* * *]

6.4.5 Collaboration Hits That Are Also Monsanto Nominated Hits. [* * *].

6.4.6 Additional Milestone Payments in respect of Products making use of a PlaNet Gene Stack and/or a RePack Recommendation. [* * *].

6.4.7 Notice of Milestones. Without limiting any of Monsanto’s obligations under this Section 6.4 (including the payment of all Milestone Fees), promptly upon the achievement of any Milestone hereunder, Monsanto shall provide Evogene with written notice thereof.

6.5 Royalty Payments. Subject to the terms and conditions of this Agreement, including the provisions of Sections 6.7 and 6.8, and as further consideration for the licenses under the Evogene Patent Rights and Evogene Know-How granted to Monsanto in Section 3.1, and to provide a convenient means for measuring the value of these licenses, Monsanto agrees to pay to Evogene the following Product Royalties, throughout the applicable term determined in accordance with Section 6.6:

6.5.1 Royalties on Sales of Products by Monsanto and Affiliates. Subject to Section 6.5.3, Monsanto agrees to pay to Evogene Product Royalties on all sales and other transfers of Products by Monsanto or its Affiliates, or their respective agents, in an amount equal to [* * *] percent ([* * *]%) of the [* * *] from such Products.

6.5.2 Royalties on Sublicenses After Regulatory Approval. [* * *]

6.5.3 High Impact Royalties for Transformational Products. [* * *].

(a) Transformational Products. [* * *].

(b) Notices. [* * *].

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(c) Determination of High Impact Royalty Rates for Transformational Products. [* * *]:

(i) [* * *]

(ii) [* * *]:

(1) [* * *]; and

(2) [* * *].

(iii) [* * *]:

(1) [* * *]; and

(2) [* * *]; and

(3) [* * *].

(iv) [* * *]:

(1) [* * *]; and

(2) [* * *]; and

(3) [* * *]; and

(4) [* * *].

(5) [* * *].

6.5.4 Contingent High Impact Royalties for Contingent Transformational Products. [* * *].

(a) Contingent Transformational Products. [* * *].

(b) Notices. [* * *].

(c) Determination of Contingent High Impact Royalty Rates for Contingent Transformational Products. [* * *].

(i) [* * *]:

(1) [* * *] and

(2) [* * *]; and

(3) [* * *].

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(ii) [* * *]:

(1) [* * *]; and

(2) [* * *]; and

(3) [* * *]; and

(4) [* * *].

(d) [* * *].

6.5.5 Royalties on Sublicenses Before Regulatory Approval. [* * *]:

(a) [* * *]; and

(b) [* * *].

6.5.6 Sublicensee Defaults. [* * *].

6.6	Royalty Term.

(a) The period for which Product Royalties are payable under Section 6.5 shall be determined separately for each Collaboration Hit Set, Special Collaboration Hit, PlaNet Gene Stack or RePack Recommendation included in any Product, and for any particular Collaboration Hit Set, Special Collaboration Hit, PlaNet Gene Stack or RePack Recommendation, such period shall be determined separately for each Monsanto Crop. For any Product in a particular Monsanto Crop, Product Royalties shall be payable commencing on the first Commercial Sale of such Product, or in the case of a Sublicense, commencing on the date of such Sublicense, and for [* * *]: (A) [* * *] ([* * *]) years from the first Commercial Sale of the first Product in such Monsanto Crop containing or based upon any Collaboration Hit Homolog of the same Collaboration Hit Set to which the Collaboration Hit Homolog in the Product belongs, or such Special Collaboration Hit, or such PlaNet Gene Stack or RePack Recommendation, as the case may be, [* * *] or (B) the life of the Evogene Patent Rights [* * *].

(b) [* * *].

(c) [* * *].

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6.7	Patent Coverage.

(a) Milestone Fees under Section 6.4 and Product Royalties under Section 6.5 shall only be payable on Products containing a Collaboration Hit Homolog if [* * *].

(b) RePack Recommendations and PlaNet Gene Stacks. [* * *].

(c) PlaNet Gene Homologs. [* * *].

(d) GeneSpec Special Products. [* * *].

(e) [* * *].

6.8	Special Collaboration Hits, Monsanto Nominated Hits, Monsanto Nominated PlaNet Gene Stacks and Monsanto Nominated RePack Recommendations.

6.8.1 Special Collaboration Hits. Notwithstanding Section 6.7, with respect to Products only containing or based on, or Sublicenses relating only to a Special Collaboration Hit, [* * *].

6.8.2 Monsanto Nominated Hits. [* * *].

6.8.3 Monsanto Nominated PlaNet Gene Stacks and Monsanto Nominated RePack Recommendations; PlaNet Gene Stacks and RePack Recommendations as to which the licenses have become Non-exclusive. [* * *].

6.9	Third Party Offsets [* * *] [* * *].

6.10	Recoupment. [* * *]

6.11	Milestone Fees and Royalties on Certain Collaboration Hit Homologs. [* * *].

6.12	Model Plant Validation Costs. [* * *].

6.13	Disclaimer. Notwithstanding the Milestone Fees and Product Royalty obligations hereunder, but without derogating from Sections 5.11.2 and 11.1.2, Monsanto does not guarantee any anticipated success of sales, achievement of Milestones, success of Product development or of other Commercial Exploitation of Products.

6.14	Regulatory Citation Fees. [* * *].

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

7. PAYMENTS; BOOKS AND RECORDS.

7.1 Monsanto Royalty Reports. After the earlier of (i) first Commercial Sale of a Product or (ii) first Regulatory Approval of a Product, and until such time that no Product Royalties are payable to Evogene hereunder, Monsanto shall deliver written reports to Evogene annually, on or before December 31, for the prior Monsanto Fiscal Year (the “Reporting Period”), stating in each such report, with respect to all Product sales during such reporting period, the quantity and description of such Product sold in each Monsanto Crop, broken down by the countries in which such Product was sold, the Net Trait Revenue received by Monsanto and its Affiliates during such period (including the Gross Trait Price and Channel Costs/Marketing Programs included in the calculation of Net Trait Revenue), and the calculation of Product Royalties due thereon, and, with respect to each Transformational Product, (i) the Evogene Net Trait Revenue received by Monsanto and its Affiliates in respect of such Transformational Product during such period (including each of the Net Trait Revenues that are included in the calculation of such Evogene Net Traits Revenues, and the Gross Trait Price and Channel Costs/Marketing Programs of each such Net Trait Revenue); (ii) the Total Net Seed Revenue of such Transformational Product during the applicable reporting period (including the Net Seed Revenue and the Surrogate Per-Unit Net Seed Revenue and Product Channel Costs/Marketing Programs included in the calculation of such Net Seed Revenue), and (iii) the calculation of High Impact Royalties, if any, due thereon. Additionally, in each annual report, Monsanto shall provide reasonable details of any and all Net Trait Revenue paid to Monsanto or a Monsanto Affiliate pursuant to each Sublicense granted by them hereunder, and the calculation of Product Royalties due thereon as set forth in Sections 6.5.2 and 6.5.5, and, with respect to each Sublicense granted by Monsanto and/or its Affiliates with respect to a Transformational Product, (i) the Evogene Net Trait Revenue received by Monsanto and/or its Affiliates in respect of such Transformational Product during such period (including each of the Net Trait Revenues that are included in the calculation of such Evogene Net Traits Revenues, and the Gross Trait Price and Channel Costs/Marketing Programs of each such Net Trait Revenue); (ii) the Total Net Seed Revenue of such Transformational Product during the applicable reporting period (including the Net Seed Revenue and the Surrogate Per-Unit Net Seed Revenue and Product Channel Costs/Marketing Programs included in the calculation of such Net Seed Revenue), and (iii) the calculation of High Impact Royalties, if any, due thereon. The preceding reports will be signed by an authorized Monsanto officer. If no Product Royalties accrue in any reporting period, the report will state that fact.

7.2 Additional Net Trait Revenue Information. In addition, on or before each June 30, for the first half of each Monsanto Fiscal Year, Monsanto shall provide information reasonably available to Monsanto and in the public domain, if any, as to Products sold in each Monsanto Crop, the countries in which such Products were sold, and the Net Trait Revenue received by Monsanto and its Affiliates during such period (including reasonable details regarding the determination of such Net Trait Revenue).

7.3 Payment; Payment Method. Concurrent with the delivery of the annual reports specified in Section 7.1, Monsanto shall tender payment of the applicable Product Royalty

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consideration. All payments due under this Agreement shall be made by bank Electronic Funds Transfer (EFT), and in the case of a payment to Evogene, to a bank account designated by Evogene, or in the case of a payment to Monsanto, to a bank account designated by Monsanto, as the case may be. Payments hereunder shall be made in U.S. dollars. If any currency conversion shall be required in connection with the calculation of payments hereunder, such conversion shall be made using the exchange rate quoted for current transactions reported in Reuters on the second-to-last business day of the month prior to the month in which Monsanto records the sale giving rise to the payment obligation set forth herein. If the due date of any payment is a Friday, Saturday, Sunday or national holiday of either party, such payment may be paid on the following business day.

7.4 Interest on Late Payments. Payments required hereunder shall be considered late if not paid on or before thirty (30) days after the date such payment is due and payable under this Agreement. Interest shall accrue on any late payment owed by either party hereunder, at an annual interest rate equal to the lesser of (i) the Prime Rate plus [* * *] percent ([* * *]%) or (ii) the highest rate permissible by law, with such interest accruing from the date the payment was originally due, and any late payment pursuant to this Section shall be credited first to interest and then to any outstanding fees. Such interest will not prejudice any rights of the recipient party.

7.5 Records; Inspection. Monsanto shall keep, and shall require its Affiliates to keep, complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement. Such books and records shall be kept at Monsanto’s principal place of business, for at least six (6) years following the end of the annual period (or year of payment) to which they pertain. These books and records shall be open for inspection during such six (6) year period by a public accounting firm for whom Monsanto has no reasonable objection, solely for the purpose of verifying payments hereunder. Such inspections may be made no more than once each Collaboration Year, at reasonable times and on reasonable notice. Inspections conducted under this Section 7.5 shall be at Evogene’s expense and may not be conducted on a contingent-fee basis; provided, however, that if a variation or error is determined, any unpaid amounts shall be paid promptly with late payment penalties as set forth in Section 7.4 above, and any overpaid amounts shall be returned promptly, and further provided that if an increase exceeding the lesser of (i) [* * *] percent ([* * *]%) of the amount stated for any period covered by the inspection or (ii) [* * *] Dollars ($[* * *]) is established in the course of any such inspection, then all reasonable Third Party inspector’s costs relating to the inspection incurred by Evogene shall also be paid promptly by Monsanto.

7.6 Tax Matters. All payments and fees required to be paid pursuant to this Agreement are exclusive of all sales tax, use tax, value-added tax, tariffs, duties or other similar tax (which sales tax, use tax, value-added tax, tariffs, duties or other similar tax or governmental charge shall be borne and paid by the party paying such payments and fees) and shall be paid with deduction therefrom solely for income tax, or withholding tax in lieu of income tax, applicable to a payee that is required pursuant to applicable law to be deducted therefrom. If a payee claims an exemption from, or reduction of, income tax, or withholding tax in lieu of income tax, under the law of the jurisdiction in which the withholding party is located, or under

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

any treaty to which such jurisdiction is a party, with respect to payments owed pursuant to this Agreement, such payee shall deliver to the withholding party any such forms or other certifications as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, such withholding tax or income tax. The withholding party agrees to review such forms or certifications and to withhold or deduct at such reduced rate, provided that the requirements for such exemption from, or reduction in the amount of, such withholding tax or income tax, have been satisfied, as determined in the reasonable discretion of the withholding party. The withholding party shall provide the other party with a certificate or other documentation reasonably satisfactory to payee evidencing payment of any such withholding taxes to the applicable governmental or other taxing authority.

8. REGULATORY.

8.1 Regulatory Requirements. Subject to Sections 4.2.1(b)(iii) and 4.4.2(a), the following requirements shall apply to any and all Collaboration Hit Homologs, Special Collaboration Hits or PlaNet Genes Homologs that Evogene or an Affiliate of Evogene have licensed to a Third Party for Commercial Exploitation outside the Monsanto Crops, but only for as long as Monsanto has a Commercial License or a PlaNet Genes License hereunder covering their use by Monsanto in any Monsanto Crop.

8.2 Regulatory and Product Stewardship.

8.2.1 Monsanto First to Initiate Regulatory Data Preparation. When Evogene or any of its Affiliates or licensees reach the phase of regulatory data preparation with respect to a particular Collaboration Hit Homolog, Special Collaboration Hit or PlaNet Gene Homolog, then, provided Monsanto has already initiated regulatory data preparation at that time with respect to any Collaboration Hit Homolog in the Collaboration Hit Set of which the Evogene Collaboration Hit Homolog is a part, or with respect to any Homolog of such Special Collaboration Hit, or with respect to any PlaNet Gene Homolog of such PlaNet Gene Sections 8.3 - 8.5 below will apply with respect to such Collaboration Hit Homolog, Special Collaboration Hit or PlaNet Gene Homolog.

8.2.2 Evogene or Licensee First to Initiate Regulatory Data Preparation. When Monsanto begins regulatory data preparation with respect to a particular Collaboration Hit Homolog, Special Collaboration Hit or PlaNet Gene Homolog, Monsanto will notify Evogene thereof. Evogene will then inform Monsanto whether Evogene or any of its licensees have already initiated regulatory data preparation in respect of any Collaboration Hit Homolog in the Collaboration Hit Set of which Monsanto’s Collaboration Hit Homolog is a part, or in respect of any Homolog of such Special Collaboration Hit, or in respect of any PlaNet Gene Homolog of such PlaNet Gene, and thereafter Section 8.3 below will apply with respect to such Collaboration Hit Homolog, Special Collaboration Hit or PlaNet Gene Homolog.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

8.3 Consultation. The applicable parties (including Monsanto) shall enter into a confidentiality agreement towards each other, and thereafter such parties shall consult with each other to review relevant regulatory and product stewardship issues and to agree upon the appropriate reasonable strategic plans and actions that will serve to preserve the registrability of and ability to commercial exploit both Monsanto’s and Evogene’s and its Affiliates’ and licensees’ respective Collaboration Hit Homologs, Homologs of a Special Collaboration Hit or PlaNet Gene Homologs.

8.4 Monsanto Regulatory Data and Data Compensation. To ensure that, to the extent appropriate, a single uniform data package exists on any Collaboration Hit Set, or on the Homologs of a Special Collaboration Hit, or on the PlaNet Gene Homologs of a PlaNet Gene, as described above, Evogene agrees, and shall bind its Affiliates and any licensees of any such Collaboration Hit Homolog, or any Homolog of such Special Collaboration Hit, or any PlaNet Gene Homolog of such PlaNet Gene, to agree, that in any of the cases described in Section 8.2.1 above, Monsanto will perform any and all Gene and Protein analyses and characterizations, including safety studies for the Protein expressed by such Collaboration Hit Homolog, Homolog of a Special Collaboration Hit, or PlaNet Gene Homolog. Monsanto agrees to allow Evogene and its Affiliates and licensees to refer to and to cite Monsanto’s Gene and Protein analyses and characterization data, and Protein safety data (collectively, and in the generic, “Regulatory Data”) in sufficient time that Evogene or its Affiliates or licensees can prepare their Regulatory Submission, in exchange for payment to Monsanto of the Regulatory Citation Fee. Upon written request from any Person paying the Regulatory Citation Fee, within ninety (90) days from payment, Monsanto shall make available to such Person the reports and results of Monsanto’s applicable Regulatory Data that are reasonably necessary for such Person to make the required regulatory filing or to submit to or authorize the relevant Regulatory Authority to review the cited Regulatory Data. If Monsanto has not submitted the Regulatory Data, or has not completed its preparation, or the Regulatory Data available by Monsanto is not sufficient or adequate (e.g. the Protein expressed by Evogene’s, its Affiliate’s or licensee’s use of such Collaboration Hit Homolog, Homolog of a Special Collaboration Hit or PlaNet Gene Homolog, is not, in the opinion of the relevant Regulatory Authority, adequately covered by Monsanto’s Regulatory Data), Evogene, its Affiliate or licensee, as applicable, will meet and negotiate in good faith with Monsanto to determine jointly how best to proceed prior to Evogene, its Affiliate or licensee producing its own Regulatory Data.

8.5 Monsanto Protocols. Evogene, or its applicable Affiliate or licensee commercializing such Collaboration Hit Homolog, Homolog of a Special Collaboration Hit or PlaNet Gene Homolog, shall follow Monsanto study protocols or the parties shall consult in good faith to agree on the modification of such protocols to meet specific regulatory requirements or special needs of Evogene or its applicable Affiliate or licensee, and shall utilize relevant Monsanto Protein reference standards, subject to protocol modifications agreed to among the parties, while performing any Event-specific Protein studies (e.g. expression or equivalence studies) related to such Collaboration Hit Homolog, Homolog of a Special Collaboration Hit or PlaNet Gene Homolog. If Monsanto’s study protocols and Protein reference standards are used, Monsanto shall provide such protocols and Protein reference

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standards at no cost, and may also provide reagents at Monsanto’s fully-loaded cost, or alternatively shall authorize Evogene, its Affiliate or licensee, to purchase these materials if available from Monsanto-authorized Third Parties.

9. INTELLECTUAL PROPERTY.

9.1 Inventorship and Title.

9.1.1 Determination of Inventorship. Inventorship and rights of ownership and title to Intellectual Property developed under this Agreement or licensed to either party hereunder shall be determined in accordance with United States law.

9.1.2 Solely-Owned IP. Each party or its designee shall own all right, title and interest in any inventions or discoveries, and all Intellectual Property rights relating to such inventions or discoveries, Conceived or Reduced to Practice by that party’s or its Affiliates’ employees, agents or independent contractors (or Conceived or Reduced to Practice jointly with any Third Parties under an obligation to assign such Intellectual Property rights covering such inventions or discoveries to that party or its designee) under or in the course of the Funded Project and/or exercising its license rights hereunder (“Solely-Owned IP”), subject to the licenses granted by that party to the other party hereunder.

9.1.3 ATHLETE Developments. Without derogating from the generality of the foregoing, any inventions, additions, improvements, modifications and the like that may be Conceived or Reduced to Practice by Evogene’s employees, agents or independent contractors in the course of the Funded Project with respect to ATHLETE and the G2P Platform shall be owned solely by Evogene.

9.1.4 Discovery, Enhancement and Optimization Tools Improvements. Except for any Monsanto Testing Data or Monsanto reports provided under this Agreement, neither Monsanto nor any of its Affiliates, nor anyone on their behalf, shall provide Evogene with any inventions, discoveries, ideas, know-how, works of authorship or confidential information regarding: (i) computational or bioinformatic gene discovery tools, (ii) computational or bioinformatic product development enhancement or optimization tools, (iii) any combination of one or more Collaboration Hit Homologs and/or Special Collaboration Hits with one or more Genes, or any Preferred Mode of Use not otherwise described in this clause (iii), or (iv) the mode of regulation of any Collaboration Hit Homologs or Special Collaboration Hits (collectively, “Discovery, Enhancement and Optimization Tools Improvements”), without Evogene’s prior written consent, and without the parties first agreeing in writing as to their respective rights in and to the proposed Discovery, Enhancement and Optimization Tools Improvements. Evogene shall own all right, title and interest in and to any Discovery, Enhancement and Optimization Tools Improvements, and all Intellectual Property rights relating thereto, disclosed to Evogene by or on behalf of Monsanto or any Monsanto Affiliate not in accordance with the foregoing procedure.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

9.1.5 Data Transfer. The parties agree that the transfer to and use by Evogene of the Monsanto Testing Data, and the transfer to and use by Monsanto of the Monsanto Funded Evogene Data, is not considered joint Conception and/or Reduction to Practice of any invention by the parties. Within sixty (60) days after receipt of each Collaboration Hit G2P Data Backpack containing a Preferred Mode of Use, Monsanto shall inform Evogene in writing of any Joint IP, if any, that Monsanto believes, at the relevant time, may reside in such Preferred Mode of Use. If Monsanto believes that any Preferred Mode of Use comprises Joint IP, then the parties shall discuss in good faith ways to limit the nature of the Monsanto Testing Data provided and/or the type of G2P Components being used by Evogene in G2P Optimization Rounds.

9.1.6 Jointly-Owned Patent Rights. The parties shall own jointly (without any duty to account except as expressly provided herein) any patents or patent applications covering inventions or discoveries that are jointly Conceived or Reduced to Practice by Monsanto or any of its Affiliates and by Evogene or any of its Affiliates, under or in the course of the Funded Project and/or exercising each party’s license rights hereunder (“Jointly-Owned Patent Rights”), subject to the following:

(a) Jointly-Owned Patent Rights that arise from Discovery Rounds and that relate to Evogene Hits identified therefrom (“Discovery Round Jointly-Owned Patent Rights”) shall be governed by the provisions of Section 9.2.1 with respect to the preparation, filing, prosecution, maintenance, defense and enforcement of any patents issuing therefrom and the allocation of costs related thereto. With respect to any Jointly-Owned Patent Rights that is not Discovery-Round Jointly-Owned Patent Rights, Monsanto and Evogene shall discuss and determine in good faith which party shall Control the preparation, filing, prosecution, maintenance, defense and enforcement of any patents issuing therefrom, and the allocation of costs related thereto.

(b) Evogene’s interest in patents and patent applications constituting Discovery Round Jointly-Owned Patent Rights will be deemed included within the Evogene Patent Rights for all purposes hereunder.

9.2 Patent Rights.

9.2.1 Evogene Patent Rights.

(a) Prosecution and Maintenance: General. Evogene shall Control and be solely responsible for all costs related to the preparation, filing, prosecution and maintenance of the Evogene Patent Rights. Subject to the cap for each Collaboration Year set forth on Exhibit M, Monsanto shall annually reimburse Evogene for all such costs incurred by Evogene (but not any licensee of Evogene), including (i) the fees and costs of filing patent applications, and any continuations, divisionals, or continuations-in-part, (ii) requests for continued

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

examination and any fees associated therewith; (iii) the costs of responding to an allowance of any application and all fees associated therewith, and (iv) the costs of any maintenance or annuity fees. Evogene shall submit receipts or other reasonable documentation supporting its requests for such reimbursement. Any unused portions of such annual caps may be carried forward by Evogene to the following years. The annual caps set forth on Exhibit M do not include reimbursement for costs and fees associated with Office Actions; provided, however, that the following discretionary costs or fees paid to patent offices shall not be included in such reimbursable out-of-pocket expenses unless such cost or fee has been approved by the patent committee: (a) a fee for extension of time; (b) costs or fees for obtaining additional examination or appealing a final decision; (c) costs or fees for adding new claims, or (d) any other similar discretionary costs or fees in jurisdictions outside the United States. Such costs and fees associated with Office Actions incurred by Evogene (but not any licensee of Evogene) shall be reimbursed separately by Monsanto against receipts. Patents that Evogene determines in its discretion to file in respect of Evogene-owned or Controlled inventions or discoveries required to be licensed hereunder shall be filed in the countries listed on Exhibit N, except that Evogene shall have the right, at its sole discretion, to stop filing any new Patents in [* * *] due to expenses considerations under the cap, and in the event that Monsanto notifies Evogene that Monsanto wishes Evogene to continue filing in such countries, then Monsanto shall reimburse Evogene for the costs of the filing, prosecution and maintenance of any such Patents, outside the annual cap. As of the 2011 Signing Date, the list of countries on the previous Exhibit N has been amended so that now such list excludes: [* * *] collectively, the “Excluded Countries”). Evogene Patent Rights existing as of the Effective Date shall be prosecuted in the countries and regions in which such applications currently have been submitted. In addition, Evogene shall have the right to continue prosecuting and maintaining at Monsanto’s cost, any Evogene Patent Rights that have already been filed by Evogene in the Excluded Countries as of the 2011 Signing Date (“Existing Evogene Patent Rights in the Excluded Countries”), subject to the cap for each Collaboration Year set forth on Exhibit M. Upon Evogene’s request with respect to any specific Collaboration Hit, and within a reasonable time, Monsanto will provide Evogene with information reasonably requested by Evogene for the prosecution of the Evogene Patent Rights (e.g. field trial results). Upon Evogene’s request with respect to any specific Project G2P Recommendation, and within a reasonable time, Monsanto will provide Evogene with information reasonably required by Evogene to support the filing and/or the prosecution of the Evogene Patent Rights covering such Project G2P Recommendation (e.g. field trial results), to the extent the provision of such information will not preclude Monsanto from filing a patent on a separate invention relating to such information. For clarification, if Monsanto can provide information in a manner which does not disclose the invention for which Monsanto wishes to file a patent application, then Monsanto will provide such information. Evogene (or any

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

licensee of Evogene) shall prosecute Evogene Patent Rights to completion, provided however that the forgoing shall not apply with respect to any Existing Evogene Patent Rights in the Excluded Countries, and Evogene can cease prosecuting and/or maintaining any such Existing Evogene Patent Rights in the Excluded Countries. Prosecute to completion shall mean prosecution of a patent to either issuance or a final rejection in the applicable patent offices in the Territory. In the event that Evogene (or any licensee of Evogene, as the case may be) should decide to cease prosecution and/or maintenance of any Evogene Patent Rights in a country listed on Exhibit C, Evogene shall notify Monsanto in writing and offer Monsanto the opportunity to continue prosecution and/or maintenance of such patent in such country. Without limiting the generality of the preceding, Evogene shall notify Monsanto no less than sixty (60) days in advance of taking any action with respect to the Evogene Patent Rights, or of any date in respect of which the decision by Evogene not to take action, would prejudice Monsanto’s rights under the Research License, Commercial License, PlaNet Genes License or Non-Assert License, including resulting in the invalidation of any patent or abandonment of any patent application included within the Evogene Patent Rights. If Monsanto should decide to continue prosecution and/or maintenance with respect to such patent in such country, Evogene shall continue to Control the prosecution and maintenance of such patent in such country and Monsanto shall bear all costs associated therewith, and, solely with respect to up to three divisional Patents in any country listed in Exhibit N and in the Excluded Countries, Monsanto shall be entitled to deduct the costs of such continued prosecution and/or maintenance, excluding costs associated with responding to Office Actions, from the applicable annual cap set forth on Exhibit M.

(b) Defense or Enforcement. If either party becomes aware of any infringement in a Monsanto Crop of the Evogene Patent Rights or assertion thereof in respect of a Collaboration Hit Homolog, Special Collaboration Hit, PlaNet Gene Stack or RePack Recommendation as to which the Exclusive Research License, Commercial License, PlaNet Genes License and/or Non-Assert License shall then be in effect, or of any assertion that a Product infringes or violates the Intellectual Property rights of a Third Party (collectively, an “Evogene Defense or Enforcement Matter”), it shall promptly and in any case before taking any action thereon notify the other party, and the parties shall confer regarding the appropriate action to be taken in respect thereof. Monsanto shall have the sole right to Control, and to be responsible for, all decisions and costs related to any Evogene Defense or Enforcement Matter (only for so long as Monsanto’s Research License, Commercial License, PlaNet Genes License and/or Non-Assert License to the applicable Collaboration Hit Homologs or Special Collaboration Hit remains in force), and shall also own any damages (including in-kind consideration) obtained therefrom, subject to payment of Product Royalties to Evogene pursuant to Section 6.5.1, on an appropriate share of the product sales underlying the damages actually paid. Monsanto’s aforementioned

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right to Control shall include the right to enter into any settlement involving the Evogene Patent Rights without Evogene’s consent, but only to the extent that the terms and conditions of such settlement have effect solely with regard to the use of such Collaboration Hit Homologs,, Special Collaboration Hits, PlaNet Gene Stack and RePack Recommendation in the Monsanto Crops as to which Monsanto has a Commercial License to Commercially Exploit such Collaboration Hit Homologs and Special Collaboration Hits, and do not materially and adversely affect the scope, validity, enforceability or Evogene’s interest in the Evogene Patent Rights. Evogene shall not unreasonably withhold its consent to any such settlement for which such consent is required. Evogene agrees to assist and cooperate with Monsanto, at Monsanto’s sole cost and expense, as may be reasonably required in order to facilitate Monsanto’s enforcement and defense of the Evogene Defense or Enforcement Matter. Evogene acknowledges that it may be a necessary party to any Evogene Defense or Enforcement Matter action brought by or against Monsanto, and that the assistance and cooperation agreed to under this provision may require its reasonable participation in such proceedings, at Monsanto’s sole cost and expense. Monsanto will keep Evogene reasonably informed of any actions or suits pursuant to this Section 9.2.1, and will take into account the interests of Evogene and Evogene’s licensees. Monsanto shall consult with Evogene regarding any Evogene Defense or Enforcement Matter and without limiting Monsanto’s right to Control such matter, shall consider Evogene’s interests in determining how to handle such matter.

(c) Evogene Rights. Evogene, at its own cost, shall have the right to participate in all decisions and actions concerning the validity of any Evogene Patent Rights, including the right to join as a party any such action for infringement brought by or against Monsanto where a defense or claim of patent invalidity or unenforceability has been or will be raised. Evogene shall have the right to retain its own counsel for the purpose of defending the validity or enforceability of any Evogene Patent Rights. Further, Evogene retains the right to prosecute and defend any action relating to the Evogene Patent Rights that does not constitute an Evogene Defense or Enforcement Matter; provided that Evogene will keep Monsanto reasonably informed of any such actions, and will consult from time to time with Monsanto regarding any such action.

9.2.2 Monsanto Improvement Patent Rights. Monsanto shall Control and be solely responsible for all costs related to the preparation, filing, prosecution, maintenance, enforcement and defense of the Monsanto Improvement Patent Rights.

10. CONFIDENTIALITY.

10.1 Confidential Information. Except as expressly provided in this Agreement, the parties agree that, for [* * *] ([* * *]) years after each disclosure of Confidential Information hereunder, the receiving party shall keep completely confidential and shall

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

not disclose, and shall not use such Confidential Information for any purpose except for the purposes contemplated by this Agreement. Without limiting any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees and any other recipient(s) from it of Confidential Information of the confidentiality and non-use obligations set forth in this Section 10.

10.2	Permitted Disclosures. Except as otherwise limited by this Agreement, each party hereto may disclose the other party’s Confidential Information only:

(a) to its Affiliates or to its or their respective advisors strictly on a need-to-know basis, if such Affiliates and other permitted recipients agree in writing to be bound by confidentiality and non-use obligations no less restrictive than the terms of this Section 10 or have a fiduciary duty of confidentiality, and provided the receiving party will be responsible for compliance of each such recipient with the confidentiality and non-use obligations set forth in this Section 10 and this Agreement,

(b) to the receiving party’s existing or proposed financial investors and, in the event that Evogene is the receiving party, also to potential acquirers who propose to acquire Control, directly or indirectly, of Evogene and that have entered into a letter of intent, and a confidentiality and non-use agreement no less restrictive than the terms hereof, with Evogene in respect of such proposed acquisition, and the agents and advisors of all the foregoing, provided however, in respect of any such potential investor in or acquirer of Evogene that is a Monsanto Competitor, the permitted disclosure to such potential investor or acquirer is limited to a copy of this Agreement (with Section 5, Section 6, all Exhibits, and any other provisions reasonably requested by Monsanto redacted, it being understood that Evogene shall not be required to disclose the name of such Monsanto Competitor to Monsanto when Evogene asks Monsanto to identify any such other provisions to be redacted), for such potential investor or acquirer to inspect, but not retain, in the course of conducting due diligence (it being understood that such potential investor or acquirer may retain notes and summaries that it prepares in the course of such due diligence), and/or, at the election of such potential investor or acquirer that is a Monsanto Competitor, an unredacted copy of this Agreement may be disclosed only to an independent Third Party (e.g. outside consultant or other representative) who is neither an Affiliate of the Monsanto Competitor nor a representative of such potential investor or acquirer in the proposed acquisition of Control, together with any additional Confidential Information that may be reasonably required by such Third Party in order to validate the financial estimates proposed by Evogene in respect of this Agreement. The Third Party shall be delegated the authority solely to validate the financial estimates proposed by Evogene in respect of this Agreement. The Third Party shall not be permitted to disclose to the Monsanto Competitor sufficient data to enable the Monsanto Competitor to determine the actual Product Royalty rates, Milestone Fees, or other fees and expenses payable under this Agreement;

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(c) to the receiving party’s sublicensees permitted hereunder, subject to confidentiality terms no less restrictive than this Section 10 and will limit any disclosure to the minimum information that the receiving party reasonably determines is required to be disclosed and provided further, if this Agreement is to be disclosed to Sublicensees, then only an agreed-upon redacted version of the Agreement shall be disclosed;

(d) in the case of a disclosure of Section 8 hereof, to other licensees and prospective licensees of Evogene Hits, for purposes of negotiating and administering the regulatory provisions of such licensees’ licenses with Evogene subject to confidentiality terms no less restrictive than this Section 10; and

(e) to the extent such disclosure is reasonably necessary in connection with filing or prosecuting patent applications, filing or publishing a prospectus or any other document or report required in connection with any public offering of such party’s securities on any stock exchange, prosecuting or defending litigation, complying with applicable law, governmental regulations or stock exchange rules, or submitting information to tax authorities or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party’s Confidential Information, other than pursuant to a confidentiality agreement, it shall give reasonable advance notice (e.g. which will be sufficient to enable the original disclosing party to apply for patent protection for inventions to be disclosed), to the extent possible, to the latter party of such disclosure and, shall cooperate with the original disclosing party, at the original disclosing party’s cost and expense, in any effort by the original disclosing party to secure a protective order blocking the disclosure of, or otherwise affording confidential treatment to, such Confidential Information, and will limit any disclosure to the minimum information that the receiving party reasonably determines is required to be disclosed.

10.3 Data Sharing and Restrictions; Ownership.

10.3.1 Monsanto Data. Monsanto shall own all right, title and interest in and to the Monsanto Data. Other than with respect to Monsanto Testing Data, which will be provided by Monsanto to Evogene in accordance with Section 5.6, Monsanto shall determine, in its sole discretion, the level and type of Monsanto Data that it provides to Evogene under the Funded Project, provided, however, that Evogene’s written approval shall be required prior to any provision of Monsanto Data to Evogene. Any Monsanto Data provided to Evogene under this Agreement shall be deemed Confidential Information, and Evogene shall keep all Monsanto Data confidential in accordance with this Section 10. Other than with respect to Monsanto Testing Data, during the

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Exclusivity Period, Evogene may use Monsanto Data to conduct Discovery Rounds outside the Funded Project, including in Discovery Rounds conducted in collaboration with or for the benefit of a Third Party but may not, for the avoidance of doubt, provide any Monsanto Data to Third Parties. Monsanto Testing Data may be used by Evogene solely for the benefit of the Funded Project and may not be used by Evogene outside the Funded Project nor provided to Third Parties. Upon the expiration of the Exclusivity Period or, earlier, in the event that Monsanto Terminates the Funded Project or the G2P Optimization Part of the Funded Project pursuant to a Change of Control to a Monsanto Competitor as set forth in Section 17.5.2 or terminates the Agreement for any other reason provided under this Agreement, Evogene must return to Monsanto any Monsanto Data in written or electronic form; provided, however, Evogene may use any Monsanto Data retained in the unaided memories of any Evogene employees and available for recall without the assistance of any printed or stored materials, without breaching the terms of this Section 10.3.1. Evogene shall not be permitted to use any Monsanto Data in any Evogene Patent Rights, or any other patent applications without Monsanto’s consent, which consent shall not be unreasonably withheld.

10.3.2 Evogene-Funded Evogene Data. Evogene shall own all right, title and interest in and to the Evogene-Funded Evogene Data. Evogene may use Evogene-Funded Evogene Data for the benefit of the Funded Project in accordance with the terms set forth herein but shall be under no obligation to provide Monsanto access to any such Evogene-Funded Evogene Data. Any Evogene-Funded Evogene Data provided to Monsanto under this Agreement shall be deemed Confidential Information of Evogene, and Monsanto shall keep all Evogene-Funded Evogene Data confidential in accordance with this Section 10. Nothing in this Agreement shall be construed to prevent Evogene from using any Evogene-Funded Evogene Data outside of the Funded Project, subject to Evogene’s exclusivity obligations under Section 4. With the exception of any Evogene-Funded Evogene Data necessary to be provided in conjunction with a Collaboration Hit Data Backpack, Discovery Validation Data Backpack, Collaboration Hit G2P Data Backpack or Project G2P Validation Data Backpack or as otherwise expressly required by the Research Plan or this Agreement, Evogene shall determine, in its sole discretion, the level and type of Evogene-Funded Evogene Data to be provided, if at all, to Monsanto under the Funded Project.

10.3.3 Monsanto-Funded Evogene Data. Evogene shall own all right, title and interest in and to the Monsanto-Funded Evogene Data. Evogene agrees to use Monsanto-Funded Evogene Data for the benefit of the Funded Project in accordance with the terms set forth herein. Nothing in this Agreement shall be construed to prevent Evogene from using any Monsanto-Funded Evogene Data outside of the Funded Project, subject to Evogene’s exclusivity obligations under Section 4. Evogene hereby grants, and Monsanto hereby accepts, a perpetual, irrevocable, non-exclusive, royalty-free, sublicensable (but specifically excluding the right to grant any Bare Sublicense thereof) transferable license to use the Monsanto-Funded Evogene Data for any internal research and development purpose of Monsanto and its Affiliates whatsoever. At Monsanto’s

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

request, Evogene shall provide Monsanto with any Monsanto-Funded Evogene Data [* * *] ([* * *]) [* * *] after the completion of the first Project Discovery Round in which it is used, except as such timing may otherwise be unanimously agreed by the Steering Committee or as may be otherwise specified under any other provision of this Agreement or in any Exhibit hereof; provided, however, that with respect to the Monsanto-Funded Evogene Data that was developed by Evogene before the Effective Date, as described in Exhibit F, Evogene shall provide such Monsanto-Funded Evogene Data to Monsanto within thirty (30) days of Monsanto’s request therefor. During the process of preparation and approval of the Annual Research Plan, Evogene may designate all or part of the planned Monsanto-Funded Evogene Data to be Evogene-Funded Evogene Data. In such an event, funds designated for creation of such Data will be deducted from the Annual Research Payments and/or Data Generation payments made by Monsanto to Evogene in respect of the applicable Collaboration Year. For avoidance of doubt, Evogene will remain obligated to generate such Evogene Data and to use it in the Project Discovery Rounds. Any Monsanto-Funded Evogene Data provided to Monsanto under this Agreement shall be deemed Confidential Information of Evogene, and Monsanto shall keep all Monsanto-Funded Evogene Data confidential in accordance with this Section 10, but only for so long as such Monsanto-Funded Evogene Data remains Confidential Information of Evogene (provided that such Monsanto-Funded Evogene Data does not cease to be Confidential Information of Evogene through the improper disclosure thereof by Monsanto).

10.4 Press Releases.

10.4.1 Promptly after the 2013 Signing Date, the parties shall release a joint press release, substantially in the form of Exhibit P, to announce the execution of this Agreement. Thereafter, Evogene and Monsanto may each disclose to Third Parties solely the information contained in such press release and in any other joint press releases released by the parties in accordance with the terms hereof, and in the public filings and disclosure documents agreed between the parties on the Effective Date, without the need for further approval by the other.

10.4.2 On an annual basis the parties will develop and share a communication plan regarding the Collaboration that includes a framework for the timing and content of press releases, analyst presentations and each Party’s annual report, to the extent they relate to the Collaboration.

10.4.3 During the Collaboration, the parties shall work cooperatively in the drafting of, and shall release, the following press releases:

(a) Upon progression of each Collaboration Hit Homolog or Special Collaboration Hit to a subsequent Phase in the Monsanto Pipeline, either party may make a press release to announce such phase advancement. Monsanto shall have the right to approve the timing and content of any such press release by Evogene which approval will not be unreasonably withheld or delayed.

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(b) Periodically, the parties shall discuss in good faith and mutually agree on the timing and content of a joint press release to provide a general update on the progress of the Collaboration.

10.4.4 Neither party shall issue any other press release or other public statement concerning the Collaboration, or use the name of the other party in any other press release or marketing material, without the prior written consent of the other party, such consent not to be unreasonably withheld. Once a press release or other public statement is permitted hereby, nothing in this Section 10.4 shall restrict either party from the subsequent issuance thereof.

11. REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS.

11.1 Representations and Warranties.

11.1.1 By Evogene. Evogene represents, warrants and covenants to Monsanto that (a) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; provided that nothing in the foregoing shall be construed as any representation or warranty as to non-infringement of Third Party Intellectual Property rights; (b) upon execution by Evogene, and countersignature by Monsanto, this Agreement becomes a valid and binding agreement, and is enforceable against Evogene in accordance with its terms; (c) the execution of this Agreement and the performance by Evogene hereunder (including granting the Research License, Commercial License and Non-Assert License) shall not violate, breach, be inconsistent with, or cause a default under any agreement between Evogene and a Third Party; (d) as of the Effective Date and the 2013 Signing Date and to the knowledge of Evogene, there are no existing or threatened actions, government investigations, notices, interferences, suits or claims pending against any Evogene Patent Rights, or against Evogene with respect to the licenses granted hereunder and the inventions embodied in such Evogene Patent Rights, or Evogene’s right to enter into and perform its obligations under this Agreement; (e) Evogene has not previously granted, and shall not grant any rights in or to the Evogene Patent Rights or Evogene Know-How which are in conflict with the rights granted to Monsanto hereunder; (f) it is responsible for the actions of its Affiliates in connection herewith and for their adherence to the terms and conditions of this Agreement, and further that each Affiliate making use of the license grants hereunder shall be bound by all the terms and conditions of this Agreement relating to such use; (g) as of the 2013 Signing Date, Exhibit C is accurate and complete to Evogene’s knowledge; (h) it shall use commercially reasonable efforts, through the Funded Project, to identify and prioritize Hits with likelihood and potential for the development of Products displaying improved performance in the Monsanto Field, based on Evogene’s prediction as to the relevance of such Hits to the applicable Discovery Program, freedom-to-operate, conflicting agreements entered into by Evogene prior to the Effective Date,

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patentability and other considerations, including those considerations set forth in Section 5.12.1; and (i) as of the 2013 Signing Date, to the knowledge of Evogene, neither Evogene nor Monsanto has breached any of its obligations hereunder arising on or before such date, or suffered a Diligence Failure hereunder. For clarification, nothing in the representation set forth in subsection (h) is intended to be deemed a warranty by Evogene as to the non-existence of such concerns with respect to the Collaboration Hits or Special Collaboration Hits delivered by Evogene hereunder, and Evogene expressly disclaims any such warranty.

11.1.2 By Monsanto. Monsanto represents, warrants and covenants to Evogene that: (a) it has the full right and authority to enter into this Agreement; (b) upon execution by Monsanto, and countersignature by Evogene, this Agreement becomes a valid and binding agreement and is enforceable against Monsanto in accordance with its terms; (c) the execution of this Agreement and the performance by Monsanto hereunder shall not violate, breach, be inconsistent with, or cause a default under any agreement between Monsanto and a Third Party; (d) as of the Effective Date and the 2013 Signing Date and to the knowledge of Monsanto, there are no existing or threatened actions, government investigations, notices, suits or claims pending against it with respect to its right to enter into and perform its obligations under this Agreement; (e) it is responsible for the actions of its Affiliates in connection herewith and for their adherence to the terms and conditions of this Agreement, and further that each Affiliate making use of the license grants hereunder shall be bound by all the terms and conditions of this Agreement relating to such use; (f) it shall use commercially reasonable efforts to satisfy all of its Diligence Obligations hereunder; (f) Regulatory Data when delivered pursuant to Section 8 shall be complete and accurate for its original purpose and use by Monsanto; and (g) as of the 2013 Signing Date, to the knowledge of Monsanto, neither Evogene nor Monsanto has breached any of its obligations hereunder arising on or before such date, or suffered a Diligence Failure hereunder.

11.2 Third-Party Beneficiaries. The parties agree that each licensee of Evogene or of Evogene’s Affiliates purchasing Regulatory Data from Monsanto shall be an express third-party beneficiary of this Agreement with respect to Monsanto’s representation and warranty in Section 11.1.2, if and to the extent that both (a) such licensee is bound to the provisions of Article 8, or substantially identical provisions, pursuant to its license with Evogene or Evogene’s Affiliate (hereinafter, the regulatory provisions of any such license being referred to as the “Licensee Regulatory Provisions”), and (b) Monsanto is an express third-party beneficiary of such Licensee Regulatory Provisions.

11.3 Disclaimer of Warranties. Except as expressly provided in Section 11.1, Evogene and Monsanto each expressly disclaim any and all warranties, including without limitation any implied warranties of merchantability, patentability, noninfringement, fitness for a particular purpose, or any warranty that any patent licensed hereunder shall be valid or enforceable. Each party acknowledges that it is not relying on any warranties other than those set forth in Section 11.1 above.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

11.4 Anti-Corruption Laws. Both parties agree to comply with the requirements of any applicable laws and regulations implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business or other applicable conventions, and any other applicable anti-corruption laws and regulations.

11.5 Export Control. Evogene acknowledges and agrees that any products, materials, software and/or technology provided by Monsanto under this Agreement are subject to the export control laws and regulations of the United States, potentially including but not limited to the Export Administration Regulations (“EAR”), and sanctions regimes of the U.S. Department of Treasury, Office of Foreign Asset Controls (“OFAC”). Evogene agrees that all exports related to this agreement will be in compliance with these laws and regulations. Evogene shall not, without prior U.S. government authorization, export, or transfer Monsanto products, materials, software and/or technology, either directly or indirectly, to any country subject to a comprehensive U.S. trade embargo (currently Cuba, Iran, North Korea, Sudan, and Syria) or to any person or entity listed on the “Entity List” or “Denied Persons List” maintained by the U.S. Department of Commerce or the list of “Specifically Designated Nationals and Blocked Persons” maintained by the U.S. Department of Treasury. Moreover, Evogene shall not, without proper U.S. government authorization, export, or transfer Monsanto technology to any resident or national of any country subject to a comprehensive U.S. trade embargo. In addition, Monsanto products, materials, software and/or technology may not be exported, re-exported, or transferred to an end-user engaged in activities related to weapons of mass destruction. Evogene further agrees that this assurance shall remain in effect even after termination of this Agreement.

12. INDEMNIFICATION.

12.1 Indemnification of Evogene. Monsanto shall indemnify, defend and hold Evogene and its Affiliates and their respective directors, officers, employees, agents, consultants and counsel, and the successors and assigns of the foregoing (the “Evogene Indemnitees”) harmless from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and arbitration) resulting from a claim, suit or proceeding brought by a Third Party against an Evogene Indemnitee, arising from or occurring as a result of (a) Monsanto’s breach of its representations, warranties or covenants set forth in Section 11.1.2; (b) any personal injury, death or property damage suffered by such Third Party as a result of any Product sold by or on behalf of Monsanto, its Affiliates or its Sublicensees; and (c) a breach or a claimed breach of any Third Party’s Intellectual Property rights by any Products made, used, sold, imported or otherwise Commercially Exploited by or on behalf of Monsanto or any of its Affiliates and Sublicensees, except (i) in each case under clauses (a), (b) or (c) to the extent caused by the willful misconduct of any of the Evogene Indemnitees.

12.2 Indemnification of Monsanto. Evogene shall indemnify, defend and hold Monsanto and its Affiliates and their respective directors, officers, employees, agents, consultants and counsel, and the successors and assigns of the foregoing (the “Monsanto Indemnitees”) harmless from and against any and all liabilities, damages, losses, costs or

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and arbitration) resulting from a claim, suit or proceeding brought by a Third Party against a Monsanto Indemnitee, arising from or occurring as a result of (a) Evogene’s breach of its representations, warranties or covenants set forth in Section 11.1.1; (b) Evogene’s failure, pursuant to Section 4.4.2, to disclose any provision of any Existing Encumbering Agreement that would be breached or violated by, or that would otherwise be inconsistent with, the terms and conditions of this Agreement; (c) any personal injury, death or property damage suffered by such Third Party as a result of any product sold by or on behalf of Evogene or its Affiliates under the license from Monsanto in Section 3.2, or (d) a breach or a claimed breach of any Third Party’s Intellectual Property rights by any products sold by or on behalf of Evogene or its Affiliates under the licenses from Monsanto in Section 3.2 which are made, used, sold, imported or otherwise commercially exploited by or on behalf of Evogene or any of its Affiliates and Sublicensees, except in each case under clauses (a), (b), (c) or (d) of this Section, to the extent caused by the willful misconduct of any of the Monsanto Indemnitees.

12.3 Procedure. A party that intends to claim indemnification under this Section 12 (the “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume sole control of the defense thereof with counsel mutually satisfactory to the parties, including, the right to settle the action on behalf of the Indemnitee on any terms the Indemnitor deems desirable in the exercise of its sole discretion, except that the Indemnitor shall not, without the Indemnitee’s prior written consent, settle any such claim if such settlement contains a stipulation to or admission or acknowledgment of any liability or wrongdoing on the part of the Indemnitee or imposes any obligation on the Indemnitee other than a monetary obligation, and only to the extent the Indemnitor assumes in full such obligation. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action shall not impair Indemnitor’s duty to defend such action but shall relieve Indemnitor of any liability to the Indemnitee to the extent the Indemnitor is prejudiced materially by the delay. At the Indemnitor’s request and cost, the Indemnitee shall cooperate reasonably with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto. Subject to the Indemnitee’s fulfillment of its obligations under this Section 12, the Indemnitor shall pay any damages, costs or other amounts awarded against the Indemnitee, or payable by the Indemnitee pursuant to a settlement agreement entered into by the Indemnitor, in connection with such claim.

12.4 Disputes Regarding Indemnification. Any dispute regarding whether the indemnification obligations in this Section 12 apply to a particular Third Party claim, suit or proceeding shall be resolved pursuant to Section 15. The limitations period applicable to the bringing of such claim seeking enforcement of the indemnification obligation shall be tolled until a final, nonappealable judgment or order (or settlement combined with a dismissal with prejudice and release of all claims that are the subject of such indemnification obligation dispute) is entered in respect of the underlying Third Party claim, suit or proceeding. Nothing in the foregoing shall be deemed to postpone a party’s obligation to indemnify pursuant to this Section 12.

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13. EXCLUSION OF DAMAGES; LIMITATION OF LIABILITY.

13.1 Exclusion of Damages. Under no circumstance shall either party be liable under this Agreement to the other party for any incidental, consequential, indirect, special or exemplary damages, including damages from loss of profits or opportunities, even if advised of the possibility of such damages, it being understood that the parties’ confidentiality and indemnification obligations hereunder (Sections 10 and 12) shall not be limited in any way by the aforementioned exclusion of damages.

13.2 Limitation of Liability. Except with respect to indemnification obligations hereunder (Section 12), and except for liability arising from the nonpayment or underpayment of Product Royalties or other fees accruing hereunder, under no circumstance shall either party’s liability to the other party arising out of a breach of this Agreement exceed in the aggregate the greater of (i) the amounts payable by Monsanto to Evogene during the [* * *] ([* * *]) [* * *] period before such liability first accrues, or (ii) $[* * *].

13.3 Allocation of Risk. Each of Evogene and Monsanto acknowledges and agrees that each party has entered into this Agreement in reliance on the warranties, limitations and disclaimers set forth in this Agreement, and that such warranties, limitations and disclaimers reflect an allocation of risk between the parties (including the risk that a contract remedy may fail of its essential purpose and cause consequential damages or other loss) and form an essential basis of the bargain between Evogene and Monsanto.

14. TERM AND TERMINATION.

14.1 Term. The term of this Agreement shall commence on the Effective Date and, subject to the remaining provisions of this Section 14, shall continue until the later of (i) the last to expire of the Evogene Patent Rights or Monsanto Improvement Patent Rights, or (ii) the end of the last-to-expire period during which Monsanto is obligated to pay Product Royalties pursuant to Section 6.6. The term of this Agreement shall survive the non-renewal, termination or limitation of any particular license granted hereunder. Certain rights and obligations of the parties may be terminated as provided in this Section 14, but this Agreement may not be terminated in its entirety prior to the end of the term provided above.

14.2 Termination of Certain Provisions of this Agreement for Cause. Subject to the limitations set forth in Sections 14.5 and 15.2.2, either party may, upon written notice to the other party, terminate certain rights and obligations of the parties hereunder, as provided in Section 14.5 below, if the other party materially breaches the relevant provisions referred to in Section 14.5 and fails to cure such breach within sixty (60) days after receiving written notice thereof from the party seeking to terminate.

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14.3 Termination of Funded Project. Termination of the Funded Project upon expiration of the Research Period shall terminate the Exclusivity Period (to the extent not already expired) but shall not terminate any Research License, Commercial License, PlaNet Genes License, or Non-Assert License to any Collaboration Hits, Special Collaboration Hits, PlaNet Genes, RePack Recommendations or PlaNet Gene Stacks delivered to Monsanto prior to the date of such expiration or termination, or any Collaboration Hit Homologs of such Collaboration Hits or any PlaNet Gene Homologs of such PlaNet Genes, nor the licenses granted to Evogene by Monsanto pursuant to Section 3.2 of this Agreement, which Research Licenses, Commercial Licenses, PlaNet Genes License, Non-Assert Licenses and licenses to Evogene shall continue in perpetuity unless subsequently terminated for cause in accordance with the terms hereof.

14.4 Accrued Obligations. Termination of any provision of this Agreement or any license granted hereunder for any reason shall not release any party from any obligation which, at the time of such termination, has already accrued. Subject to the limitations set forth in Sections 11.3, 13, 14 and 15.2.2, neither party is precluded from pursuing any rights and remedies it may have under this Agreement at law or in equity which accrued, or are based upon any act, error or omission occurring, prior to the effective date of such termination.

14.5 Effect of Breach; Survival. The remedies set forth in Sections 7.4, 14.5.1, 14.5.2 and 14.5.3 shall be the sole and exclusive remedies of each party with respect to any of the breaches specified in such Sections.

14.5.1 Monsanto Breach.

(a) [* * *].

(b) [* * *].

(c) [* * *].

(d) [* * *].

14.5.2 Evogene Breach.

(a) If Evogene breaches (i) Section 2.6 where Evogene has failed to use commercially reasonable efforts to (A) staff the Funded Project with the required number of FTEs, or (B) replace departed FTEs; (ii) Section 3.1; (iii) Section 4.1; (iv) Section 4.6 due to any intentional or grossly negligent disclosure subject to such Section; or (v) Section 10 due to any intentional or grossly negligent disclosure of Monsanto’s Confidential Information to any Third Party, and does not cure any such breach in accordance with Section 14.2, then, at Monsanto’s election, the Funded Project shall Terminate, and Monsanto’s obligations to pay Research Payments and Data Generation payments under Section 6.3 (other than any such payments which, at the time of such termination, had already accrued), shall terminate. All other provisions of this Agreement

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shall remain in full force and effect; provided, however, that if such termination occurs as a result of the Evogene breach described in clause (i) of this Section 14.5.2(a), then all of Monsanto’s Diligence Obligations shall also terminate. In addition to the foregoing remedies, Monsanto shall be entitled to seek damages or injunctive relief, in accordance with the terms hereof, as a result of any such breach.

(b) If Evogene breaches any provision of this Agreement not specifically set forth in subsection 14.5.2(a) above, then this Agreement shall remain in full force and effect, but Monsanto shall be entitled to seek damages or injunctive relief, in accordance with the terms hereof, as a result of any such breach.

14.5.3 Continuing Royalties for Certain Non-Exclusive Licenses. [* * *].

14.5.4 Survival of Know-How License. Notwithstanding the termination of any license hereunder in accordance with the terms of this Agreement, the license to Evogene Know-How granted under Section 3.1 shall become non-exclusive but shall otherwise survive any such termination, solely to the extent that such Evogene Know-How is retained in the unaided memory of Monsanto personnel.

15. DISPUTE RESOLUTION.

15.1 Informal Negotiation; Mediation. If a dispute arises out of or relates to this Agreement or a breach thereof, or a Deadlock arises among the members of the Steering Committee, the parties shall first try to resolve such dispute or Deadlock through informal and good faith negotiation between the Chief Executive Officer of Evogene and the Vice President of Biotechnology of Monsanto. If said officers cannot resolve the dispute or Deadlock within ten (10) business days after the date on which the matter is referred to the parties’ executive officers listed above, then the parties may, but are under no obligation to, mutually agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration under Section 15.2 or litigation under Section 15.3 (if such litigation is permitted in accordance with the terms hereof). If the parties decide to submit the dispute or the Deadlock to mediation, then each party shall bear its own expenses and an equal share of all costs and fees of the mediation.

15.2 Arbitration.

15.2.1 General. Any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity of this Agreement, that is not settled by mutual consent, by the informal negotiations procedure or by the mediation procedure (if such has been initiated) set forth in Section 15.1 above, shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (except where those rules conflict with the

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provisions of this Section 15, in which case the provisions of this Section 15 shall control) by one (1) independent, neutral, arbitrator appointed in accordance with said rules and who is a U.S. lawyer with at least fifteen (15) years experience with a law firm or corporate law department or who was a judge of a court of general jurisdiction in the United States, and who is experienced in matters regarding complex biotechnology collaboration agreements. The arbitration shall be held in New York, New York, and, in accordance with Section 17.1 of this Agreement, the arbitrator must render an award by application of the substantive laws of the State of New York. The arbitrator shall determine what discovery shall be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery; provided the arbitrator shall permit such discovery as the arbitrator deems necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. Unless the arbitrator determines that equity requires otherwise, the arbitrator shall award to the prevailing party (as determined by the arbitrator) the costs of the arbitration, as well as the reasonable, out-of-pocket fees and expenses of the prevailing party’s attorneys. A disputed performance or suspended performance pending the resolution of the arbitration must be completed within a reasonable time period following the final decision of the arbitrator. Any arbitration subject to this Section shall be completed within six (6) months from the filing of notice of a request for such arbitration, and the decision of the arbitrator shall be in written form, setting forth findings of fact and conclusions of law with the reasons for such findings and conclusions stated. The arbitration proceedings and the decision shall, except as required by applicable law, not be made public without the joint consent of the parties and each party shall maintain the confidentiality of such proceedings and decision unless otherwise permitted by the other party. Any decision which requires a monetary payment shall require such payment to be payable in United States dollars, free of any tax or other deduction other than as expressly permitted under Section 7.6. The decision of the arbitrator shall be the sole, exclusive and binding remedy between the parties regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrator. The decision of the arbitrator will be final and not subject to further review, except pursuant to the Federal Arbitration Act. Any award may be entered in a court of competent jurisdiction for a judicial recognition of the decision and an order of enforcement. Each party has the right before or, if the arbitrator cannot hear the matter within an acceptable period, during the arbitration, to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction and replevin, to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

15.2.2 Pre-Termination Arbitration of Certain Disputes. Notwithstanding any provision of this Agreement to the contrary, any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity of this Agreement, that could ultimately result in Monsanto losing any of its licenses hereunder (including any dispute over a failure by Monsanto to pay any Milestone Fees or Product Royalties, or any dispute over a Monsanto Diligence Failure), but excluding any such termination under Section 14.5.1(a), shall be finally and exclusively settled by the procedures set forth in this Section 15.2.2.

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(a) If Evogene believes that Monsanto has breached this Agreement, or suffered a Diligence Failure, and as a result of such breach or Diligence Failure any of Monsanto’s licenses hereunder could become subject to Section 5.10.7 or 14.5.1(b), Evogene shall notify Monsanto of such alleged breach or Diligence Failure in writing (a “Special Dispute Notice”). The Special Dispute Notice shall include a description of such breach or Diligence Failure in reasonable detail; the amount, if any, allegedly due and owing by Monsanto hereunder (excluding any damages that may have been suffered by Evogene) in connection with such breach or Diligence Failure; and a statement that Monsanto may lose certain of its license rights hereunder if such breach or Diligence Failure is established or if Monsanto fails to respond to such notice.

(b) If, within sixty (60) days after Monsanto receives a Special Dispute Notice, Monsanto fails to dispute such notice in writing, or fails to cure any breach or Diligence Failure alleged in such notice, then Evogene shall have no further obligations under this Section 15.2.2 and may exercise any or all of the rights granted to it under this Agreement and applicable law as a result of such breach or Diligence Failure.

(c) If Monsanto timely disputes the Special Dispute Notice, then the parties shall immediately begin the dispute resolution process set forth in Sections 15.1 and 15.2.1 above, subject to and as modified by the remaining provisions of this Section 15.2.2.

(d) Monsanto shall, at Evogene’s request and subject to Evogene’s execution of an unsecured promissory note reflecting the terms of this subsection (d) and subsections (g), (i)(iv) and (i)(v) below, advance payments for the reasonable fees and expenses of Evogene’s outside counsel in such dispute (the “Advances”). Advances would be made quarterly, in advance, and would be paid directly to Evogene’s outside counsel. Each quarter’s Advance would equal the good-faith estimate of Evogene’s outside counsel for the coming quarter, such estimates to be delivered by Evogene to Monsanto at least one (1) month before the beginning of each quarter (other than the first quarter, for which the advance would be $[* * *]), and would be subject to a cap of $[* * *] per quarter. Promptly after the end of each quarter, Evogene shall notify Monsanto of the total amount of such fees and expenses actually incurred during such quarter, and shall cause the repayment to Monsanto of any portion of the applicable Advance in excess of such fees and expenses actually incurred. Subject to the further provisions of Section 15.2.2, Advances shall bear interest at the Prime Rate plus [* * *] percent ([* * *]%) per annum until the arbitration is concluded, and thereafter at the lesser of (i) the Prime Rate plus [* * *] percent ([* * *]%) per

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annum or (ii) the highest rate permissible by law. Such interest shall accrue on each Advance from the date made until the date it is paid or otherwise satisfied in full in accordance with the further provisions of this Section 15.2.2 below. For clarity, Evogene may, subject to subsection (f) below, prepay any portion or all of each Advance, from time to time, and without penalty, but such prepayment of an Advance shall not discharge any obligation for interest accrued on account of such Advance prior to such prepayment.

(e) Evogene’s right to receive subsequent Advances shall terminate automatically upon the occurrence of any Change of Control to a Monsanto Competitor.

(f) If Monsanto fails to make any Advance when and as required by this Section 15.2.2, then Evogene shall have no further obligations under this Section 15.2.2 and may exercise any or all of the rights granted to it under this Agreement and applicable law as a result of Monsanto’s applicable breach or Diligence Failure.

(g) All payments of and credits against the Advances shall be applied first to accrued and unpaid interest and then to the outstanding principal balance of the Advances.

(h) For clarity, all provisions in this Section 15.2.2 concerning payment of Advances, interest, costs of the arbitration, and fees and expenses of the prevailing party’s attorneys are specifically excluded from the limitation of liability set forth in Section 13.2.

(i) Informal negotiation, mediation (if any) and arbitration shall be conducted as provided in Sections 15.1 and 15.2.1 above, except that:

(i) In any dispute under this Section 15.2.2, the arbitrator shall have no authority to grant a temporary restraining order, injunction or other equitable relief, and neither party shall seek any such relief in connection with any dispute subject to this Section 15.2.2. In the event of any dispute that includes issues under this Section 15.2.2 as well as other issues solely subject to resolution under Section 15.2.1, nothing in this subsection (i) shall limit the right of either party, under Section 15.2.1, to seek injunctive or other equitable relief with respect to the issues that are subject to resolution solely under Section 15.2.1.

(ii) The arbitrator’s decision shall be limited to a determination of whether or not the alleged breach or Diligence Failure occurred and the determination contemplated by 15.2.2(i)(iii); provided, however, that the arbitrator shall also be entitled to award damages against either party to the

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extent that the arbitrator determines that such party has acted inequitably, or has failed to act in good faith, in the conduct of such arbitration. If the arbitrator determines that Monsanto failed to pay any Milestone Fee or Product Royalties, then such amount, together with interest pursuant to Section 7.4 (as accrued from the date of such breach or Diligence Failure), applicable costs pursuant to Section 7.5, if any, and any other damages awarded to Evogene as contemplated above, shall be paid immediately to Evogene, and all such payment defaults shall be deemed cured. If the dispute concerns an alleged Monsanto Diligence Failure, then each party shall be entitled to exercise its rights hereunder with respect thereto, based on the arbitrator’s decision as to whether or not such Diligence Failure occurred.

(iii) Unless the arbitrator determines that equity requires otherwise, the arbitrator shall award to the prevailing party (as determined by the arbitrator) the costs of the arbitration, as well as the reasonable, out-of-pocket fees and expenses of the prevailing party’s attorneys.

(iv) If the arbitrator awards attorneys’ fees and expenses to Evogene and any Advances (and accrued interest thereon) are then outstanding, then such award shall automatically be offset against the Advances and interest thereon, as provided in subsection (g) above. Monsanto shall remain liable for any part of such award that exceeds the aggregate outstanding balance of the Advances and all interest thereon, and Evogene shall remain liable for any Advances and interest not offset against such award.

(v) If the arbitrator awards attorneys’ fees and expenses to Monsanto, then (A) all Advances and interest thereon shall immediately be due and payable (and subject to enforcement by Monsanto if not so paid), (B) interest shall continue to accrue, payable monthly in arrears, until all Advances have been repaid in full, and (C) Monsanto shall be entitled to offset any amounts owing under the Agreement against the outstanding Advances and interest thereon (and any remaining balance of Advances not offset shall remain due and payable by Evogene).

15.3 Infringement Claims. Notwithstanding anything in Section 15.2.1 to the contrary but subject to Section 15.2.2, claims for infringement, invalidity or misappropriation of any Evogene Patent Rights or Monsanto Improvement Patent Rights will not be subject to mediation or arbitration, and the party alleging such infringement, invalidity or misappropriation, or defending said allegation, expressly reserves the right to submit any such claim, including any factual or legal issues relating to such a claim, and all claims for legal and equitable relief in respect thereof, to any court of competent jurisdiction, and to pursue without limitation all rights and remedies available under this Agreement and at law and in equity.

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16. CONDITION PRECEDENT.

This Agreement shall become effective on and as of the 2013 Signing Date when it has been executed and delivered by each of the parties hereto, and when the Put Option Agreement has been executed and delivered by each of the parties thereto. For clarification, the parties’ rights and obligation pursuant to, or in connection with, the Funded Project for the period from the Effective Date up to the 2011 Signing Date were governed by the terms and conditions of the Original 2008 Collaboration Agreement, and the parties’ rights and obligation pursuant to, or in connection with, the Funded Project for the period commencing on the 2011 Signing Date and ending on the 2013 Signing Date were governed by the terms and conditions of the First Amended and Restated 2008 Collaboration Agreement.

17. MISCELLANEOUS.

17.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts entered into and performed in New York by residents thereof, except in respect of matters arising under patent law, which matters shall be governed by and construed in accordance with Title 35, United States Code, and patent law as interpreted by the U.S. Court of Appeals for the Federal Circuit and the U.S. Supreme Court. Any action or lawsuit brought relating to this Agreement in accordance with the terms hereunder shall be brought in the competent courts of New York, New York, and any objection to venue or personal jurisdiction in such courts is hereby irrevocably waived.

17.2 Language. English is the official language of this Agreement. Any translation prepared by either party is for its own convenience and shall have no binding effect whatsoever.

17.3 Waiver. Neither party may waive or release any of its rights or interests in this Agreement except in a writing executed by such party. The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

17.4 Amendment. This Agreement may be modified or amended only pursuant to a writing executed by both parties.

17.5 Assignment; Change of Control to a Monsanto Competitor.

17.5.1 Assignment. Except as otherwise provided herein, this Agreement and the licenses granted herein shall not be assignable by either party to any third party, by operation of law or otherwise, without the prior written consent of the other party (which

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consent shall not be unreasonably withheld or delayed), provided, however, either party may assign this Agreement or any licenses granted herein, without such consent, to a Subsidiary of such party, or in connection with the reorganization, merger, consolidation, assumption, spin-off, sale or transfer of all or substantially all of the assets related to that portion of its business pertaining to the subject matter of this Agreement, either alone, in conjunction with other businesses or as part of an overall reorganization, provided, with respect to an assignment to Subsidiary of a party, that the assigning party shall remain fully responsible for the compliance of such Subsidiary with the terms of this Agreement. Any assignment of this Agreement by Evogene shall be subject to the limitations set forth in Section 3.2.2. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

17.5.2 Change of Control to Monsanto Competitor. Notwithstanding Section 17.5.1 or any other provision of this Agreement, if Evogene undergoes a Change of Control to a Monsanto Competitor, then:

(a) Monsanto may, at its option, on written notice to Evogene within [* * *] ([* * *]) [* * *] after the later of (i) the date such Change of Control is consummated, or (ii) the date Monsanto receives written notice of such Change of Control, either: (i) Terminate the Funded Project, [* * *];

(b) [* * *];

(c) effective as of the date of such Change of Control, provided that Monsanto does not elect to Terminate the Funded Project pursuant to the preceding clause (a), Evogene’s Diligence Obligation to generate Validated Hits under Section 5.2.5 shall increase from [* * *];

(d) [* * *];

(e) [* * *], and

(f) Any Milestone Fees accruing under Section 6.4.1 after such Change of Control shall, notwithstanding Section 6.4.1, accrue [* * *].

(g) [* * *].

17.5.3 Agreement Otherwise Continues. Except as provided in Section 17.5.2, if Evogene undergoes a Change of Control to a Monsanto Competitor, the terms of this Agreement (including the retroactive payment provisions of Section 6.7 shall remain in full force and effect.

17.5.4 Notice of Monsanto Competitors. At Evogene’s request, Monsanto shall notify Evogene, within fourteen (14) days after Monsanto receives any such request, whether any Person identified by Evogene constitutes a Monsanto Competitor described in clause (iii) of the definition thereof.

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17.6 Notices.

17.6.1 Notwithstanding Section 17.6.2, whenever this Agreement requires that a party deliver reports, data backpacks and other communications relating to the day-to-day operation of the Collaboration, such deliveries shall be in writing and shall be made to the Research Committee.

17.6.2 Except as provided in Section 17.6.1, all notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by international express delivery service, or registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

Monsanto:	Monsanto Company
Attn: Vice President, Biotechnology
800 N. Lindbergh Blvd.
St. Louis, Missouri 63167

with copies to:	General Patent Counsel
Monsanto Company
800 N. Lindbergh Boulevard
St. Louis, Missouri 63167

Manager Technology Alliances Team
Monsanto Company
800 N. Lindbergh Boulevard, B2NL
St. Louis, Missouri 63167

Evogene:	Evogene Ltd.
Attn: President and CEO
13 Gad Feinstein St.
Rehovot, Israel

with a copy to:	Sharir, Shiv & Co., Law Offices
Attn: Adv. Debbie Goodman
3 Azrieli Center, Triangular Tower
Tel-Aviv-Jaffa, Israel
(receipt of copy will not constitute delivery of notice)

Except for a notice of a change of address, which shall be effective only upon receipt thereof, all such notices, requests, demands, waivers and communications properly addressed shall be effective when actually received, or,

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if earlier: (i) if sent by U.S. mail (or if internationally, by air mail), seven (7) business days after deposit in the U.S. mail or air mail, postage prepaid; (ii) if sent by Federal Express or other overnight delivery service, two (2) business days after delivery to such service; and (iii) if sent by personal courier, upon receipt.

17.7	Force Majeure. Neither party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement (other than obligations to pay money) for the time and to the extent such failure or delay is caused by riot, civil commotion, war, terrorist act, governmental law, order or regulation, embargo, action by the government or any agency thereof, act of God, storm, fire, earthquake, accident, labor dispute or strike, sabotage, explosion or other similar or different contingencies, in each case, beyond the reasonable control of such party. The party affected by Force Majeure shall provide the other party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and shall use its best endeavors to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable.

17.8	Independent Contractors. Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute Monsanto or Evogene as partners in the legal sense. No party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

17.9	Employees and Agents of Each Party. Notwithstanding the obligations and responsibilities of the Steering Committee, the Research Committee, the Patent Committee, or otherwise, and without limiting the generality of Section 17.8, the employees, agents, and independent contractors employed or engaged by or on behalf of each party, to perform work under the Funded Project, are solely engaged by or on behalf of Monsanto or Evogene, as the case may be, for any and all purposes and not by one party jointly for, or as agent for, the other party. Each party agrees not to take any action contrary to the intent of the preceding sentence and shall hold the other party harmless in respect of any alleged or actual breach of the foregoing.

17.10	Other Relationships. Except as expressly provided herein, nothing contained in this Agreement, in the relationship pursuant thereto or otherwise will require either party to negotiate, continue to negotiate or enter into any further research, development or commercial agreements whatsoever with the other party, nor prejudice its sole and absolute discretion to negotiate or enter into, during the term hereof or thereafter, any agreement with any third party, including, without limitation, endeavors in respect of the Evogene Patent Rights, and endeavors competitive to the Monsanto Field, all without having to notify the other party of the existence, substance or status of any of the foregoing.

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17.11	Advice of Counsel. Monsanto and Evogene each have had the opportunity to consult with counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or the other and shall be construed accordingly.

17.12	Compliance with Laws. Each party agrees to comply with all state, federal, and local laws, rules, and regulations applicable to the performance of its obligations under this Agreement, including in respect of further research conducted hereunder and the transfer, export, or sale of Biological Materials.

17.13	Other Obligations. Except as expressly provided in this Agreement or as separately agreed upon in writing between Evogene and Monsanto, each party shall bear its own costs incurred in connection with the implementation of the obligations under this Agreement.

17.14	Severability. If any provisions of this Agreement are determined to be invalid or unenforceable by an arbitrator or court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect without said provision. The parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

17.15	Remedies Not Exclusive. Except as expressly provided herein, remedies hereunder shall be non-exclusive, and a party’s exercise of any particular remedy shall not preclude its exercise of any other remedy, or of the same remedy on subsequent occasions.

17.16	Further Assurances. At any time or from time to time on and after the Effective Date, either party shall at the request of the other party (i) deliver to the requesting party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of assignment, transfer or license, and (iii) take or cause to be taken all such actions, in each case of (i)-(iii), as may be reasonably necessary or desirable in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby and to the extent consistent with the provisions of this Agreement.

17.17	Entire Agreement. This Agreement together with the Exhibits hereto constitutes the entire agreement with respect to the subject matter hereof with respect to the period commencing on the 2013 Signing Date, and as of such period, supersedes all prior or contemporaneous understandings or agreements, whether written or

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

oral, between Monsanto and Evogene with respect to such subject matter, including the Original 2008 Collaboration Agreement and the First Amended and Restated 2008 Collaboration Agreement. For the avoidance of doubt, this Agreement does not amend, modify, or otherwise affect the parties’ obligations under that certain Collaboration and License Agreement dated as of September 24, 2007, by and between the parties.

17.18	Limited Agent for Service of Process. Evogene hereby appoints Evogene, Inc., a Delaware corporation, and Evogene, Inc. hereby accepts such appointment and agrees to act for Evogene and on its behalf solely as agent for service of process in respect of this Agreement and any dispute arising under this Agreement.

17.19	Headings. The headings to the Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

17.20	Construction. Whenever examples are used in this Agreement with the words “including,” “for example,” “e.g.,” “such as,” “etc.” or any derivation of such words, such examples are intended to be illustrative and not limiting.

17.21 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument. Counterpart signature pages may be validly delivered by facsimile or by electronic mail in PDF format, and such signature pages shall have the same effect as originals.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Collaboration and License Agreement to be duly executed by their authorized representatives effective as of the 2013 Signing Date.

MONSANTO COMPANY		EVOGENE LTD.

By:	/s/ Thomas Ruff	By:	/s/ Ofer Haviv
	Its: Director, Biotech Strategy		Its: President & CEO
Date of Execution: 27 Oct. 2013		Date of Execution: 27 Oct. 2013

Agreed and Accepted as to Section 17.18: EVOGENE, INC.

		By:	/s/ Ofer Haviv
Its: CEO
Date of Execution: 27 Oct. 2013

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT A

Illustration of Collaboration Hit

[* * *]

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EXHIBIT B

Research Plan

[* * *]

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EXHIBIT B.1

Fusarium Research Plan

[* * *]

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*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT C

Evogene Patent Rights

[* * *]

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EXHIBIT D

Harvestable Yield formulas

[* * *]

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EXHIBIT E

MATERIALS TRANSFER AGREEMENT AND TRANSMITTAL FORM

[* * *]

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EXHIBIT F

Monsanto-Funded Evogene Data

[* * *]

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EXHIBIT G

Monsanto Improvement Patent Rights

[* * *]

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EXHIBIT H

Determination of Net Trait Revenue

[* * *]

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EXHIBIT I

Evogene Report Criteria

[* * *]

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EXHIBIT I.1

Evogene Report Criteria

[* * *]

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EXHIBIT J

Monsanto Report Criteria

[* * *]

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EXHIBIT J.1

Monsanto Report Criteria

[* * *]

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EXHIBIT K

Phase Advancement Criteria

[* * *]

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EXHIBIT K.1

Phase Advancement Criteria

[* * *]

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EXHIBIT L

Activity Points

[* * *]

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EXHIBIT L.1

Activity Points

[* * *]

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EXHIBIT M

Monsanto Patent Reimbursement Cap

[* * *]

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EXHIBIT N

Patent Prosecution Countries

[* * *]

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EXHIBIT O

Information Technology Issues.

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EXHIBIT P

Press Release

FOR IMMEDIATE RELEASE

Monsanto and Evogene Extend and Expand Collaboration for Crop Improvement

Extension of existing collaboration covering yield, environmental stress and fertilizer utilization in corn, soybean, cotton and canola to August 2016

Expansion of the collaboration to include a program for resistance to Stalk Rot disease caused by Fusarium species

St. Louis, MO (USA) and Rehovot, ISRAEL - October 28, 2013 - Monsanto Company and Evogene Ltd. (TASE: EVGN) announced today the extension and expansion of their research and development collaboration. The collaboration, initially signed in 2008 and later extended in 2011, has focused on identifying key plant genes related to yield, environmental stress and fertilizer utilization in corn, soybean, cotton and canola. The newly signed agreement extends these existing programs through to August 2016, and adds a new five year program for the identification of genes providing resistance to Stalk Rot disease in corn, caused by multiple Fusarium species. Fusarium is a family of fungi that causes significant yield loss across the world’s major crops.

“We are extremely pleased with Monsanto’s decision to again extend our excellent broad collaboration in the areas of yield and abiotic stress tolerance with respect to the four major field crops,” said Ofer Haviv, Evogene’s President and CEO. “The addition of a new discovery program focused on Fusarium resistance is another indication of Evogene’s growing commitment and activities targeted at biotic stress related conditions, and the broad applicability of our unique technology platform.”

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“Agricultural innovation will be key to helping meet growing global demand,” added David Fischhoff, Monsanto Technology Strategy Development Lead. “Through the combination of Evogene’s gene discovery technologies with our company’s trait development expertise, this collaboration is focused on developing new tools that help farmers drive yields even further.”

Terms of the revised collaboration agreement include:

•	Evogene will provide Monsanto with candidate genes that are predicted to improve yield, fertilizer utilization and plant resistance to environmental stress. Monsanto will receive exclusive license rights to develop and commercialize the candidate genes as part of Monsanto’s trait pipelines for corn, soybean, canola, and cotton.

•	Evogene will also provide Monsanto with candidate genes predicted to provide resistance to Stalk Rot disease caused by multiple Fusarium species. Monsanto will receive exclusive license rights to develop and commercialize the candidate genes as part of Monsanto’s trait pipeline for corn.

•	For all collaboration programs, Evogene will utilize its ATHLETETM computational technology for gene discovery, and its Gene2ProductTM platform for optimizing trait efficacy and accelerating the product development process.

•	Evogene will be entitled to receive both milestone payments and royalty payments for all successful candidate genes emerging from the collaboration that are developed and commercialized by Monsanto. Evogene will also receive additional research and development payments to support the increased activities.

The prior agreement included a put option giving Evogene the right, under defined conditions, to sell one million Evogene shares to Monsanto at $12 per share. The prior put option has been cancelled in exchange for an increase in all future milestone payments and royalty rates with respect to genes licensed by Evogene to Monsanto. The prior put option has been replaced with a new $12 million put option under which shares will be sold at market value at time of exercise (subject to set minimum and maximum prices).

-xxx-

About Evogene Ltd.

Evogene is a plant genomics company, utilizing a proprietary integrated technology infrastructure to enhance seed traits underlying crop productivity. Evogene offers a complete solution for crop productivity improvement through biotechnology and advanced breeding using a unique technology infrastructure that is based on deep scientific understandings of plant genomics and proprietary computational capabilities. The Company has strategic collaborations with world-leading agricultural companies to develop improved seed traits in relation to yield and a-biotic stress (such as tolerance to drought), and biotic stress (such as resistance to disease), in key

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crops as corn, soybean, wheat and rice. In addition, Evogene has earlier stage operations in agriculture chemicals, and seeds focusing on second generation feedstock for biodiesel. The Company’s headquarters are located in Rehovot, Israel and the Company is listed for trading on the Tel Aviv Stock Exchange (TASE: EVGN). For additional information, please visit Evogene’s website at www.evogene.com

About Monsanto Company

Monsanto Company is a leading global provider of technology-based solutions and agricultural products that improve farm productivity and food quality. Monsanto remains focused on enabling both small-holder and large-scale farmers to produce more from their land while conserving more of our world’s natural resources such as water and energy. To learn more about our business and our commitments, please visit: www.monsanto.com. Follow our business on Twitter® at www.twitter.com/MonsantoCo, on the company blog, Beyond the Rows at www.monsantoblog.com, or subscribe to our News Release RSS Feed.

As it applies to Evogene Ltd., this press release contains “forward-looking statements” relating to future events. These statements may be identified by words such as “may”, “expects”, “intends”, “anticipates”, “plans”, “believes”, “scheduled”, “estimates” or words of similar meaning. Such statements are based on current expectations, estimates, projections and assumptions, describe opinions about future events, involve certain risks and uncertainties which are difficult to predict and are not guarantees of future performance. Therefore, actual future results, performance or achievements of Evogene may differ materially from what is expressed or implied by such forward-looking statements due to a variety of factors, many of which beyond Evogene’s control, including, without limitation, those risk factors contained in Evogene’s reports filed with the Israeli Securities Authority. Evogene disclaims any obligation or commitment to update these forward-looking statements to reflect future events or developments or changes in expectations, estimates, projections and assumptions.

As it applies to Monsanto Company, this press release contains “forward-looking statements”, such as statements concerning the company’s anticipated financial results, current and future product performance, regulatory approvals, business and financial plans and other non-historical facts. These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company’s actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: continued competition in seeds, traits and agricultural chemicals; the company’s exposure to various contingencies, including those related to intellectual property protection, regulatory compliance and the speed with which approvals are received, and public acceptance of biotechnology products; the success of the company’s research and development activities; the outcomes of major lawsuits and the previously-announced SEC investigation; developments related to foreign currencies and economies; successful operation of recent acquisitions; fluctuations in commodity prices; compliance with regulations affecting our manufacturing; the accuracy of the company’s estimates related to distribution inventory levels; the company’s ability to fund its short-term financing needs and to obtain payment for the products that it sells; the effect of weather conditions, natural

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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disasters and accidents on the agriculture business or the company’s facilities; and other risks and factors detailed in the company’s most recent Form 10-K Report to the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this release. The company disclaims any current intention or obligation to update any forward-looking statements or any of the factors that may affect actual results.

Contact Information

Evogene:

Karen Mazor

Director of IR & PR

E-mail: karen.mazor@evogene.com

Tel: +972-54-228-8039

Monsanto:

Sara Miller

Corporate Communications Manager

Email: sara.e.miller@monsanto.com

Tel: +1-314-694-5824

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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EXHIBIT Q

Procedures for Analysis of Diligence Limitations (Section 5.12.1(a)-(d))

[* * *]

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EXHIBIT R

Set-up & Pilot towards Monsanto Provision of Monsanto Testing Data for use in G2P Optimization Rounds

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EXHIBIT S

Monsanto Testing Data Provision for G2P Pipeline Optimization Activities

(Pursuant to section 5.6)

[* * *]

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EXHIBIT U

High Impact Royalties Example

[* * *]

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EXHIBIT V

Method for Determining Transformational Yield

[* * *]

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EXHIBIT W

Expression Patterns Matrix

[Reserved.]

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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Exhibit X

PLANET DISCOVERY PROGRAM

1. DEFINITIONS

For purposes of this Exhibit X, in addition to the defined terms set forth in Section 1, the following terms shall have the following meanings:

1.1 “PlaNet Discovery Hit” means each Hit, including an Observed Sequence, comprising a PlaNet Discovery Stack.

1.2 “PlaNet Discovery Round” means any and all research and development activities, other than PlaNet Analyses, that are conducted by Evogene utilizing PlaNet and that are targeted at identifying Stacks for given Traits, it being understood that a PlaNet Discovery Round may identify both PlaNet Discovery Stacks and PlaNet Gene Stacks, depending on the nature of the Hits comprising such Stacks.

1.3 “PlaNet Discovery Stack” means a Stack (a) claimed in a patent application (including a provisional patent application) that was filed by Evogene and (b) that consists of no Hit constituting an Evogene Hit or Collaboration Hit Homolog at the time such Stack is identified during a PlaNet Discovery Round. For clarity, any Stack that contains a Collaboration Hit Homolog shall constitute a PlaNet Gene Stack, not a PlaNet Discovery Stack, and the Hits therein, except any Collaboration Hit Homologs, shall constitute PlaNet Genes.

1.4 “Stack” means a combination of two or more Hits.

References herein to Sections, if not otherwise specified, shall mean Sections of the Agreement.

2. COLLABORATION

The Research Plan shall include the PlaNet Discovery Rounds contemplated by Exhibit B, and such PlaNet Discovery Rounds shall constitute part of the Extended Funded Project.

3. PLANET DISCOVERY ROUNDS

3.1 For purposes of all Sections of the Agreement but subject to Sections 5 and 6 of this Exhibit X below, each PlaNet Discovery Round shall be treated as a Discovery Round. Other defined terms based upon the term “Discovery Round”, for example “Independent Discovery Round”, shall apply to PlaNet Discovery Rounds, mutatis mutandis, to the extent that such PlaNet Discovery Round would fall within such definition if it were an ATHLETE Discovery Round.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4. PLANET DISCOVERY STACKS AND PLANET DISCOVERY HITS — GENERAL

4.1 For purposes of Sections 3 (Licenses), 4 (Exclusivity), 8 (Regulatory), 10 (Confidentiality), 11 (Representations, Warranties And Covenants; Disclaimers), 14 (Term and Termination) and 17 (Miscellaneous), each PlaNet Discovery Stack, and each of the PlaNet Discovery Hits therein individually, shall be treated as an Evogene Hit and thus, to the extent provided in the Agreement, a Collaboration Hit or Special Collaboration Hit. Other defined terms based or built on the terms “Collaboration Hit” and “Special Collaboration Hit”, for example “Collaboration Hit Data Backpack”, shall also apply to such PlaNet Discovery Stacks and PlaNet Discovery Hits, mutatis mutandis.

4.2 For clarification, PlaNet Discovery Hits shall also include their respective Homologs, to the extent provided in the Agreement with respect to the defined term that governs their treatment for a particular purpose, such as “Collaboration Hit”, “Special Collaboration Hit”, etc.

5. EVOGENE DILIGENCE

5.1 For purposes of all Evogene Diligence Obligations:

(i) each PlaNet Discovery Stack and each PlaNet Gene Stack delivered under a PlaNet Discovery Round, shall constitute a Collaboration Hit;

(ii) no PlaNet Discovery Hit shall constitute a Collaboration Hit;

(iii) a PlaNet Gene Stack delivered under a PlaNet Discovery Round shall be validated by Evogene using the same Model Plant Validation as shall be used for PlaNet Discovery Stacks.

(iv) if a PlaNet Discovery Stack contains a single Monsanto Nominated Hit it shall count as [* * *] for purposes of the [* * *]% requirement in [* * *]; and

(v) if all the PlaNet Discovery Hits in a PlaNet Discovery Stack constitute Monsanto Nominated Hits, then such PlaNet Discovery Stack shall constitute a [* * *].

5.2 For each PlaNet Discovery Round for purposes of Section 5.2.4(a), Evogene shall not be required to conduct Model Plant Validation on PlaNet Discovery Stacks in excess of the minimum number of Collaboration Hit Data Backpacks that Evogene is required to deliver for such PlaNet Discovery Round.

5.3 For purposes of Section 5.2.4(d), the [* * *] percent ([* * *]%) [* * *] provision shall be [* * *] percent ([* * *]%) for each PlaNet Discovery Round.

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6. MONSANTO DILIGENCE

For purposes of all Monsanto Diligence Obligations:

(i) each PlaNet Discovery Stack shall constitute a Collaboration Hit;

(ii) no PlaNet Discovery Hit shall constitute a Collaboration Hit for purposes of the Monsanto Phase I Testing and Minimum Activity Diligence Obligations, but shall constitute a Collaboration Hit for purposes of Monsanto’s Diligence Obligations relating to Phase Advancement and Phase II Testing; and

(iii) for purposes of Sections 5.10.1(g) and (h), each of the PlaNet Discovery Hits in a PlaNet Discovery Stack shall be treated the same way as such PlaNet Discovery Stack.

7. PAYMENTS

7.1 PlaNet Discovery Stacks. For purposes of Section 6 (Payments):

(i) if a Product contains a PlaNet Discovery Stack, then:

(A) [* * *], and

(B) [* * *].

(ii) [* * *].

7.2 PlaNet Discovery Hits. For purposes of Section 6 (Payments):

(i) if a Product contains a PlaNet Discovery Hit [* * *], then:

(A) [* * *];

(B) [* * *]; and

(C) [* * *].

7.3 Offsets.[* * *].

8. INTELLECTUAL PROPERTY

For purposes of Section 9 (Intellectual Property) and the term “Evogene Patent Rights”, each PlaNet Discovery Stack shall be treated as a PlaNet Gene Stack and each of the PlaNet Discovery Hits therein individually, shall be treated as an Evogene Hit and thus, to the extent provided in the Agreement, a Collaboration Hit or Special Collaboration Hit.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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Exhibit Y

FUSARIUM FUNDED PROJECT

1.	GENERAL

1.1 The parties shall conduct the “Fusarium Funded Project” (as defined below) in accordance with the terms of the Agreement, mutatis mutandis, except as modified or supplemented by this Exhibit Y. For the avoidance of doubt, such appropriate changes shall include extending the periods when certain provisions, e.g. Section 6.2.8 of the Agreement (Exchange Rate Adjustments), apply. Except as expressly set forth herein, the provisions of this Exhibit are in addition to, and not in lieu of, the provisions of the Agreement. References to Sections shall mean Sections of this Exhibit unless expressly referring to the Agreement.

1.2 For purposes of this Exhibit Y, in addition to the defined terms set forth in Section 1 of the Agreement, the following terms shall have the meanings set forth or modified in this Section 1.2 below. To the extent that any of the terms below are also defined in the Agreement, the terms below shall govern for purposes of the Fusarium Funded Project in accordance with this Exhibit but shall not otherwise apply to the Agreement, except as otherwise expressly set forth herein.

1.2.1 “Activity Points” means the activity points set forth on Exhibit L.1 attached hereto.

1.2.2 “Acre Factor” means [* * *].

1.2.3 “Annual Research Payment” has the meaning set forth in Section 6.1.

1.2.4 “Corn Unit” means [* * *].

1.2.5 “Exclusivity Period” means the period of time beginning on the 2013 Signing Date and ending at the end of Collaboration Year 8.

1.2.6 “First Fusarium Product Royalties” shall have the meaning set forth in Section 6.6.1(a).

1.2.7 “Fusarium Corn Acres” means, [* * *].

1.2.8 “Fusarium Deliverables Group” means all Collaboration Hits and Preferred Modes of Use whose Collaboration Hit Data Backpacks and Collaboration Hit G2P Data Backpacks, respectively, are provided to Monsanto pursuant to a specific Project Discovery Round.

1.2.9 “Fusarium Deliverables Group [* * *]” means the Fusarium Deliverables Group provided to Monsanto pursuant to Fusarium Discovery Round [* * *].

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.2.10 “Fusarium Deliverables Group [* * *]” means the Fusarium Deliverables Group provided to Monsanto pursuant to Fusarium Discovery Round [* * *].

1.2.11 “Fusarium Discovery Round [* * *]” has the meaning as set forth in Section 5.1.1(a).

1.2.12 “Fusarium Discovery Round [* * *]” has the meaning as set forth in Section 5.1.1(b).

1.2.13 “Fusarium Funded Project” means the additions to the Funded Project, relating to the Fusarium Trait, that are contemplated by this Exhibit.

1.2.14 “Fusarium Hit” means a Hit, including an Observed Sequence, which Evogene determines to be a Fusarium Hit, whether or not claimed in a patent application (including a provisional patent application) that is filed by Evogene. For purposes of this Exhibit, “Fusarium Hit” shall be used in place of “Evogene Hit”, and shall constitute an “Evogene Hit” for purposes of all provisions of the Agreement incorporated herein.

1.2.15 “Fusarium Model Plant Validation” means the model plant validation set forth in the Research Plan that Evogene is to conduct on each Collaboration Hit identified in a Project Discovery Round. “Fusarium Model Plant Validation” shall be used for all purposes of this Exhibit, in lieu of “Model Plant Validation”.

1.2.16 “Fusarium Product” means any Corn Product. For all purposes of the provisions of the Agreement incorporated herein, “Fusarium Product” constitutes a “Product”.

1.2.17 “Fusarium Trait” means Corn resistance to Fusarium Stalk Rot disease, caused by one or more Fusarium species such as: [* * *].

1.2.18 “Fusarium Validated Deliverable” means (a) a Validated Hit and (b) a Validated Preferred Mode of Use.

1.2.19 “G2P Enhancement Round” means a G2P Enhancement Round with respect to Collaboration Hit Homologs as to which Evogene has not obtained results from Fusarium Model Plant Validation.

1.2.20 “G2P Optimization Round” means a G2P Optimization Round with respect to Collaboration Hit Homologs as to which Monsanto has not provided Evogene with Monsanto Testing Data and as to which Evogene has completed Fusarium Model Plant Validation.

1.2.21 “Homolog” shall require sequence identity of [* * *] than [* * *]%, rather than the [* * *]% set forth in Section 1.112 of the Agreement.

1.2.22 “Milestone Fees” shall have the meaning as set forth in Section 6.3.

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1.2.23 “Monsanto Field” means improvement of Corn resistance to Fusarium Stalk Rot disease, caused by one or more Fusarium species such as: [* * *].

1.2.24 “Non-Disclosure Period” means, (a) for any Collaboration Hit together with all its Collaboration Hit Homologs, the [* * *] ([* * *]) [* * *] period starting on the date the Collaboration Hit Data Backpack for such Collaboration Hit is delivered to Monsanto, and (b) for any Project G2P Recommendation, the [* * *] ([* * *]) [* * *] period starting on the date the Collaboration Hit G2P Data Backpack for such Project G2P Recommendation is delivered to Monsanto.

1.2.25 “POC Testing” means in planta testing [* * *] in a controlled environment; disease efficacy test for resistance to [* * *] and [* * *], as more fully set forth in Exhibit K.1.

1.2.26 “POC Testing Minimum” has the meaning set forth in Section 5.6.1(a).

1.2.27 “POC Testing Period” has the meaning set forth in Section 5.6.1(a).

1.2.28 “Product Royalties” means the First Fusarium Product Royalties and the Remaining Fusarium Product Royalties, collectively.

1.2.29 “Project G2P Validation” means the model plant validation set forth in the Research Plan that Evogene is to conduct on particular Preferred Modes of Use identified in a Fusarium G2P Enhancement Round.

1.2.30 “Project Discovery Round” shall be limited to an ATHLETE Discovery Round to identify Hits which confer a Fusarium Trait for use in Corn.

1.2.31 “Remaining Fusarium Product Royalties” shall have the meaning as set forth in Section 6.6.1(b) herein.

1.2.32 “Research Period” shall be extended until the end of the latest to end Non-Disclosure Period, but in any event, not later than the end of Collaboration Year 11.

1.2.33 “Research Plan” shall include the activities set forth on Exhibit B.1 hereto.

1.2.34 “Validated Hit” shall be limited solely to Collaboration Hits identified in a Project Discovery Round that have met the criteria for validation of such type of Collaboration Hit as set forth in the Research Plan.

1.2.35 “Validated Preferred Mode of Use” means a Preferred Mode of Use identified in a G2P Enhancement Round that has met the criteria for validation of such type of Preferred Mode of Use, as set forth in the Research Plan.

1.2.36 “Yield & Stress Funded Project” means all parts of the Funded Project other than the Fusarium Funded Project.

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2. COLLABORATION

2.1 Steering Committee. Commencing as of the 2013 Signing Date, Monsanto has the option to appoint a third member to the Steering Committee, and in such case, Evogene shall also appoint a third member to the Steering Committee.

2.2 Fusarium Research Committee. Promptly after the 2013 Signing Date, the parties shall establish an additional joint Research Committee that will be responsible for administering all research and development activities to be performed by the parties in connection with the Fusarium Funded Project. The provisions of Sections 2.3.2 – 2.3.7 of the Agreement shall apply fully to such additional Research Committee, mutatis mutandis, and all disclosure, notification and reporting obligations of the parties to the Research Committee under the Agreement which relate to the Fusarium Funded Project shall apply only to such additional Research Committee.

2.3 Allocated FTE Activity. Evogene shall allocate the following FTEs to perform the Fusarium Funded Project:

2.3.1 During Collaboration Year 6, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Fusarium Funded Project.

2.3.2 During Collaboration Year 7, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Fusarium Funded Project.

2.3.3 During Collaboration Year 8, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Fusarium Funded Project.

2.3.4 During Collaboration Year 9, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Fusarium Funded Project.

2.3.5 During Collaboration Year 10, Evogene shall allocate [* * *] ([* * *]) FTEs to performance of the Fusarium Funded Project.

3. LICENSES

The Exclusive Research License, Commercial License, PlaNet Genes License, Non-Assert License and the ROFO described in Section 3.1.5 (Rights of First Offer) of the Agreement, covering Collaboration Hits and their respective Collaboration Hit Homologs, PlaNet Gene Stacks, RePack Recommendations and G2P Recommendations, shall in each case be limited solely to Corn.

4. EXCLUSIVITY

4.1 In lieu of Section 4.1 of the Agreement, for the duration of the Exclusivity Period, Evogene agrees (and shall cause each of its Subsidiaries to similarly agree) that: (i) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any Discovery Round or other activity that intentionally targets the discovery of Genes

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that confer the Fusarium Trait in Corn for any transgenic application, it being understood that Hits identified through any Discovery Round permitted hereby may be useful in conferring the Fusarium Trait in Corn; and (ii) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any G2P Activity or other activity that in either case intentionally targets the discovery of G2P Recommendations that confer the Fusarium Trait in Corn for any transgenic application, it being understood that G2P Recommendations identified through any G2P Activity permitted hereby may be useful in conferring the Fusarium Trait in Corn. Notwithstanding the foregoing, Evogene shall be permitted to conduct any of the foregoing activities that intentionally target insect stress tolerance.

4.2 The provisions of Sections 4.2 through 4.6 of the Agreement (Exclusivity), governing Independent Discovery Rounds and Independent G2P Rounds, and all related definitions (e.g. “Independent Discovery Round”, “Non-Field Discovery Round”, “Evogene Non-Project Hit” and “Special Collaboration Hit”), shall not apply to the Fusarium Funded Project.

5. RESEARCH & DILIGENCE OBLIGATIONS

5.1 Evogene Diligence Obligations – Discovery Activity

5.1.1 Discovery Activity and Annual Collaboration Hit Delivery. In lieu of Sections 5.2.1, 5.2.2(a) and 5.2.2(b) of the Agreement, during each of Collaboration Years 7 through 9 of the Research Period, Evogene shall complete not less than the minimum number of Project Discovery Rounds for such Collaboration Year and shall deliver to Monsanto not less than the minimum number of Collaboration Hits per Collaboration Year, as set forth in subsections (a) and (b) below (all or part of which may have commenced in the previous Collaboration Year) under the Fusarium Funded Project as is set forth in the Research Plan.

(a) During Collaboration Year 7, a minimum of [* * *] ([* * *]) Collaboration Hits, from a minimum of [* * *] ([* * *]) Project Discovery Round that will be completed during such year (“Fusarium Discovery Round [* * *]”).

(b) During Collaboration Year 9, a minimum of [* * *] ([* * *]) Collaboration Hits, from a minimum of [* * *] ([* * *]) Project Discovery Round that will be completed during such year (“Fusarium Discovery Round [* * *]”).

5.1.2 For purposes of Section 5.2.2(c) of the Agreement, any Collaboration Hit Homolog of a Collaboration Hit (including for the avoidance of doubt the Collaboration Hit itself) that is delivered under both the Yield & Stress Funded Project and the Fusarium Funded Project shall constitute a Collaboration Hit for purposes of the Evogene Diligence Obligations set forth in this Section 5, as well as the Evogene Diligence Obligations set forth in Section 5 of the Agreement.

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5.1.3 [* * *].

5.1.4 [* * *].

5.1.5 [* * *].

5.1.6 Disclosure of Abandoned Hits. Section 5.2.3 of the Agreement shall apply to the Fusarium Funded Project, except that [* * *].

5.1.7 Fusarium Model Plant Validation.

(a) For purposes of Section 5.2.4(a) of the Agreement, Evogene shall prepare a Discovery Validation Data Backpack for each Collaboration Hit [* * *] on which it conducts Fusarium Model Plant Validation, [* * *];

(b) Sections 5.2.4(b), 5.2.4(e), 5.25 and 5.3 of the Agreement shall not apply to the Fusarium Funded Project; and

(c) In lieu of Section 5.2.4(d) of the Agreement, [* * *].

5.2 Evogene Diligence Obligations –G2P Enhancement Rounds. In lieu of Section 5.4 of the Agreement:

5.2.1 Research Activity. During each of Collaboration Years 7 and 9 of the Research Period, Evogene shall commence conducting not less than that minimum number of G2P Enhancement Rounds for such Collaboration Year under the Fusarium Funded Project, pursuant to each of which Evogene shall deliver to Monsanto not less than the minimum number of Collaboration Hit G2P Data Backpacks, as set forth in subsections (a) and (b) below.

(a) During Collaboration Year 7 and with regard to Fusarium Discovery Round [* * *], a minimum of [* * *] ([* * *]) G2P Enhancement Round shall commence, pursuant to which Evogene shall deliver to Monsanto in Collaboration Year 8 not less than [* * *] ([* * *]) G2P Data Backpacks. For the avoidance of doubt, such G2P Data Backpacks may be in respect of fewer than [* * *] ([* * *]) Collaboration Hits.

(b) During Collaboration Year 9 and with regard to Fusarium Discovery Round [* * *], a minimum of [* * *] ([* * *]) G2P Enhancement Round shall commence, pursuant to which Evogene shall deliver to Monsanto in Collaboration Year 9 not less than [* * *] ([* * *]) G2P Data Backpacks. For the avoidance of doubt, such G2P Data Backpacks may be in respect of fewer than [* * *] ([* * *]) Collaboration Hits.

5.2.2 Determination of Collaboration Hits. [* * *].

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5.2.3 Determination of G2P Platform Component. [* * *].

5.2.4 Project G2P Validation. During each of Collaboration Years 7 and 9 Evogene shall commence Project G2P Validation on Preferred Modes of Use, including G2P Genes, delivered by Evogene as set forth below, and during each of Collaboration Years 9 and 11 of the Research Period, Evogene shall deliver not less than the minimum number of Project G2P Validation Data Backpacks and/or Discovery Validation Data Backpacks (in respect of any G2P Genes that may be delivered by Evogene), as applicable, for such Collaboration Year, as set forth in subsections (a) and (b) below.

(a) During Collaboration Year 7 and with regard to Fusarium Discovery Round [* * *], Evogene shall select Preferred Modes of Use, including G2P Genes, delivered by Evogene pursuant to such Project Discovery Round, on which Evogene shall commence conducting Project G2P Validation, and shall deliver to Monsanto a minimum of [* * *] Project G2P Validation Data Backpacks in respect of such Preferred Modes of Use within [* * *] from delivery of the applicable Collaboration Hit G2P Data Backpacks, provided that Evogene’s delay of up to [* * *] ([* * *]) [* * *] in commencing Project G2P Validation and delivering the applicable Project G2P Validation Data Backpacks, shall not constitute a failure of this Evogene Diligence Obligation. For the avoidance of doubt, such Project G2P Validation Data Backpacks may be in respect of fewer than [* * *] ([* * *]) Collaboration Hits.

(b) During Collaboration Year 9 and with regard to Fusarium Discovery Round [* * *], Evogene shall select Preferred Modes of Use, including G2P Genes, delivered by Evogene pursuant to such Project Discovery Round, on which Evogene shall commence conducting Project G2P Validation, and shall deliver to Monsanto a minimum of [* * *] Project G2P Validation Data Backpacks in respect of such Preferred Mode of Use within [* * *] from delivery of the applicable Collaboration Hit G2P Data Backpacks. For the avoidance of doubt, such Project G2P Validation Data Backpacks may be in respect of fewer than [* * *] ([* * *]) Collaboration Hits.

5.2.5 [* * *].

5.3 Patent Filing. [* * *].

5.4 Evogene Diligence Obligations – G2P Optimization Rounds. In lieu of Section 5.5 of the Agreement:

5.4.1 During each of Collaboration Years 9 through 11 of the Research Period, Evogene shall conduct not less than the minimum number of G2P Optimization Rounds under the Fusarium Funded Project, pursuant to each of which Evogene shall deliver to Monsanto not less than the minimum number of Collaboration Hit G2P Data Backpacks set forth in subsections (a) and (b) below.

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(a) With regard to Fusarium Discovery Round [* * *]: (i) during Collaboration Year 9, Evogene will conduct [* * *] ([* * *]) G2P Optimization Round in respect of Collaboration Hits identified in such Project Discovery Round, based on the results of the Fusarium Model Plant Validation conducted under Section 5.1.7 for such Project Discovery Round, pursuant to which G2P Optimization Round Evogene shall deliver to Monsanto, in Collaboration Year 9, not less than [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks; and (ii) during Collaboration Year 9, Evogene will commence [* * *] ([* * *]) G2P Optimization Round in respect of Collaboration Hits identified in such Project Discovery Round, based on the results of the Project G2P Validation conducted under Section 5.2.4(a), pursuant to which G2P Optimization Round Evogene shall deliver to Monsanto, in Collaboration Year 10, not less than [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks.

(b) With regard to Fusarium Discovery Round [* * *]: (i) during Collaboration Year 10, Evogene will commence [* * *] ([* * *]) G2P Optimization Round in respect of Collaboration Hits identified in such Project Discovery Round, based on the results of the Fusarium Model Plant Validation conducted under Section 5.1.7 for such Project Discovery Round, pursuant to which G2P Optimization Round Evogene shall deliver to Monsanto, in Collaboration Year 11, not less than [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks, and (ii) during Collaboration Year 11, Evogene will conduct [* * *] ([* * *]) G2P Optimization Round in respect of Collaboration Hits identified in such Project Discovery Round, based on the results of the Project G2P Validation conducted under Section 5.2.1(b), pursuant to which G2P Optimization Round Evogene shall deliver to Monsanto, in Collaboration Year 11, not less than [* * *] ([* * *]) Collaboration Hit G2P Data Backpacks.

5.4.2 [* * *].

5.4.3 [* * *].

5.4.4 [* * *].

5.5 Excluded Evogene Diligence Provisions. Sections 5.6 through 5.8 of the Agreement shall not apply to the Fusarium Funded Project.

5.6 Monsanto Diligence Obligations.

5.6.1 Proof of Concept Testing. In lieu of Section 5.10.1 of the Agreement:

(a) Proof of Concept Testing. With respect to each Fusarium Deliverables Group, Monsanto shall, within [* * *] ([* * *]) [* * *] of the date on which Evogene completes the last G2P Optimization Round pursuant to Section 5.4 that is applicable to such Fusarium Deliverables Group (the “POC Testing Period”), conduct POC Testing [* * *].

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5.6.2 Failure to Conduct Proof of Concept Testing.

(a) With respect to each Fusarium Deliverables Group, if as of the end of the applicable POC Testing Period, Monsanto conducts POC Testing on Fusarium Validated Deliverables constituting less than [* * *] percent ([* * *]%) [* * *] for the applicable Fusarium Deliverables Group, then the consequences set forth in Section 5.10.1(h)(i) of the Agreement (Failure to Conduct Phase I Testing in any Delivery Group) will apply to [* * *].

(b) With respect to each Fusarium Deliverables Group, if as of the end of the applicable POC Testing Period, Monsanto conducts POC Testing on Fusarium Validated Deliverables constituting [* * *] percent ([* * *]%) or more, but less than [* * *] percent ([* * *]%), [* * *] for the applicable Fusarium Deliverables Group, then the consequences set forth in Section 5.10.1(h)(ii) of the Agreement (Failure to Conduct Phase I Testing in any Delivery Group) will apply to [* * *].

(c) Application of Credit Genes; Counting of Collaboration Hits for POC Testing. Sections 5.10.1(i) and (j) shall apply to the Fusarium Funded Project, mutatis mutandis.

5.6.3 Phase Advancement. For purposes of Section 5.10.2 of the Agreement, all references to Main Monsanto Crops shall be references to Corn, and references to Exhibit K shall be references to Exhibit K.1 attached hereto.

5.6.4 Minimum Activity. For purposes of Section 5.10.3 of the Agreement (Minimum Activity), which shall otherwise apply to the Fusarium Funded Project, mutatis mutandis, all Minimum R&D Activity shall be [* * *], Activity Points shall be determined in accordance with Exhibit L.1 attached hereto, and:

(a) Activity Through Year 14. Minimum R&D Activity conducted [* * *];

(b) Activity Through Year 16. Minimum R&D Activity conducted [* * *];

(c) Activity Through Year 18. Minimum R&D Activity conducted [* * *].

5.6.5 Phase II Testing. For purposes of Section 5.10.4 of the Agreement (Phase II Testing), which shall otherwise apply to the Fusarium Funded Project, mutatis mutandis, all Phase II Testing shall be in Corn and:

(a) Fusarium Deliverables Group [* * *]. [* * *].

(b) Fusarium Deliverables Group [* * *]. [* * *].

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5.7 Diligence Failures. In lieu of Section 5.11 of the Agreement (Diligence Failures):

In the event of either party’s failure, for any reason, to complete any of its respective Diligence Obligations (in each case, a “Diligence Failure”), the following provisions shall apply; provided, however, that Evogene shall not be deemed to have suffered a Diligence Failure if for any Fusarium Deliverables Group the number of Collaboration Hits included in such Fusarium Deliverables Group is up to [* * *] percent ([* * *]%) lower than the number that Evogene was required to provide under Sections 5.1.1(a) or 5.1.1(b), as applicable, as long as the percentage of Fusarium Validated Hits in such Fusarium Deliverables Group exceeds [* * *] percent ([* * *]%) of the number of Collaboration Hits that Evogene was required to provide under Sections 5.1.1(a) or 5.1.1(b), as applicable. For example, if a Fusarium Deliverables Group was supposed to include at least [* * *] Collaboration Hits but actually comprises [* * *] Collaboration Hits, and the number of Validated Hits from such Fusarium Deliverables Group exceeds [* * *], then Evogene will not be deemed to have suffered a Diligence Failure. If either party believes that the other party has suffered a Diligence Failure, such party, after at least [* * *] business ([* * *]) days’ prior written notice to the Steering Committee that it intends to send such a notice, may assert such Diligence Failure by written notice hereunder. If such party fails to deliver such notice within [* * *] ([* * *]) days after the notifying party becomes aware of such Diligence Failure, then such Diligence Failure shall be deemed accepted, and neither party shall have any rights or obligations hereunder as a result of such Diligence Failure.

5.7.1 Evogene Diligence Failures.

Subject to Section 5.7 above:

(a) Notice. With respect to each Fusarium Deliverables Group, if Evogene has failed to fulfill any of its Diligence Obligations under Sections 5.1 through 5.4 in any Collaboration Year during the Research Period, then [* * *].

(b) Minimum R&D Activity. Minimum R&D Activity shall be reduced as provided in Section 5.10.3(c) of the Agreement.

(c) Termination of Monsanto Diligence Obligations. Notwithstanding the foregoing provisions of this Section 5.7.1, all of Monsanto’s Diligence Obligations pursuant to Section 5.6 shall terminate if with respect to any Fusarium Deliverables Group, Evogene delivers less than [* * *] percent ([* * *]%) of the minimum number of Collaboration Hits and Preferred Modes of Use required, in the aggregate, to be delivered to Monsanto under Section 5.1.

5.7.2 Monsanto Diligence Failures. The consequences of Monsanto Diligence Failures are set forth in Section 5.6.

5.7.3 Diligence Failure Not a Breach. Notwithstanding any provision hereof to the contrary, no Diligence Failure by either party under this Exhibit shall constitute a breach of this Exhibit or the Agreement, and each party’s sole and exclusive remedy for any Diligence Failure hereunder by the other party shall be as set forth in this Section 5. [* * *].

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5.8 Fusarium Diligence. For the avoidance of doubt, a Diligence Failure by either party in respect of the Fusarium Funded Project shall not constitute a Diligence Failure in respect of the Yield & Stress Funded Project, and vice versa.

6. PAYMENTS

6.1 Annual Research Payments. Subject to, and on the terms set forth in, Section 6.2 of the Agreement, Monsanto shall pay to Evogene the annual research payments set forth below (the “Annual Research Payments”) in respect of the Fusarium Funded Project.

6.1.1 Collaboration Year 6. During Collaboration Year 6, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.1.2 Collaboration Year 7. During Collaboration Year 7, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.1.3 Collaboration Year 8. During Collaboration Year 8, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.1.4 Collaboration Year 9. During Collaboration Year 9, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.1.5 Collaboration Year 10. During Collaboration Year 10, Monsanto shall pay to Evogene an Annual Research Payment equal to [* * *] Dollars ($[* * *]).

6.2 Reallocation of Research Activities and Annual Research Payments. Notwithstanding Section 6.1 of this Exhibit or Section 6.2 of the Agreement, for each of Collaboration Years 7 through 9, Monsanto shall be entitled to reallocate activities under the Research Plan, and Annual Research Payments, between the Yield & Stress Funded Project and the Fusarium Funded Project, as follows:

(i) Monsanto shall notify Evogene of its intent to reallocate research activities and Annual Research Payments by [* * *]. The parties will negotiate in good faith an amendment to the Research Plan on the basis of such proposal, and use reasonable efforts to complete such an amendment by [* * *].

(ii) The reallocation will be based on the [* * *] attached to the Agreement as Exhibit T, and Exhibit T.1 to this Exhibit.

(iii) Monsanto may reallocate up to $[* * *] of the original Annual Research Payments for the Funded Yield & Stress Project to the Funded Fusarium Project, provided that such reallocation shall not exceed $[* * *] [* * *].

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(iv) Monsanto may reallocate up to $[* * *] of the original Annual Research Payments for the Funded Fusarium Project to the Funded Yield & Stress Project, provided that such reallocation shall not exceed $[* * *] [* * *].

(v) All Diligence Obligations for Evogene and Monsanto for the applicable Collaboration Year(s) shall be adjusted proportionally between the Yield & Stress Funded Project and the Fusarium Funded Project.

6.3 Fusarium Milestone Fees. Subject to Section 6.4 of the Agreement, Monsanto shall pay Evogene the following non-refundable milestone fees (“Fusarium Milestone Fees”) upon the occurrence of the following Milestones:

6.3.1 On the terms set forth in Section 6.4.1 of the Agreement, [* * *].

6.3.2 On the terms set forth in Section 6.4.1 of the Agreement, [* * *].

6.4 Submission for Regulatory Approval. On the terms set forth in Section 6.4.2 of the Agreement, [* * *].

6.5 Regulatory Approval Milestone Fee. On the terms set forth in Section 6.4.3 of the Agreement, [* * *].

6.6 Royalty Payments. On the terms set forth in Section 6.5 of the Agreement, Monsanto agrees to pay to Evogene the following Product Royalties with respect to sales and other transfers of Fusarium Products:

6.6.1 Royalties on Sales of Fusarium Products by Monsanto, Affiliates and Sublicensees. Subject to Section 6.6.3, for each Collaboration Year, for each Fusarium Product, Monsanto agrees to pay to Evogene Product Royalties on all sales and other transfers of such Fusarium Products by Monsanto, its Affiliates, and Sublicensees under sublicenses granted after Regulatory Approval of the applicable Fusarium Product or Products (“Post-Approval Sublicensees”), and each such entity’s respective agents, in an amount equal to:

(a) [* * *] percent ([* * *]%) of the [* * *] generated in such Collaboration Year from sales and other transfers of Fusarium Products, up to and including [* * *]; and

(b) [* * *] percent ([* * *]%) of the [* * *] generated in such Collaboration Year from for sales and other transfers of Fusarium Products [* * *].

6.6.2 [* * *].

6.6.3 [* * *].

6.6.4 Sections 6.5.2 through 6.5.4 of the Agreement shall not apply to the Fusarium Funded Project.

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7. PATENT RIGHTS.

7.1 The provisions of Section 9 of the Agreement shall apply fully to the Fusarium Funded Project, provided that for purposes hereof, in addition to the provisions of Section 9.2.1, upon Evogene’s request with respect to any specific Collaboration Hit delivered under the Fusarium Funded Project, and within a reasonable time, Monsanto will provide Evogene with information reasonably required by Evogene to support the filing of the Evogene Patent Rights covering such Collaboration Hit (e.g. field trial results).

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